EXHIBIT 10.6
















                                   NEWELL
              PENSION PLAN FOR SALARIED AND CLERICAL EMPLOYEES
              ------------------------------------------------




            (As Amended and Restated Effective September 1, 1996)

                                   NEWELL
              PENSION PLAN FOR SALARIED AND CLERICAL EMPLOYEES
              ------------------------------------------------
            (As Amended and Restated Effective September 1, 1996)



                                  ARTICLE I

                     Purpose, Intent and Effective Dates
                     -----------------------------------

             1.01 PURPOSE. The Company has established and maintains the Newell Pension Plan for Salaried and Clerical Employees to aid its eligible employees to attain a greater degree of post-retirement financial security for themselves and their families.

             1.02 INTENT. The Company intends that the Plan, as set forth in this amendment and restatement, and as it may from time to time be further amended, shall constitute a qualified Plan under the provisions of Section 401(a) (and further or successor applicable provisions) of the Code and shall be in full compliance with the provisions of ERISA. The Company intends that the Plan shall continue to be maintained by it for the above purposes indefinitely, subject always, however, to the rights reserved in the Company to amend and terminate as hereinbelow set forth.

             1.03 EMPLOYEES TERMINATED PRIOR TO SEPTEMBER 1, 1996. The provisions of the Plan, as Amended and Restated Effective September 1, 1996, shall not be applicable to any employee of the Company or an Affiliated Company whose employment terminated prior to September 1, 1996, except as otherwise provided herein. The rights of any such person to receive benefits, if any, under the Plan and the amount of and conditions under which such benefits shall be payable shall be determined in accordance with the provisions of the Plan or such other retirement plan, if any, as may have been applicable to the employee as in effect on the date of his termination of employment.

                                 ARTICLE II
                                 Definitions
                                 ----------

             The following terms, when used herein and initially capitalized as below indicated, shall, unless otherwise expressly provided, have the following respective meaning:

             "Accrued Benefit" when used in reference to a Participant as of any given date means his Normal Retirement Benefit determined as set forth in Section 4.01 hereof based on Credited Service through such given date. The Accrued Benefit of a Participant attributable to his own contributions shall be his accumulated contributions with Credited Interest compounded annually to the date of determination, multiplied by ten percent (10%) to convert such amount to an annual benefit under a straight-life annuity without ancillary benefits. Unless otherwise provided under the Plan, each Section 401(a)(17) Employee's Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the Employee under (a) or (b) below:

             (a) the Employee's Accrued Benefit determined with respect to the benefit formula set forth in Section 4.01, applicable for the Plan Year beginning on January 1, 1994, as applied to the Employee's total years of Credited Service taken into account under the Plan for the purposes of benefit accruals, or

             (b)  the sum of:

                  (i) the Employee's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

                  (ii) the Employee's Accrued Benefit determined under
             the benefit formula set forth in Section 4.01, applicable for the Plan Year beginning on January 1, 1994, as applied to the Employee's total years of Credited Service taken into account under the Plan for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

                  For purposes of this paragraph (b) an Employee's total
             years of Credited Service will be considered in determining the 30-year maximum set forth in Section 4.01.

             A Section 401(a)(17) Employee means an Employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

             "Actuarial (or Actuarially) Equivalent" or "Actuarial Equivalence" means the equality in value of the aggregate amounts expected to be received under different forms of payment, determined on the basis of the assumptions and methods set forth in Section 5.05 below.

             "Actuary" means an actuary who is enrolled by the Joint Board for the Enrollment of Actuaries established under ERISA and who is selected by the Company from time to time to provide the actuarial reports and perform the actuarial services for the Plan.

             "Affiliated Company" means: (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; (ii) any trade or business, whether or not incorporated, which is under common control (as defined in Section 414(c) of the Code) with the Company; and (iii) any member of an affiliated service group (as defined in Section 414(m) of the Code), which includes the Company.

             "Beneficiary" means the person or persons entitled to receive benefits under the Plan by reason of the death of a Participant.

             "Board" means the Board of Directors of the Company as from time to time constituted.

             "Break in Service" means the period of an Employee's absence from active employment commencing upon his Severance Date from all Employers and ending (if at all) when he again performs an Hour of Service, within the meaning of the first clause (i) of the definition of "Hour of Service."

             "Code" means the Internal Revenue Code of 1986, as from time to time amended.

             "Company" means Newell Operating Company (formerly known as Newell Co., Newell Companies, Inc., Newell National Co. and Newell Mfg. Co.), a Delaware corporation and its predecessor, Newell Mfg. Co. (formerly known as Western Newell Mfg. Co.), an Illinois corporation.

             "Covered Compensation" means the annual basic compensation of a Participant from a Participating Employer for the relevant period for services rendered to the Participating Employer in any Plan Year, including (i) regular salary and straight-time wages for regular work week time, (ii) 100% of earned commissions for commission salesmen,
   (iii) any bonus (whether or not paid or deferred pursuant to the Company's Incentive Bonus Plan) up to $3,000 in any Plan Year,
   (iv) any amounts withheld pursuant to the Newell Long-Term Savings and Investment Plan or the Newell Flexible Benefits Account Plan, but excluding (i) all shift premiums and overtime and benefits under this Plan or any other employee benefit plan, and (ii) severance payments. In no event shall the compensation of a Participant taken into account under the Plan for any year commencing after December 31, 1988 and prior to January 1, 1994 exceed $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code). In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is
   12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the Plan Year, beginning on January 1, 1994, the OBRA '93 annual compensation limit is $150,000. Notwithstanding the foregoing, for purposes of Section 4.14 of the Plan, "compensation" shall have the meaning set forth in Section 4.14(j).

             "Credited Interest" means interest compounded annually at the rate of three percent (3%) per annum through December 31, 1972, at four percent (4%) per annum from January 1, 1973 through December 31, 1975, at five percent (5%) per annum from January 1, 1976 through December 31, 1987, and beginning January 1, 1988, at 120% per annum of the mid-term applicable Federal rate (AFR) (as in effect under Section 1274 of the Code for the first month of the Plan Year) established by the Secretary of the Treasury pursuant to Section 204(c)(2)(C)(iii) of ERISA, on the aggregate amount from time to time of a Participant's contributions to the Plan.

             "Credited Service" means all service of an Employee, while on a salaried or clerical basis with a Participating Employer (on and after the date specified in column 2 of Exhibit A hereto) that is included in a period of Vesting Service, and that is completed while the Employee is a Participant or during such Employee's Eligibility Year of Service; SUBJECT, HOWEVER, to the following special rules:

             (a) Credited Service will not include any service prior to January 1, 1973 if the Employee was eligible to contribute to this Plan at any time prior to January 1, 1973 and failed to contribute the full amount required to this Plan; except that Credited Service will include any period of service immediately prior to January 1, 1973, when the Employee was contributing the full amount required to this Plan.

             (b) Credited Service will not include any period of service during which an Employee is included in a unit of employees covered by a collective bargaining agreement for which retirement benefits were a subject of good faith negotiations, unless such collective bargaining agreement provides for the participation of such Employees in this Plan.

             (c) Credited Service will not include leaves of absence granted by an Employer to an Employee on and after August 5, 1993 pursuant to the Family and Medical Leave Act, regardless of whether the Employee returns to work for an Employer at the end of such leave of absence.

             "Early Retirement Date" means the first day of the calendar month following the month in which a Participant completes at least fifteen (15) years of Vesting Service, attains age sixty (60) and elects, by written notice delivered to the Pension Administrative Committee at least thirty (30) days in advance of such Date, to Retire prior to his Normal Retirement Date.

             "Effective Date" means January 1, 1989.

             "Eligibility Commencement Date" when used in reference to an Employee means the later of the Effective Date and the first day thereafter on which he meets all of the following requirements:

             (a) He is employed on a salaried or clerical basis by a Participating Employer (after it becomes a Participating
        Employer);

             (b) He is not included in a unit of employees covered by a collective bargaining agreement for which retirement benefits were a subject of good faith negotiations, unless such collective bargaining agreement provides for the participation of such Employees in this Plan;

             (c) He is not a non-resident alien as described in Section 410(b)(3)(C) of the Code; and

             (d)  He has completed an Eligibility Year of Service.

             "Eligibility Year of Service" means the twelve (12) month period, commencing with the later of (a) the date an Employee first performs an Hour of Service for an Employer or an Affiliated Company (whether or not it is a Participating Employer), and (b) the date specified in column 1 of Exhibit A hereto, during which he completes at least 1,000 Hours of Service, or if he does not complete 1,000 Hours of Service during such twelve (12) month period, then the first Plan Year ending thereafter in which he does complete 1,000 Hours of Service. Eligibility Years of Service shall include leaves of absence granted by an Employer or an Affiliated Company to an Employee on and after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer or an Affiliated Company at the end of such leave of absence.

             "Eligible Spouse" means a person to whom a Participant is legally married on the date benefit payments commence under
   Section 4.01 (Normal), 4.02 (Postponed), 4.03 (Early) or 4.04
   (Vested).

             "Employee" means each person, officer or otherwise, in an employee-employer relationship with an Employer.

             "Employer" means (i) the Company's corporate management group, (ii) each operating division of the Company, and (iii) each Affiliated Company, whether or not it is a Participating Employer.

             "ERISA" means the Employee Retirement Income Security Act of 1974 as from time to time amended.

             "Excess Compensation" means that part of the Covered Compensation (as defined above) of a Participant for a Plan Year that exceeds $25,000. If a Participant's employment begins or ends during a Plan Year, his Excess Compensation shall be determined by assuming that he had Covered Compensation for the entire Plan Year at the same rate as yields his actual Covered Compensation for so much of the Plan Year as he was an Employee.

             "Forfeiture" means the Accrued Benefit of a Participant to which he (or his Beneficiary) does not become entitled upon a Severance Date and which is thus forfeited pursuant to Section 4.11 below.

             "Fund" means the entire trust fund from time to time held by the Trustees pursuant to the Trust for the purposes of this Plan.

             "Hour of Service" means:

                  (i) each hour for which an Employee is paid or entitled to payment for the performance of duties for an Employer on and after the later of (i) the date the Employee is first hired by an Employer, and (ii) the date specified in column (1) of Exhibit A hereto with respect to such Employer (provided that, if no date is specified in such column with respect to an Employer, the date on which such Employer became an Affiliated Company shall be utilized for purposes of this clause (ii)); and

                  (ii) each hour for which an Employee is directly or indirectly paid by an Employer or is entitled to payment from an Employer during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (but not in excess of 501 hours in any continuous period during which no duties are performed), on and after the later of (i) the date the Employee is first hired by an Employer, and (ii) the date specified in column (1) of Exhibit A hereto with respect to such Employer (provided that, if no date is specified in such column with respect to an Employer, the date on which such Employer became an Affiliated Company shall be utilized for purposes of this clause (ii)).

   Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer shall be included under either subsection (i) or (ii) above as may be appropriate. Hours of Service shall be credited:

             (a) in the case of Hours referred to in subsection (i) above, for the computation period in which the duties are performed;

             (b) in the case of Hours referred to in subsection (ii) above, for the computation period or periods in which the period during which no duties are performed occurs; and

             (c) in the case of Hours for which back pay is awarded or agreed to by an Employer, for the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

             In determining Hours of Service, with respect to an Employee who is employed on other than an hourly rated basis, such Employee shall be credited with ten (10) Hours of Service per day for each day, or forty-five (45) Hours of Service per week for each week, that the Employee would, if hourly rated, be credited with service pursuant to subsection (i) above. If an Employee is paid for reasons other than the performance of duties pursuant to subsection (ii) above: (i) in the case of a payment made or due which is calculated on the basis of units of time, an Employee shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and (ii) an Employee without a regular work schedule shall be credited with eight (8) Hours of Service per day (to a maximum of forty (40) Hours of Service per week) for each day that the Employee is so paid. Hours of Service shall be calculated in accordance with Department of Labor Regulations Section 2530.200b-2 or any future legislation or regulation that amends, supplements or supersedes said section. Persons described in subsection (c) of the definition of "Vesting Service" (subject, however, to the limitation of that subsection) shall be treated as Employees of an Employer for purposes of calculating Hours of Service.

             "Leased Employee" means a person who is not employed by an Employer but who performs services for an Employer pursuant to an agreement between the Employer and a leasing organization after such person performs such services on a substantially full-time basis for a twelve-month period, provided that the services are of the type historically performed by employees in the business field. Subject to the provisions of subsection (c) of the definition of "Vesting Service" and the last sentence of the definition of "Hour of Service," a Leased Employee of an Employer shall not be considered an Employee for purposes of the Plan.

             "Named Fiduciary" means the entity which has ultimate authority to control and manage the operation and administration of the Plan and in this Plan means the Company as set forth in Section
   8.01 below.

             "Normal Retirement Benefit" when used in reference to a Participant means his normal retirement benefit, if any, determined as set forth in Section 4.01.

             "Normal Retirement Date" means the first day of the calendar month following a Participant's sixty-fifth (65th) birthday. A Participant's Accrued Benefit shall be nonforfeitable on his sixty-fifth (65th) birthday.

             "Participant" means an Employee or a former Employee who is described as a Participant under Article III of the Plan.

             "Participating Employer" means the Company and (i) each Employer whose Employees participated in a Prior Plan immediately prior to the Effective Date; and (ii) each other Employer (A) to which the Board has extended this Plan by resolution specifying the date on which this Plan becomes effective as to that Employer, and (B) if that other Employer is separately incorporated, which has adopted this Plan as its own plan by resolution of its board of directors. Each Employer that is a Participating Employer is identified on Exhibit A to this Plan, together with the date on and after which Hours of Service, an Eligibility Year of Service, Vesting Service and Credited Service shall be counted with respect to such Participating Employer.

             "Pension Administrative Committee" means the Plan administrative committee referred to in Article VIII hereof as from time to time constituted.

             "Pension Finance Committee" means the Plan finance committee referred to in Article VIII hereof as from time to time constituted.

             "Plan" means the NEWELL PENSION PLAN FOR SALARIED AND CLERICAL EMPLOYEES, as amended and restated effective January 1, 1989, as herein set forth and as from time to time amended and includes also the WESTERN NEWELL MFG. CO. PENSION PLAN, as established February 1, 1949, and successive amendments thereto and restatements thereof.

             "Plan Year" means the fiscal year of the Plan and of the Trust and, until changed, shall begin January 1 and end December 31 of each year.

             "Postponed Retirement Date" when used in reference to a Participant means the date, following his Normal Retirement Date, on which he Retires.

             "Prior Plan" means any of the following:

                  (i)  Anchor Hocking Retirement Plan for Salaried
             Employees;

                  (ii) Anchor Hocking Retirement Plan for Salaried
             Employees - Hourly Part;

                  (iii) Sanford Corporation Retirement Plan for Salaried Employees;

                  (iv) BernzOmatic Corporation Employees' Pension Plan;

                  (v) Foley Company Retirement Plan for Office and Administrative Employees;

                  (vi) Contributory Pension Plan for the Hourly-Paid
             Employees of the Moldcraft Division of Anchor Hocking Plastic Packaging, Inc.;

                  (vii)     Empire Berol Corporation Revised Basic
             Pension Plan;

                  (viii)    Faber-Castell Retirement Plan for Salaried
             Employees;

                  (ix) Goody Products, Inc. Pension Plan for Salaried
             Employees; and

                  (x) Stuart Hall Company, Inc. Non-Bargaining Unit Rmployees' Retirement Plan.

             "Qualified Joint and Survivor Annuity" means a monthly annuity for the life of the Participant with a survivor annuity for the life of his Eligible Spouse, the monthly payments of which are equal to one-half of the monthly amount paid or payable to the Participant.

             "Retirement" or "Retires" or "Retiring" means the first day of the calendar month following the termination of a Participant's service with an Employer when he is entitled to a normal, postponed, or early retirement benefit under Article IV hereof.

             "Severance Date" means the earlier of:

                  (i) the date the employment of an Employee terminates by reason of quitting, Retirement, death or discharge; and

                  (ii) the first anniversary of the first date of an absence from the performance of duties as an Employee (with or without pay) for any other reason (such as vacation, holidays, sickness, disability, leave of absence or layoff).

             If any Employee who is absent from work because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child,
   (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) caring for such child immediately following such birth or placement, shall be absent for such reason beyond the first anniversary of the first date of absence, his Severance Date shall be the second anniversary of the first day of such absence, provided that the Employee furnishes to the Pension Administrative Committee such timely information that the Pension Administrative Committee may reasonably require to establish (A) that the absence from work is for one of the reasons specified in clauses
   (i) through (iv), and (B) the number of days for which there was such an absence. Notwithstanding anything to the contrary contained herein, in no event shall the period between the first and second anniversary of the first day of such absence be counted as a period of employment for purposes of calculating Vesting Service or Credited Service.

             "Spouse" means an Eligible Spouse or a Surviving Spouse.

             "Surviving Spouse" means a person to whom a Participant is legally married for at least the one (1) year period ending on the Participant's date of death.

             "Trust" means the Newell Co. Master Retirement Trust as set forth in the Trust Agreement entered into on July 1, 1989, by and between the Company and The Northern Trust Company, as Trustee, as the same may from time to time be amended.

             "Trustees" means the trustee under the Trust, or any successor trustee or trustees under the provisions of the Trust.

             "Vesting Service" means all service of an Employee with an Employer or an Affiliated Company, based on calendar months, counted from the earlier of (A) the later of (i) the date the Employee is first hired by an Employer or an Affiliated Company, and (ii) the date specified in column 1 of Exhibit A hereto with respect to such Employer (provided that, if no date is specified in such column with respect to an Employer, the date on which such Employer became an Affiliated Company shall be utilized for purposes of this clause
   (ii)), and (B) the date on which the Employee began accruing Vesting Service under a Prior Plan, to his last Severance Date; SUBJECT, HOWEVER, to the following special rules:

             (a) Breaks in Service will be excluded in determining Vesting Service, except that a Break in Service incurred when an Employee quits, Retires, or is discharged will not be excluded if the Employee returns to the performance of duties as an Employee of an Employer prior to the first anniversary of his absence from the performance of duties; provided that if such Break in Service commenced while the Employee was absent from the performance of duties for one of the reasons described in paragraph (ii) of the definition of "Severance Date," the Break in Service will only not be excluded if it is incurred, and the Employee returns to the performance of duties as an Employee of an Employer, prior to the first anniversary of his absence from the performance of duties.

             (b) For an Employee who is entitled to any portion of his Accrued Benefit in accordance with Article IV or Article XII hereof, service which would otherwise be Vesting Service which occurs before a Break in Service of at least twelve (12) consecutive months will be included in determining Vesting Service if the Employee completes one Eligibility Year of Service after the date on which the Break in Service ends.

             (c) For an Employee who is not entitled to any portion of his Accrued Benefit in accordance with Article IV or Article XII hereof, service which would otherwise be Vesting Service which occurs before a Break in Service of at least twelve (12) consecu-tive months will be included in determining Vesting Service if the Employee completes one year of Eligibility Service after the date on which the Break in Service ends; provided that in no event will such service be included in determining Vesting Service if the length of the Break in Service exceeds: (i) if the Break in Service commenced before January 1, 1985, the length of the prior Vesting Service (determined after applying this same rule to such prior Vesting Service) or (ii) if the Break in Ser-vice commenced after December 31, 1984, the greater of the period determined under clause (i) or five (5) years.

             (d) Any Leased Employee of an Employer or an Affiliated Company who subsequently becomes an Employee and thereafter participates in the Plan shall receive credit for vesting hereunder for his period of employment as a Leased Employee, except to the extent that Section 414(n)(5) of the Code was satisfied with respect to such Employee while he was a Leased Employee.

             (e) Vesting Service shall include leaves of absence granted by an Employer or an Affiliated Company to an Employee on and after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer or an Affiliated Company at the end of such leave of absence.

             GENDER AND NUMBER. The masculine pronoun wherever used herein shall be deemed to include the feminine and the neuter, and the singular shall be deemed to include the plural whenever the context requires.

                                 ARTICLE III

                        Eligibility and Participation
                        -----------------------------

             3.01 REQUIREMENTS FOR PARTICIPATION. Each Employee who was a Participant in the Plan immediately prior to the Effective Date shall continue to participate in and receive benefits under the Plan in accordance with its terms. Each other Employee shall become a Participant on his Eligibility Commencement Date.

             3.02 DURATION. (a) An Employee who became a Participant and attained his Severance Date prior to January 1, 1993 continued to be a Participant until the end of a Plan Year in which he completed fewer than 501 Hours of Service and also continued to be a Participant thereafter for so long as he was entitled to receive any benefits hereunder regardless of when such benefits are payable. If such Participant completed fewer than 501 Hours of Service in any Plan Year before becoming entitled to receive (then or thereafter) a benefit hereunder, he thereupon ceased to be a Participant unless and until he thereafter completed another Eligibility Year of Service in which event he was deemed to have become a Participant on the first day of such completed Eligibility Year of Service. Notwithstanding the foregoing, if such Participant who left an Employer to serve in the armed forces of the United States for a period during which his reemployment rights are guaranteed by law, ceased to be a Participant under the preceding provisions of this subsection (a), and such Participant returned to work for an Employer prior to the expiration of his reemployment rights, such Participant continued to participate in the Plan until he so returned (and thereafter in accordance with the terms of the Plan), despite his failure to complete 501 Hours of Service during any Plan Year prior to January 1, 1993 because he was absent for such purpose.

             (b) An Employee who is absent from work with an Employer because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) caring for such child immediately following such birth or placement shall receive credit solely for purposes of subsection (a) above for the Hours of Service provided in subsection (c) below; provided that the total number of hours credited as Hours of Service under this sub-section shall not exceed 501 Hours of Service.

             (c) In the event of an Employee's absence from work for any of the reasons set forth in subsection (b) above, the Hours of Service that the Employee will be credited with under subsection (b) are (i) the Hours of Service that otherwise would normally have been credited to the Employee but for such absence, or (ii) eight (8) Hours of Service per day of such absence if the Pension Administrative Committee is unable to determine the Hours of Service described in clause (i).

             (d) An Employee who is absent from work for any of the reasons set forth in subsection (b) above shall be credited with Hours of Service under subsection (b): (i) only in the Plan Year in which the absence begins, if the Employee would be prevented from ceasing to be a Participant under subsection (a) above in that Year solely because he receives credit for Hours of Service for the period of ab-sence, as provided in subsections (b) and (c) above, or (ii) in any other case, in the immediately following Plan Year.

             (e) No credit for Hours of Service will be given pursuant to subsections (b), (c) and (d) above unless the Employee furnishes to the Pension Administrative Committee such timely information that the Pension Administrative Committee may reasonably require to establish:
   (i) that the absence from work is for one of the reasons specified in subsection (b) and (ii) the number of days for which there was such an absence. No credit for Hours of Service will be given pursuant to subsections (b), (c), and (d) for any purpose of the Plan other than the determination of whether an Employee has ceased to be a Par-ticipant pursuant to subsection (a).

             3.03 CHANGE IN STATUS. If a Participant shall cease to be employed on a salaried or clerical basis but continues to be an Employee, he shall be deemed to be an inactive Participant until he again is employed on a salaried or clerical basis or ceases to be an Employee, whichever first occurs. After he becomes, and so long as he remains, an inactive Participant, he shall accrue no Credited Service for purposes of the Plan but shall continue to accrue Vesting Service in accordance with its terms. Upon the Retirement, death, disability or other termination of employment of an inactive Participant, payment of his benefits will be made to him or to his Spouse or Beneficiary pursuant to the applicable provisions of Articles IV and V.


                                 ARTICLE IV

                              Pension Benefits
                              ----------------

             4.01 BENEFITS PAYABLE ON NORMAL RETIREMENT. Subject to the provisions of Section 4.06 below and of subsection (d) of this Section 4.01, each Participant who Retires on his Normal Retirement Date shall be entitled to receive his Normal Retirement Benefit, a monthly bene-fit for the remainder of his lifetime, equal to the aggregate of the amounts determined under subsections (a), (b) and (c) below, based on Credited Service determined in accordance with subsection (d) below.

             (a) The portion of the Normal Retirement Benefit attribu-table to Credited Service before January 1, 1982, shall be the accrued benefit (determined under the terms and provisions of the Plan as in effect on December 31, 1981) to which a Participant is entitled as of January 1, 1982; PROVIDED, HOWEVER that for purposes of determining such accrued benefit, the compensation for the Plan Year 1977 for each Participant who was paid compensation for the entire Plan Year 1978 shall be deemed to be his compensation for the Plan Year 1978 divided by 1.06. For purposes of determining the accrued benefit of a Participant as of January 1, 1982 pursuant to this subsection (a), if the "Social Security Reduction Amount," as that term was defined in the Plan as of December 31, 1983, was calculated by using an estimate of the wages of an Employee for some or all years of employment for purposes of determining such Employee's "Primary Social Security Amount," as described in the paragraph in the Plan as of December 31, 1983, in which such term was so defined:

                  (i) The pre-termination (or pre-hire) wage history shall be estimated by applying a salary scale, projected backwards, to the Employee's compensation (as defined in section 3.3 of Internal Revenue Service Revenue Ruling 71-
             446) at termination of employment (or at hire) and the salary scale shall be either:

                       (A) the actual change in the average wages from year to year as determined by the Social Security Administration, or

                       (B) a level percentage per year that is not less than six percent per annum;

                  (ii) The Pension Administrative Committee shall give clear written notice to each Employee of the Employee's right to supply actual salary history and of the financial consequences of failing to supply such history. The notice must be given each time the summary plan description for the Plan is provided to the Employee and must also be given upon termination of employment. The notice must also state that the Employee can obtain the actual salary history from the Social Security Administration; and

                  (iii) The accrued benefit for any Participant will be adjusted based on an actual salary history for years previously estimated before termination of employment (and an assumed post-termination compensation in accordance with section 11.01 of Internal Revenue Service Revenue Ruling 71-446 when applicable) if the Participant supplies documentation of that history. Such documentation must be provided no later than ninety (90) days following the later of the date of termination of employment and the time when the Participant is notified of the amount of retirement income to which he is entitled.

        The estimated wages may be used either only for years before employment or for all years before termination of employment.

             (b) The portion of the Normal Retirement Benefit attribut-able to Credited Service from January 1, 1982 through December 31, 1988, shall be one-twelfth (1/12) of the sum of:

                  (i) one and one-tenth percent (1.1%) of his Covered Compensation for each year of Credited Service from January 1, 1982 through December 31, 1988, plus

                  (ii) one and two-tenths percent (1.2%) of his Excess Compensation for each year of Credited Service from January 1, 1982 through December 31, 1988.

             (c) The portion of the Normal Retirement Benefit attributable to Credited Service from and after the Effective Date shall be one-twelfth (1/12) of the sum of:

                  (i) one and thirty-seven hundredths percent (1.37%) of his Covered Compensation that is not Excess Compensation for each year of Credited Service from and after the Effective Date, plus

                  (ii) one and eighty-five hundredths percent (1.85%) of his Excess Compensation for each year of Credited Service from and after the Effective Date.

             (d) For purposes of determining the portion of the Normal Retirement Benefit to which a Participant is entitled pursuant to subsections (b) and (c) above:

                  (i) Not more than thirty (30) years of Credited Service as a Participant under this Plan from and after January 1, 1982 shall be taken into account for purposes of subsections (b) and (c) above.

                  (ii) In the case of a Participant with more than thirty (30) years of Credited Service as a Participant under this Plan from and after January 1, 1982, the years of such Credited Service to be taken into account for purposes of subsections (b) and (c) shall be those thirty (30) years (whether or not consecutive) which make the greatest contri-bution to his Normal Retirement Benefit under this Plan; and

                  (iii) If a Participant has Credited Service from and after January 1, 1982, as a Participant under this Plan and under the Newell Pension Plan for Factory and Distribution Hourly Paid Employees As Amended and Restated Effective January 1, 1989 (the "Hourly Plan"), the Participant shall be entitled to credit for a maximum of thirty (30) years of Credited Service under both this Plan and the Hourly Plan for purposes of computing his aggregate benefit from and after January 1, 1982, under subsections (b) and (c) of this
             Section 4.01 and under the Hourly Plan; provided that if a

             Participant has more than thirty (30) years of such Credited Service from and after January 1, 1982, the years of such Credited Service to be taken into account for purposes of computing such aggregate benefit under this Plan and the Hourly Plan shall be those 30 years (whether or not consecutive) which make the greatest contribution to such aggregate Normal Retirement Benefit under both Plans; and provided, further, that in no event will a Participant receive Credited Service for purposes of determining his Normal Retirement Benefit under this Plan while he is a Participant under the Hourly Plan.

             (e) In no event shall this Section 4.01 be applied to reduce the Normal Retirement Benefit of any Participant below the accrued benefit (determined under the terms and provisions of the Plan as in effect on December 31, 1981) to which he was entitled as of January 1, 1983, or the accrued benefit (determined under the terms and provisions of the Plan as in effect on December 31,
        1988) to which he was entitled as of January 1, 1989.

             4.02 BENEFITS PAYABLE ON POSTPONED RETIREMENT. Subject to the provisions of Section 4.06 below, each Participant who Retires on his Postponed Retirement Date shall be entitled to receive a monthly benefit for the remainder of his lifetime, commencing on the first day of the month following such Postponed Retirement Date, equal to the amount determined in Section 4.01 above based on Credited Service (as limited by subsection 4.01(d)) as of his Postponed Retirement Date.

             4.03 BENEFITS PAYABLE ON EARLY RETIREMENT. Subject to the provisions of Section 4.06 below, each Participant who Retires on his Early Retirement Date, shall be entitled to receive a monthly benefit for the remainder of his lifetime equal to his Accrued Benefit upon such Early Retirement Date, reduced where applicable by one-half of one percent (0.5%) for each month by which the date such benefit pay-ments commence precedes his Normal Retirement Date.

             4.04  VESTED BENEFITS.  Subject to the provisions of
   Section 4.05 below, each Participant who upon a Severance Date caused other than by death is not thereby eligible for the benefits described in Section 4.01, 4.02 or 4.03 shall be entitled to receive, if the Participant has completed five (5) years of Vesting Service at his Severance Date, a monthly benefit equal to his Accrued Benefit at his Severance Date, reduced where applicable by one-half of one percent (0.5%) for each month by which the date such payments commence precedes his Normal Retirement Date.

             4.05  COMMENCEMENT OF BENEFITS.

             (a) Unless a Participant otherwise elects as provided below, payment of benefits under Sections 4.01, 4.02, 4.03, and 4.04 will commence on the later of the Participant's Normal Retirement Date and his Postponed Retirement Date. A Participant who has completed at least fifteen (15) years of Vesting Service may elect to have payment of reduced benefits under Section 4.03 or 4.04 commence on the first day of an earlier month but in no event before the later of his Severance Date and his sixtieth (60th) birthday.

             (b) Any election under this Section 4.05 shall be made by written notice designating the selected date and delivered to the Pension Administrative Committee at least thirty (30) days in advance of that date. The provisions of subsections (a) and (b) are hereby expressly made subject to the terms of subsection (c) below.

             (c) Notwithstanding anything to the contrary contained elsewhere in the Plan:

                  (i) The payment of benefits under the Plan to any Participant will:

                       (A) be distributed to him not later than the Required Distribution Date (as defined in subsection
                  (c)(iii)), or

                       (B) be distributed to him commencing not later than the Required Distribution Date in accordance with regulations prescribed by the Secretary of the Treasury
                  (I) over the life of the Participant or over the lives of the Participant and his Beneficiary, or (II) over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his Beneficiary.

                  (ii) (A) If the Participant dies after distribution to him has commenced pursuant to subsection (c)(i)(B) but before his entire interest in a benefit under the Plan has been distributed to him, then the remaining portion of that interest will be distributed at least as rapidly as under the method of distribution being used under subsection (c)(i)(B) at the date of his death.

                       (B) If the Participant dies before distribution to him has commenced pursuant to subsection (c)(i)(B), then, except as provided in subsections (c)(ii)(C) and
                  (c)(ii)(D), his entire interest in a benefit under the Plan will be distributed within five (5) years after his death.

                       (C)  Notwithstanding the provisions of subsection
                  (c)(ii)(B), if the Participant dies before distribution to him has commenced pursuant to subsection (c)(i)(B) and if any portion of his interest in a benefit under the Plan is payable (I) to or for the benefit of a Beneficiary, (II) in accordance with regulations prescribed by the Secretary of the Treasury over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and
                  (III) beginning not later than one (1) year after the date of the Participant's death or such later date as the Secretary of the Treasury may prescribe by regula-tions, then the portion of such interest referred to in this subsection (c)(ii)(C) shall be treated as distributed on the date on which such distributions begin.

                       (D)  Notwithstanding the provisions of subsections
                  (c)(ii)(B) and (c)(ii)(C), if the Beneficiary referred to in subsection (c)(ii)(C) is the Surviving Spouse of the Participant, then:

                       (I)  the date on which the distributions are
                            required to begin under subsection
                            (c)(ii)(C)(III) shall not be earlier than the date on which the Participant would have attained age 70 1/2, and

                  (II) if the Surviving Spouse dies before the distribu-
                       tions to such Spouse begin, then this subsection
                       (c)(ii)(D) shall be applied as if the Surviving Spouse were the Participant.

                  (iii) For purposes of this subsection (c), the "Required Distribution Date" means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2; provided, however, that if the Participant attained age 70 1/2 in calendar year 1988, the Required Distribution Date means April 1, 1990, and further provided that if the Participant attained age 70 1/2 prior to January 1, 1988, the Required Distribution Date means the April 1 following the later of the calendar year in which the Participant: (A) attained age 70 1/2, or (B) terminated service with all Employers, unless he was a five-percent owner (as defined in Section 416 of the Code) of the Company with respect to the Plan Year ending in the calendar year in which he attained age 70 1/2, in which case clause (B) shall not apply.

                  (iv) For purposes of this subsection (c), the life expectancy of a Participant and his Spouse may be redetermined, but not more frequently than annually.

             4.06  NORMAL FORMS OF BENEFIT.

             (a) If a Participant does not make a timely election not to receive payments pursuant to this subsection (a) and to receive payments pursuant to one of the optional forms of payment described in
   Section 5.01 below, and has an Eligible Spouse at the time payments under Section 4.01, 4.02, 4.03, or 4.04, above, commence, the benefits payable thereunder to the Participant shall be payable as a Qualified Joint and Survivor Annuity which shall be the Actuarial Equivalent of the retirement benefit set forth in the applicable Section. Any elec-tion by a Participant not to receive payments pursuant to this subsec-tion (a) shall only be effective if the requirements contained in the last sentence of Section 5.01(f) have been satisfied.

             (b) If a Participant does not make a timely election not to receive payments pursuant to this subsection (b) and to receive payments pursuant to one of the optional forms of benefits described in Section 5.01 below, and does not have an Eligible Spouse at the time payments under Section 4.01, 4.02, 4.03, or 4.04, above, com-mence, the benefits payable thereunder to the Participant shall be payable as an annuity for the Participant's life ending on the first day of the month during which his death occurs.

             4.07  SURVIVING SPOUSE'S BENEFITS.

             (a) Qualified Preretirement Survivor Annuity. Subject to the last sentence of subsection (b) below:

                  (i)  Upon the death of a Participant:

                       (A) Who dies after he has satisfied the require-ments for a benefit under Section 4.03, or after he has satisfied the Vesting Service requirements of Section
                  4.04 or Section 12.05, if applicable, and

                       (B)  Who has not commenced receiving benefit
                  payments accrued under the Plan,

   his Surviving Spouse shall be entitled to receive a "Qualified
   Preretirement Survivor Annuity."

                  (ii) A Qualified Preretirement Survivor Annuity payable to a Surviving Spouse shall be a survivor annuity for the life of the Surviving Spouse based upon the Partici-pant's Accrued Benefit at his Severance Date (but reduced as provided below), payable at the following times:

                       (A)  If the Participant shall have completed
                  fifteen (15) years of Vesting Service at his Severance Date, and shall not have attained the age of sixty (60) years on or prior to the date of his death, then such Qualified Preretirement Survivor Annuity shall commence on the first day of the month following the date that would have been the Participant's sixtieth (60th) birthday if he had lived until that date; provided, however, his Surviving Spouse shall have the right to request that payment of such Qualified Preretirement Survivor Annuity be deferred until the first day of any month after the date that would have been the Participant's sixtieth (60th) birthday up to and including the first day of the month following the date that would have been the Participant's sixty-fifth
                  (65th) birthday. Any such request must be delivered in writing to the Pension Administrative Committee at least thirty (30) days prior to the date selected for commencement of payment of such Qualified Preretirement Survivor Annuity. Any such request may be revoked by the Surviving Spouse by a subsequent written request delivered to the Pension Administrative Committee at least thirty (30) days prior to the date selected for commencement in the request to be revoked.

                       (B) If the Participant (i) is working past his Normal Retirement Date for an Employer as of the date of his death, or (ii) shall have completed fifteen (15) years of Vesting Service at his Severance Date and shall have attained the age of sixty (60) years prior to the date of his death, then such Qualified Preretirement Survivor Annuity shall commence on the first day of the month following the date of his death; provided, however, that in the case of a Participant described in clause (ii), his Surviving Spouse shall have the right to request that payment of such Qualified Preretirement Survivor Annuity be deferred until the first day of any month after the date of the Participant's death up to and including the first day of the month following the date that would have been the Participant's sixty-fifth (65th) birthday. Any such deferral request shall be made and may be revoked pursuant to the procedures described in paragraph (A) next above.

                       (C) If the Participant (i) is not working past his Normal Retirement Date for an Employer, whether or not he has attained his Normal Retirement Date, as of the date of his death, and (ii) shall have completed at least five (5) but less than fifteen (15) years of Vesting Service at his Severance Date, then such Qualified Preretirement Survivor Annuity shall commence on the first day of the month following the later to occur of (i) the date of his death and (ii) the date that would have been his sixty-fifth (65th) birthday if he had lived until such date.

                  (iii) The amount of the Qualified Preretirement Sur-vivor Annuity payable to a Surviving Spouse under this subsection (a) shall be as follows:

                       (A)  If the Participant shall have completed
                  fifteen (15) years of Vesting Service at his Severance

                  Date, and shall not have attained the age of sixty (60) years on or prior to the date of his death, then the amount of such Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, sur-vived to his sixtieth (60th) birthday, Retired and com-menced receiving his early retirement benefit pursuant to Section 4.03 in the form of a Qualified Joint and Survivor Annuity on his sixtieth (60th) birthday and died on the day after his sixtieth (60th) birthday; provided, however, that if the Surviving Spouse elects to defer payment of the Qualified Preretirement Survivor Annuity pursuant to subparagraph (a)(ii)(A) of this Section, the amount of the Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, survived to the selected commencement date, Retired and commenced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on the selected commencement date, and died on the next day.

                       (B) If the Participant (i) is working past his Normal Retirement Date for an Employer as of the date of his death, or (ii) shall have completed fifteen (15) years of Vesting Service at his Severance Date and shall have attained the age of sixty (60) years prior to the date of his death, then the amount of such Qualified Preretirement Survivor Annuity shall be de-termined as if the Participant had Retired and com-menced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on the day before the date of his death; provided, however, that if the Surviving Spouse elects to defer payment of the Qualified Preretirement Survivor Annuity pursuant to subparagraph
                  (a)(ii)(B) of this Section, the amount of the Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, survived to the selected commencement date, Retired and commenced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on the selected commencement date, and died on the next day.

                       (C) If the Participant (i) is not working past his Normal Retirement Date for an Employer, whether or not he has attained his Normal Retirement Date, as of the date of his death, and (ii) shall have completed at least five (5) but less than fifteen (15) years of Vesting Service then the amount of such Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, survived to his sixty-fifth (65th) birthday, Retired and commenced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on his sixty-fifth (65th) birthday and had died on the day after his sixty-fifth (65th) birthday.

             Notwithstanding any provision of this clause (iii) to the contrary, the benefit payable pursuant to this subsec-tion (a) shall be based on the Participant's Accrued Benefit at his Severance Date.

                  (iv) The Qualified Preretirement Survivor Annuity payable to a Surviving Spouse pursuant to this Section shall be payable in equal monthly installments until and including the installment for the month in which the Surviving Spouse dies.

                  (v) Notwithstanding the foregoing provisions of this paragraph (a) the amount of the Qualified Pre-retirement Survivor Annuity payable under this subsection (a) shall be reduced by the Actuarial Equivalent of any payments made to the Surviving Spouse in accordance with subsection (b) below prior to the commencement of payment of the Qualified Pre-retirement Survivor Annuity under the preceding clauses of this subsection.

                  (vi) The amount of any Qualified Preretirement Survivor
             Annuity shall be reduced by one-half of one percent (0.5%) for each month by which the date payment of the Qualified Preretirement Survivor Annuity commences precedes the date the Participant would have attained the age of sixty-five
             (65) years.

             (b)  Special Survivor Annuity.

                  (i)  Upon the death of a Participant:

                       (A) Who has attained his thirty-fifth (35th) birthday,

                       (B) Who has completed at least five (5) years of Vesting Service, and

                       (C) Whose Vesting Service is terminated by such death,

             his Surviving Spouse shall be entitled to receive a monthly pension equal to the retirement benefit determined for the Participant as set forth in Section 4.01 above based on Credited Service (as limited by subsection 4.01(d)) as of the date of his death, commencing on the first day of the month next following the death of such Participant and ending with the earliest to occur of: (i) such Surviving

             Spouse's death, (ii) such Surviving Spouse's remarriage if, at the time of such remarriage, there are one or more Dependent Children of such Participant entitled to receive a benefit under Section 4.08 below, or (iii) the date when the aggregate number of monthly payments that were made to such Surviving Spouse pursuant to this Section 4.07(b), and to the Participant's Dependent Children pursuant to
             Section 4.08 below, equals one hundred twenty (120). Notwithstanding the foregoing, if a Surviving Spouse's benefit under this subsection (b) terminates by her remarriage and, prior to the time that one hundred twenty
             (120) payments have been made pursuant to this
             Section 4.07(b) and Section 4.08 below, there are no longer any Dependent Children of the applicable Participant remaining, the Surviving Spouse (if still living) shall again become eligible to receive the benefit described in this subsection (b), commencing on the first day of the month next following the month in which the benefit under
             Section 4.08 ceased to be paid and ending with the earlier to occur of: (i) such Surviving Spouse's death, or (ii) the date when the aggregate number of monthly payments that were made to such Surviving Spouse pursuant to this
             Section 4.07(b), and to the Participant's Dependent Children pursuant to Section 4.08 below, equals one hundred twenty
             (120).

             In any month in which a Surviving Spouse is eligible to receive a monthly pension both under this subsection (b) and under subsection (a) above, such Surviving Spouse shall receive whichever monthly pension amount is the greater, but not both, during the period of time that the monthly pension is payable to the Surviving Spouse under this subsection (b).

             (c) Notwithstanding the provisions of this Section 4.07, that portion of the Plan as in effect on December 31, 1983 that provided a benefit to the Surviving Spouse of a Participant who died prior to the commencement of his benefit shall apply in lieu of the provisions of this Section 4.07 with respect to (i) any Employee who died prior to August 23, 1984, or (ii) any Employee who did not receive credit for an Hour of Service on or after August 23, 1984; except with respect to any Employee who elected to be covered by the provisions of this Section 4.07 pursuant to an opportunity provided in accordance with the Retirement Equity Act of 1984.

             (d) If a Participant shall die on or after the date of commencement of pension benefit payments to him under the Plan, payments shall be made to his Surviving Spouse or Beneficiary only in accordance with the form of payment specified in Section 4.06(a), or as elected by the Participant pursuant to Section 5.01, if applicable.

             4.08 SURVIVING DEPENDENT CHILDREN'S BENEFIT. Upon the death of a Participant:

             (i)  who has attained his thirty-fifth (35th) birthday,

             (ii) who has completed at least five (5) years of Vesting
                  Service,

             (iii)     whose Vesting Service is terminated by such death,

             (iv) who is not survived by a Surviving Spouse, and

             (v) who is survived by one or more of his unmarried children (including posthumous children, and adopted children but only those adopted at least one (1) year prior to the date of his death) under the age of eighteen (18) years at the date of his death or, at the date of his death, under the age of twenty-two (22) years while then attending school or college full-time (in this Section 4.08 called "Dependent Children");

   or upon the death or remarriage of such a Participant's said Surviving Spouse who is receiving, or entitled to receive, a benefit under
   Section 4.07(b) above, the Dependent Children of such Participant shall be entitled to a monthly pension benefit equal in the aggregate to the monthly pension benefit which was being paid or would have been payable to such Participant's said unremarried Surviving Spouse under
   Section 4.07(b) above. The payment for any month shall be payable in equal shares to those persons who meet the definition of "Dependent Children" with respect to such Participant as of the last day of the preceding month and as of the date of his death. Such surviving Dependent Children's pension benefit shall be payable on the first day of each month commencing with the month next following the month in which such Participant or such Participant's Surviving Spouse dies, or such Surviving Spouse remarries, as the case may be, and ending with the earlier to occur of (i) the last payment prior to the time when there are no longer any Dependent Children remaining; or (ii) the date when the aggregate number of monthly payments that were made to such Participant's said Surviving Spouse pursuant to Section 4.07(b) above, and to his Dependent Children pursuant to this Section 4.08, equals one hundred twenty (120).

             4.09 DISABILITY BENEFITS. No benefits are provided under the Plan solely by virtue of a Participant's disability.

             4.10  RE-EMPLOYMENT AFTER TERMINATION OF SERVICE.

             (a) If a Participant who has Retired and commenced receiving a benefit is reemployed by an Employer after his Retirement, such benefit shall continue to be paid notwithstanding his reemployment.

             (b) A Participant's benefit shall be suspended if he has commenced receiving a benefit under Section 4.04 by reason of a Severance Date other than Retirement and is reemployed for more than three consecutive months by an Employer prior to his Normal Retirement Date. In such event his benefit shall be suspended during such period of reemployment beginning with the month following his completion of three consecutive months of reemployment and up to his Normal Retirement Date (subject to additional suspension as provided below).

             (c) A Participant's benefit shall be suspended on and after his Normal Retirement Date pursuant to subsection (d) if:

                  (i)  He has commenced receiving a benefit under Section
             4.04 by reason of a Severance Date other than Retirement and is reemployed by an Employer on or after his Normal
             Retirement Date for more than three consecutive months,

                  (ii)  He has commenced receiving a benefit under
             Section 4.04 by reason of a Severance Date other than Retirement and is reemployed by an Employer before his Normal Retirement Date but continues in employment with an Employer after his Normal Retirement Date and such employment continues for more than three consecutive month, or

                  (iii) He continues in employment with an Employer beyond his Normal Retirement Date without a prior termination.

             (d)  In the case of a Participant described in subsection
   (c)(i), (c)(ii), or (c)(iii), with respect to whom the additional benefit accrued by reason of employment after his Normal Retirement Date is less than the adjustment that would have been made to the Participant's benefit if it had been increased to equal the Actuarial Equivalent of the benefit accrued for such Participant at his Normal Retirement Date, the Participant's benefit shall be suspended on and after his Normal Retirement Date only in accordance with the following provisions of this Section 4.10. Such provisions shall become applicable to him as of the latest of (i) his Normal Retirement Date,
   (ii) the first day of the month following his completion of three consecutive months of reemployment, or (iii) the date as of which such additional accrual is less than such adjustment.

                  (i) For purposes of this Section, the following definitions shall apply:

                       (A) "Post-Retirement Date Service" means each calendar month of employment of a Participant with an Employer after the Participant's Normal Retirement Date and subsequent to the time that:

                            (1) payment of a Vested Benefit commenced to the Participant under Section 4.04 if he returned to employment, or

                            (2)  payment of a benefit would have
                       commenced to him if he had not remained in employment,

                  if in either case the Participant completes forty (40) or more Hours of Service in such calendar month. The determination of the Employee's Employer with respect to whether an Employee is performing Post-Retirement Date Service shall be based on a reasonable and good faith evaluation of the facts, and shall be conclusive and binding.

                       (B)  "Suspendable Amount" means:

                            (1)  in the case of a benefit payable
                       periodically on a monthly basis for as long as a life (or lives) continues, the monthly benefit otherwise payable in a calendar month in which the Participant is engaged in Post-Retirement Date Service,

                            (2)  in the case of a benefit payable other
                       than in the form described in clause (1) above, the lesser of (a) the amount of such benefit that would have been payable to the Participant if he had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at his actual retirement date; or (b) the actual amount paid or scheduled to be paid to the Participant for such month. Payments which are scheduled to be paid less frequently than monthly may be converted to monthly payments for purposes of this clause (b).

                  (ii) Payment shall be permanently withheld of a portion of a Participant's benefit, not in excess of the Suspendable Amount, for each calendar month described in the first two sentences of this subsection (d) during which the Participant is employed in Post-Retirement Date Service.

                  (iii) If payments have been suspended pursuant to subsection (d)(ii) above, such payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be em-ployed in Post-Retirement Date Service; provided, however, that no payments shall resume until the Participant has com-plied with the requirements set forth in subsection (d)(vi) below. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month in which payments resume and any amounts withheld during the period between the cessation of Post-Retirement Date Service and the resumption of payment, less any amounts which are subject to offset pursuant to subsection (d)(iv) below.

                  (iv) Benefit payments made subsequent to Post-Retire-ment Date Service shall be reduced (A) by the Actuarial Equivalent of any benefits paid to the Participant prior to the time he is reemployed by an Employer after his Normal Retirement Date (such reduction will occur only if such benefits are not repaid in full to the Trust before the earlier of five years after the first date on which the Participant is subsequently reemployed by an Employer, or the close of the first period of five consecutive one-year Breaks in Service commencing after the payment of such benefits; and (B) by the amount of any payments previously made during those calendar months in which the Participant was engaged in Post-Retirement Date Service; provided, however, that such reduction under (B) shall not exceed in any one month, twenty-five (25) percent of that month's total benefit payment (excluding amounts described in sub-section (d)(iii) above) which would have been due but for the offset.

                  (v) Any Participant whose benefit payments are suspended pursuant to subsection (d)(ii) above, shall be notified (by personal delivery or certified mail) during the first calendar month in which payments are withheld, that his benefits are suspended. Such notification shall include: (A) a description of the specific reasons for the suspension of payments; (B) a general description of the Plan provisions relating to the suspension; (C) a copy of the provisions; (D) a statement to the effect that applicable Department of Labor regulations may be found at
             Section 2530.203-3 of the Code of Federal Regulations; (E) the procedure for appealing the suspension, which procedure shall be governed by Section 7.06; and (F) the procedure for filing a benefits resumption notification pursuant to subsection (d)(vi) below. If payments subsequent to the suspension are to be reduced by an offset pursuant to subsection (d)(iv) above, the notification shall speci-fically identify the periods of employment for which the amounts to be offset were paid, the Suspendable Amounts subject to offset, and the manner in which the Plan intends to offset such Suspendable Amounts.

                  If the Summary Plan Description ("SPD") for the Plan
             contains information that is substantially the same as information required pursuant to this subsection (d)(v), the notification required by this subsection (d)(v) may refer the Participant to the relevant pages of the SPD. If the notification refers to the SPD, the notification shall also inform the Participant how to obtain a copy of the SPD, or relevant pages thereof, and any request for the referenced information shall be honored within thirty (30) days of the receipt by the Participant's Employer of such request.

                  (vi) Payments shall not resume as set forth in subsection (d)(iii) above until a Participant performing Post-Retirement Date Service notifies his Employer in writing of the cessation of such Service and supplies such Employer with such proof of the cessation as such Employer may reasonably require.

                  (vii) A Participant may request, pursuant to the pro-cedure contained in Section 7.06, a determination whether specific contemplated employment will constitute Post-Retirement Date Service.

             (e)  In the case of a Participant covered by subsection (b),
   (c)(i), or (c)(ii), above, the monthly benefit of such Participant commencing by reason of his subsequent Severance Date (including Retirement) shall be redetermined in accordance with the Plan. The Vesting Service and Credited Service of such Participant for purposes of such redetermination shall include the Vesting Service and Credited Service which entitled him to a benefit by reason of such prior Severance Date as well as all subsequent Vesting Service and Credited Service (as limited by subsection 4.01(d) above). The monthly benefit amount as so redetermined shall be adjusted, however, so that the Actuarial Equivalent of the sum of the benefit amounts already paid by reason of such prior Severance Date and such redetermined benefit will equal the greater of the amount of such redetermined benefit or the amount of the benefit that would have been payable from such new Severance Date by reason of such prior termination of service.

             4.11 FORFEITURES. If upon his Severance Date a Participant (or his Beneficiary) does not become entitled to any benefit under this Plan other than the Accrued Benefit attributable to his own contributions, if any, his Accrued Benefit as of such Severance Date attributable to Employer contributions shall be deemed a Forfeiture and shall be used to reduce Employer contributions; PROVIDED, HOWEVER, that except as expressly provided in Sections 7.05 and 7.07 below, a Participant's Accrued Benefit under this Plan shall become nonforfeitable after he attains his Normal Retirement Date or completes five (5) years of Vesting Service, whichever occurs first. In no event shall any Forfeitures of benefits hereunder for any reason be applied to increase the benefits any Participant or Beneficiary would otherwise receive under this Plan.

             4.12 RIGHTS FIXED AT SEVERANCE DATE. All rights and benefits provided under this Plan for a Participant or the Beneficiary of a Participant are determined under the terms and provisions of the Plan as they exist on the Participant's Severance Date and such rights and benefits, as so determined, shall become fixed and shall not be changed by any amendment to the Plan effective after such Severance Date. Benefits shall not be decreased due to subsequent increases in social security benefits.

             4.13 RETURN OF PARTICIPANT'S CONTRIBUTIONS AND INTEREST. None of the Participant, his Spouse, or his Beneficiary, may at any time elect a return of such Participant's contributions to the Plan and/or Credited Interest thereon. However, upon the death of the Participant and his Spouse or other Beneficiary, if any, designated under the form of payment applicable with respect to the Participant under Sections 4.06 and 5.01, the excess, if any, of the amount of such contributions and Credited Interest over the aggregate payments made to the Participant and/or his Spouse or other Beneficiary shall be paid in cash, as soon as practicable, to his designated Beneficiary, or if none, then pursuant to Section 5.03, in a lump sum.

             4.14 MAXIMUM BENEFIT. (a) Notwithstanding any other pro-vision of the Plan, in no event may a Participant's annual retirement income attributable to Employer contributions exceed the equivalent, determined in accordance with subsection (f) below and with rules determined by the Commissioner of the Internal Revenue Service pursuant to Code Section 415, of a straight life annuity payment equal to the lesser of:

                  (i) $120,000, or such other amount as may hereafter be set forth in Section 415 of the Code or determined by Treasury regulations issued pursuant to Section 415(d) of the Code; or

                  (ii) one hundred percent (100%) of the Participant's average annual compensation over the three consecutive calendar years during which he had the greatest aggregate compensation from all Employers, increased to reflect cost of living adjustments determined by Treasury regulations issued pursuant to Section 415 of the Code;

                  (iii) if the Participant has fewer than ten (10) years of participation in the Plan, the amount determined under the provisions of clause (i) above multiplied by a fraction, the numerator of which is the Participant's number of years of participation (or part thereof) and the denominator of which is ten (10); provided, however, that such product shall not be less than one-tenth of the amount determined under clause (i); and

                  (iv) if the Participant has fewer than ten (10) years of service with all Employers, the amount determined under the provisions of clause (ii) above multiplied by a fraction, the numerator of which is the Participant's number of years of service with all Employers (or part thereof) and the denominator of which is ten (10); provided, however, that such product shall not be less than one-tenth of the amount determined under clause (ii).

             (b) The maximum benefit permitted under subsection (a) above shall be in the form of a straight life annuity (with no ancillary benefits) under a plan to which employees do not contribute and under which no rollover contributions are made.

             (c)  Notwithstanding the foregoing provisions of this
   Section 4.14, a retirement income payable with respect to the Plan shall not be deemed to exceed the limitation of this Section 4.14 in a Plan Year if the retirement income derived from Employer contributions payable with respect to the Participant under this Plan and all other defined benefit plans of any Employer do not in the aggregate exceed $10,000 for such Plan Year. The provisions of this subsection (c) shall not apply with respect to any Participant if an Employer has at any time maintained a defined contribution plan in which the Participant participated. If the Participant has fewer than ten (10) years of service with all Employers, the $10,000 amount referred to above shall be multiplied by a fraction, the numerator of which is the Participant's number of years of service with all Employers (or part thereof) and the denominator of which is ten (10); provided, however, that the resulting product shall not be less than $1,000.

             (d) Participant contributions will be treated as a separate defined contribution plan maintained by the Company which is subject to the limitations on contributions and other additions described in Treasury Regulation Section 1.415-6.

             (e) If the amount contained in subsection (a)(i) above is increased pursuant to Treasury regulations issued under Section 415(d) of the Code, such increase shall be effective as of January 1 of the calendar year for which such Treasury regulations were effective and shall apply with respect to Limitation Years ending with or within that calendar year.

             (f)  For purposes of this Section 4.14:

                  (i) If the retirement income under the Plan is payable in any form other than a straight life annuity, the deter-mination as to whether the limitation described in sub-section (a) above has been satisfied shall be made in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such benefit so that it is the equivalent to the benefit described in such subsection (a). For purposes of this subsection (f)(i), any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account and that portion of any joint and survivor annuity which constitutes a Qualified Joint and Survivor Annuity shall not be taken into account.

                  (ii) If the retirement income under the Plan begins before the Social Security Age, the determination as to whether the dollar limitation set forth in subsection (a) has been satisfied shall be made, in the case of a retirement income commencing on or after age 62, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such income so that it is equivalent to a benefit beginning at the Social Security Retirement Age. In the case of a retirement income commencing prior to age 62, such determination shall be made
             (A) by reducing such retirement income for the period between the Social Security Retirement Age and age 62 in accordance with the procedure described in the preceding sentence, and (B) by further reducing such retirement income to its Actuarial Equivalent for the period between age 62 and the date payment commences. The reduction under this subsection (f)(ii) shall be made in such manner as the Secretary of the Treasury may prescribe that is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

                  (iii) If the retirement income under the Plan begins after the Social Security Age, the determination as to whether the dollar limitation set forth in subsection (a) has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such benefit so that it is equivalent to such a benefit beginning at the Social Security Age.

                  (iv)(A) For purposes of adjusting any benefit under subsection (f)(i) above, the interest rate assumption shall be the greater of five (5) percent or the rate specified in
             Section 5.05 below.

                       (B) For purposes of adjusting any benefit under subsection (f)(ii) above, the interest rate assumption shall be the greater of five (5) percent or the rate utilized in reducing the amount of retirement income payable to a Participant on account of commencement prior to such Participant's Normal Retirement Date under Section 4.03 above.

                       (C) For purposes of adjusting any benefit under subsection (f)(iii) above, the interest rate assumption shall be five (5) percent.

             (g) In the event that any Participant under this Plan is also a Participant in a defined contribution plan or plans (as defined in Section 415 of the Code) maintained by an Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year with respect to such Participant shall not exceed one (1.0). If such sum exceeds one (1.0) and the annual additions (as defined in Code Section 415(c)(2)) for such Participant to such defined contribution plan or plans are not reduced to obtain compliance with Code Section 415(e), then the Participant's retirement income under this Plan shall be reduced to obtain such compliance.

             (h) (i) The total annual benefit payable to a Participant under all qualified plans maintained by his Participating Employer will not exceed the limits under Section 415 of the Code as set forth in subsection (a) above.

                  (ii)  For purposes of the limitations imposed by this
             Section 4.14, a defined benefit plan or defined contribution plan shall be treated as maintained by a Participating Employer if the plan is maintained by any employer that is, along with such Participating Employer, a member of a controlled group of corporations or under common control with such Employer (as defined in Section 414(b) and (c) of the Code, as modified by Section 415(h) thereof) or a member of an affiliated service group (as defined in Section 414(m) of the Code).

             (i) For purposes of this Section 4.14, the term "Limitation Year" means the period to be used in determining the Plan's compliance with Section 415 of the Code and the regulations thereunder. The Company shall take all actions to ensure that the Limitation Year is the same period as the Plan Year.

             (j)  For purposes of this Section 4.14:

                       (1) "compensation" shall mean wages, salaries, fees for professional services actually rendered in the course of employment with an Employer (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses); shall include all compensation actually paid or made available to a Participant; shall include any other items or amounts paid to or for the benefit of a Participant that is currently includible in the Participant's gross income; and shall not include contributions made by an Employer to a plan of deferred compensation to the extent that, before the application of Section 415 of the Code to the Plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed. In no event shall the compensation of a Participant taken into account under the Plan for any year exceed $150,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code);

                       (2)  "defined benefit plan fraction" for any
                  Limitation Year for a Participant means a fraction, the numerator of which is the projected annual benefit of the Participant under all defined benefit plans maintained by the Company and all Affiliated Companies, determined as of the close of the Limitation Year, and the denominator of which is the lesser of (A) the product of 1.25, and the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year, or (B) the product of 1.4 and the amount determined under subsection (a)(ii) of Sub-
                  section 4.14 hereof for such Limitation Year;

                       (3) "defined contribution plan fraction" for any Limitation Year for any Participant is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans maintained by the Company and all Affiliated Companies as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior year of service with the Company or an Affiliated Company: (A) the product of 1.25 and the dollar limitation in effect under
                  Section 415(c)(1)(A) of the Code for such Year (deter-mined without regard to Section 415(c)(6) of the Code), and (B) the product of 1.4 and the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year; and

                       (4) "Social Security Retirement Age" means the age used as the retirement age for a Participant under
                  Section 216(l) of the Social Security Act, except that such section shall be applied (i) without regard to the age increase factor, and (ii) as if the early retirement age under Section 216(l)(2) of that Act were sixty-two (62).

             (k) Notwithstanding any provision of this Section 4.13 to the contrary, in the case of any benefit payable to or with respect to any person who was a Participant in the Plan before January 1, 1983,
   (1) the Pension Administrative Committee may elect to apply the transition rules set forth in Sections 235(d) and 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982, and (2) the limitations of this Section shall be adjusted as necessary in accordance with the provisions of Section 235(g)(4) of that Act.

                  Notwithstanding any provisions of this Section 4.14 to the contrary, in the case of any benefit payable to or with respect to any person who was a Participant in the Plan before January 1, 1987, the limitations of this Section shall be adjusted, as necessary, in accordance with the provisions of Section 1106(g)(3) of the Tax Reform Act of 1986.

             4.15 CERTAIN CASH OUTS AND REPAYMENTS. (a) For purposes of this Section 4.15:

                  (i) For distributions made before September 1, 1996, if, following a Participant's Severance Date prior to the commencement of his monthly benefit payment, (i) the monthly benefit payment payable hereunder to such Participant, or to his Spouse or Beneficiary, shall fall below $100, and (ii) the Actuarial Equivalent of the entire nonforfeitable benefit to which he is entitled is not in excess of $2000, the Pension Administrative Committee shall distribute to such Participant, Spouse or Beneficiary the Actuarial Equivalent of such nonforfeitable benefit in a lump sum as soon as administratively feasible after such Severance Date.

                  (ii) For distributions made on or after September 1,
             1996, if, following a Participant's Severance Date prior to the commencement of his monthly benefit payment, the Actuarial Equivalent of the entire nonforfeitable benefit to which he is entitled is not in excess of $3,500, the Pension Administrative Committee shall distribute to such Partici-pant, Spouse or Beneficiary the Actuarial Equivalent of such nonforfeitable benefit in a lump sum as soon as administratively feasible after such Severance Date.

                  (iii) If a Participant who receives his benefit pursuant to subsections 4.15(a)(i) or 4.15(a)(ii) is re-employed by a Participating Employer and again becomes a Participant in this Plan, the Credited Service with respect to which such distributed benefit was determined shall be disregarded unless such Participant repays to the Fund the entire amount of such distribution, plus Credited Interest thereon, before the earlier of five years after the first date on which the Participant is subsequently reemployed by an Employer, or the close of the first period of five conse-cutive one-year Breaks in Service, commencing after the distribution. For purposes of this Section 4.15, the Actuarial Equivalent of a benefit to which a Participant, Spouse or Beneficiary is entitled shall be:

                       (A)  the Actuarial Equivalent of the benefit
                  payable at an Early Retirement Date pursuant to Section
                  4.03 in the case of a Participant, Spouse or Beneficiary who is entitled to such benefit; or

                       (B)  the Actuarial Equivalent of the Normal
                  Retirement Benefit payable pursuant to Section 4.01 with respect to a Participant, Spouse or Beneficiary who is not described in clause (A) next above.

             (b)  If a Participant becomes entitled to a distribution

   under the Plan following his Severance Date, and if:

                  (i) such Participant is a Constituent Plan Participant or a Merged Plan Participant in a Constituent Plan or a Merged Plan described in any of Articles XIII, XIV or XVI;

                  (ii) the aggregate Actuarial Equivalent of the entire
             non-forfeitable benefit to which the Participant is entitled under this Plan, and his accrued benefit under a Constituent Plan or his Merged Plan Benefit under a Merged Plan, exceeds $3500;

                  (iii)     the Participant receives a lump sum
             distribution of the Actuarial Equivalent of his accrued benefit under a Constituent Plan or his Merged Plan Benefit under a Merged Plan; and

                  (iv) following distribution of his accrued benefit
             under a Constituent Plan or his Merged Plan Benefit under a Merged Plan, the entire nonforfeitable benefit to which the Participant is entitled under this Plan is not in excess of $3500,

   then such Participant may request, by written instrument delivered to the Pension Administrative Committee within ninety (90) days after his Severance Date, to receive payment of the Actuarial Equivalent of such benefit under this Plan in a lump sum. In such event, the Pension Administrative Committee shall distribute to such Participant the Actuarial Equivalent of such benefit under this Plan, determined as of the Severance Date, in a lump sum as soon as administratively feasible after the date such written instrument is received.

             (c) A lump sum benefit that is the Actuarial Equivalent of zero dollars shall be deemed to be paid to a Participant whose Severance Date or death occurs before he completes five (5) years of Vesting Service, and before he attains his Normal

   Retirement Date.

             (d) (i) This subsection (d) applies to distributions made pursuant to this Section 4.15 on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this subsection, a Distributee may elect, at the time and in the manner prescribed by the Pension Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (ii) Definitions.

                       (A)  "Eligible Rollover Distribution" is any
                  distribution pursuant to this Section 4.15 of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                       (B) "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                       (C) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse, and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Surviving Spouse, Spouse or former Spouse.



             4.16 AUTHORIZED DEDUCTIONS. Notwithstanding anything to the contrary contained herein, if a Participant who has commenced receiving benefit payments hereunder or a Surviving Spouse or Beneficiary of a deceased Participant (1) elects to join, or to continue in, a medical or life insurance program provided by the Company, and (2) authorizes the deduction of the amount to be paid by him under any such program from the benefit payable to him pursuant to the Plan, the Pension Administrative Committee may direct the Trustee to deduct such amount (as from time to time certified to the Trustee by the Pension Administrative Committee) from the benefit payable to such Participant Surviving Spouse or Beneficiary pursuant to the Plan and to pay such amount directly to the Company; provided, however, that no deduction shall be made until the Company files a written acknowledgement with the Pension Administrative Committee that satisfies the requirements of Treasury Regulations section 1.401(a)-13(e)(2), and no deduction shall be made after such Participant, Surviving Spouse or Beneficiary shall have revoked his authorization of such deduction.



                                  ARTICLE V

                          Optional Forms of Pension
                      --------------------------------

             5.01 ELECTION OF OPTION. (a) In lieu of the amount and method of payment of a monthly benefit payable under Section 4.06, and subject to the provisions of this Section 5.01, a Participant may elect by written request (which may be an original request or a revocation or an amendment of a prior request) to receive payment of the Actuarial Equivalent of such benefit in accordance with such of the following options as he may elect with the consent of his Eligible Spouse if applicable:

                  (i) STRAIGHT LIFE ANNUITY. A monthly benefit payable to a Participant for his lifetime;

                  (ii) TEN-YEARS CERTAIN. A monthly benefit of a smaller amount, payable to the Participant for his lifetime and, in the event of the Participant's death before the end of a 10-year period commencing with the date on which payments commenced, the same benefit amount shall be payable to the Beneficiary designated by the Participant in a writing filed with the Pension Administrative Committee before his death for the remainder of such period; or

                  (iii) JOINT-AND-SURVIVOR. A monthly benefit payable to the Participant for the joint lives of the Participant and his Eligible Spouse and thereafter to the Eligible Spouse if such Spouse survives the Participant in an amount equal to 100% of the amount payable during their joint lives.

             (b) The value of the single-sum Actuarial Equivalent of any benefit payable under the Plan to a Participant (other than a Qualified Joint and Survivor Annuity) shall be greater than the value of the single-sum Actuarial Equivalent of the benefit, if any, payable to his Beneficiary or Eligible Spouse, computed at the date of his Retirement.

             (c) Within a reasonable time prior to the first to occur of the commencement of benefit payments to a Participant and the Participant's Normal Retirement Date, and again within a reasonable time prior to the commencement of benefit payments to a Participant who Retires on a Postponed Retirement Date, the Pension Administrative Committee shall give such Participant written notice, in nontechnical terms, of his right to elect not to receive benefits pursuant to
   Section 4.06 above and of his right to make an election of an optional form of payment of such benefits pursuant to subsection (a) above. Such notice shall include a description of (i) the terms and con-ditions of the normal form of benefit under Section 4.06, (ii) the Participant's right to make and the effect of an election to waive such form, (iii) the rights of the Participant's Eligible Spouse, if any, not to consent to such election, (iv) the right to make, and the effect of, a revocation of such an election, (v) the optional forms of payment available under subsection (a) above, and (vi) the right to request an estimate of the financial effect upon the Participant's pension benefits of waiving the form of benefit available under
   Section 4.06 above and electing one of the optional forms of payment under subsection (a) above.

             (d) The elections provided in Section 4.06 and subsections (a) above may be made by the Participant by giving a written notice of election to the Pension Administrative Committee at any time during the Election Period consisting of the ninety (90) day period ending on either the date benefit payments commence, or on his Normal Retirement Date, as applicable. Any election provided in
   Section 4.06 and subsection (a) above may be modified or revoked at any time before the date benefit payments commence and, except as otherwise provided in Section 5.02, shall be automatically revoked if the Participant dies before commencement of payment of his benefits to him.

             (e) If a Participant makes a request for additional information pursuant to subsection (c) above with respect to the elections provided in Section 4.06 or subsection (a) above on or before the last day of the Election Period, the Election Period shall be extended to the extent necessary to include at least the ninety
   (90) calendar days immediately following the day the additional requested information is personally delivered or mailed to the Participant.

             (f) Any election by a Participant not to receive benefits in the normal form set forth in Section 4.06 shall not take effect unless such Participant's Eligible Spouse irrevocably consents in writing to such election, such consent acknowledges the effect of such election and such consent is witnessed by a representative of the Plan or a notary public, unless the Participant establishes to the satisfaction of the Pension Administrative Committee that such consent may not be obtained because there is no Eligible Spouse, the Eligible Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. If a

   Participant who has an Eligible Spouse elects to have benefits paid to a Beneficiary other than such Eligible Spouse, the consent by such Eligible Spouse required under this subsection (f) must acknowledge the specific Beneficiary. In such event, the Participant may not subsequently change Beneficiaries without the consent of his Eligible Spouse. Any consent by an Eligible Spouse shall be irrevocable. Any consent by an Eligible Spouse, or establishment that the consent of an Eligible Spouse may not be obtained, under this subsection, shall be effective only with respect to such Eligible Spouse.

             5.02 DEATH OF PARTICIPANT BEFORE BENEFIT COMMENCEMENT. If a Participant who has elected option (ii) or option (iii) under
   Section 5.01(a) above shall die prior to his Normal Retirement Date and prior to the date of commencement of payment pursuant to such option, no death benefit will be payable under such option to his Beneficiary (provided that nothing in this sentence shall be construed as limiting any death benefit payable pursuant to Section 4.07 or 4.08 above). If a Participant who has elected option (i), (ii) or (iii) under Section 5.01(a) above shall die on or after his Normal Retirement Date, but before actual Retirement, and if such Participant is survived by a Surviving Spouse or Dependent Children, the election of such option shall be automatically revoked. If a Participant described in the preceding sentence is not survived by a Surviving Spouse or Dependent Children, a death benefit, if any, shall be payable to his Beneficiary under such option as if he had retired at the end of the calendar month next preceding the date of his death.

             5.03 PAYMENTS UNDER OPTION (II). A Participant who has elected option (ii) under Section 5.01(a) above may change his designation of Beneficiary at any time before his death; but if no Beneficiary has been designated or if the Beneficiary does not survive the Participant, the Actuarial Equivalent of the remaining monthly benefit amounts due under said option (ii) shall be paid to the estate of such Participant in a lump sum. If the Beneficiary of an option
   (ii) election by a Participant shall die subsequent to such Bene-ficiary's becoming entitled to payments hereunder and no successor Beneficiary shall have been properly designated by such Participant, the Actuarial Equivalent of the remaining monthly benefit amounts due thereunder shall be paid to the estate of such deceased Beneficiary in a lump sum.

             5.04 PAYMENTS UNDER OPTION (III). If the Participant has elected option (iii) under Section 5.01(a) and his Eligible Spouse shall die before the date on which payment of the Participant's benefit commences, the option so elected will be automatically canceled and the monthly benefit payable to such Participant hereunder will be made as though the election of the option had not been made, except that Participant may again elect an optional form of benefit in accordance with Section 5.01(a) above.

             5.05 ACTUARIAL EQUIVALENCE. (a) Actuarial Equivalence of optional forms of benefit in the normal form, where no other particular assumptions are required by ERISA or other applicable law or regulations thereunder, shall be determined on the basis of the adjustment factors specified in: Exhibit B (joint and 50% survivor), Exhibit C (joint and 100% survivor), or Exhibit D (life with ten years certain).

             (b) The following shall apply for purposes of determining the Actuarial Equivalent of a lump sum distribution:

                  (i) For distributions made before September 1, 1996, the interest rate shall be

                       (A) the interest rate that would be used (as of the first day of the applicable Plan Year) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination if the Actuarial Equivalent of the Participant's vested Accrued Benefit (using such rate) does not exceed $25,000, or

                       (B)  120% of such Pension Benefit Guaranty
                  Corporation interest rate if the Actuarial Equivalent of the Participant's vested Accrued Benefit exceeds $25,000 (as determined under clause (A)). In no event, however, shall the present value determined under clause (B) be less than $25,000.

                  The mortality rate shall be that set forth in the 1984
             Unisex Pension Table (set one year forward for males, four years backward for females, with 75% male/25% female blended annuities).

                  (ii) For distributions made on and after September 1,
             1996, the interest rate shall be the annual rate of interest on 30-year Treasury securities in effect for the month of November last preceding the first day of the Plan Year in which the distribution is made, and the mortality rate shall be that set forth in the 1983 Group Annuity Mortality Table (50% male and 50% female rates). Notwithstanding the preceding sentence: (A) any determination of Actuarial Equivalence made on and after September 1, 1996 and prior to January 1, 1997 pursuant to this subsection 5.05(b)(ii) shall use the annual rate of interest on 30-year Treasury securities in effect either for the month of November, 1995, or for the month of January, 1996, whichever results in the larger payment, and (B) any determination of lump sum Actuarial Equivalence made on and after January 1, 1997 and prior to September 1, 1997 shall use the annual rate of interest on 30-year Treasury securities in effect either for the month of November, 1996 or for the month of January, 1997, whichever results in the larger payment.

             (c) Notwithstanding the foregoing, for purposes of deter-mining the Actuarial Equivalent of a benefit accrued for a Participant at his Normal Retirement Date under Section 4.10(d)(iv) and 4.10(e), an interest rate of 5% shall be used. For purposes of Plan funding, the Actuary shall retain the right to modify the actuarial assumptions as needed to enable certification of Plan costs on a reasonable and appropriate basis. Notwithstanding the foregoing, except as otherwise permitted by law, in no event shall this Section 5.05 be applied to reduce the Accrued Benefit of any Participant below the Accrued Benefit to which he was entitled on the date as of which this Section was incorporated into the Plan or the effective date of any amendment to this Section, based on his Credited Service and Covered and Excess Compensation (as defined in Article II on such date) to such date, and on the terms of the Plan as in effect immediately prior to such date.

             5.06 Other Benefits. This Plan provides for no benefits payable in the event of death, dismissal, resignation or other termination of employment of a Participant except as specifically set forth in Articles IV and V hereof, and except upon termination of this Plan as set forth in Article XI below, and Participants and their Surviving Spouses and Beneficiaries shall be entitled to only the benefits expressly provided for in the Plan.



                                 ARTICLE VI

                                Contributions
                                -------------

             6.01 COMPANY CONTRIBUTIONS. For each Plan Year during the continuance of the Plan, the Company shall pay the entire cost of the Plan with respect to Participants in its employment, and in the employment of other Participating Employers, and their Spouses and Beneficiaries; and intends, but does not guarantee, to contribute to the Fund an amount which will, as shown on the annual report of the Plan's Actuary, meet the minimum funding standards of Section 412 of the Code and Sections 302 through 306 of ERISA and the regulations thereunder. All Company contributions to the Plan are conditioned upon the qualification of the Plan under Section 401(a) of the Code and upon deductibility of the contribution under Section 404 of the Code.

             6.02 EMPLOYEE CONTRIBUTIONS. After December 31, 1972, the Participants are neither required nor permitted to make contributions to the Fund under the Plan.

                                 ARTICLE VII

              Miscellaneous Provisions Respecting Participants
              ------------------------------------------------

             7.01 INFORMATION FROM PARTICIPANTS. Participants shall furnish to the Pension Administrative Committee such information as it considers necessary or desirable for the purpose of administering the Plan. If such information is not submitted or shows that such information previously has been misstated on the records of the Plan, the Pension Administrative Committee will make such corrections and adjustments for the purposes of the Plan in accordance with the available facts as it considers appropriate.

             7.02 EMPLOYER RECORDS CONTROLLING. The regularly kept records of each Employer shall be conclusive and binding upon all persons with respect to the nature and length of employment, the type and amount of compensation paid and the manner of payment thereof, the type and length of absence from work and all other matters contained therein relating to Employees of such Employer.

             7.03 SPENDTHRIFT CLAUSE. (a) Except as provided in subsection (b) below, or Section 8.07 of the Plan, benefit amounts payable under the Plan to a Participant, a Spouse, or a Beneficiary (except a minor or person under legal disability), shall be made only to him and upon his personal receipt; and no benefit payable under the provisions of this Plan shall be subject in any manner to antici-pation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge shall be void; nor shall the Fund or any part thereof be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to any benefit payment.

             (b) Notwithstanding the provisions of subsection (a) above, all or any part of the Accrued Benefit of a Participant shall be subject to and payable in accordance with the applicable requirements of any Qualified Domestic Relations Order, as that term is defined in
   Section 206(d)(3) of ERISA, and the Pension Administrative Committee shall direct the Trustees to provide for payment in accordance with such Order and Section and any regulations promulgated under such Section. All such payments pursuant to Qualified Domestic Relations Orders shall be subject to reasonable rules and regulations promul-gated by the Pension Administrative Committee; provided that such rules and regulations are consistent with such Section. If prior to the commencement of payment to or with respect to a Participant of any benefit hereunder, any amount of his Accrued Benefit is paid to an alternate payee or payees pursuant to a Qualified Domestic Relations Order, the amount of his Accrued Benefit shall be reduced by the Actuarial Equivalent of any such payment.

             7.04 NOT EMPLOYMENT CONTRACT. Nothing contained in this Plan shall be construed as a contract of employment between any Employer and any Employee, or as giving the right to any Employee to be continued in the employment of such Employer or as a limitation of the right of any Employer to discharge any Employee at any time with or without cause.

             7.05 FAILURE TO MAINTAIN CONTACT. Each person entitled to benefits under this Plan shall file with the Pension Administrative Committee from time to time in writing his complete mailing address and each change of mailing address. Any check representing payment hereunder and any communication addressed to a Participant or to any other person at his last address so filed, or if no such address has been filed then at his last address indicated on the records of the Employer, shall be deemed to have been received by such person for all purposes of the Plan; and neither the Pension Administrative Committee, nor the Employer, nor the Trustees, shall be obliged to search for or ascertain the location of any such person. If a check representing payment of benefits hereunder to a Participant (or a Surviving Spouse or Beneficiary) is returned unclaimed to the Pension Administrative Committee and such benefits remain unclaimed for two years, the benefits of the Participant (or Surviving Spouse or Beneficiary) shall be deemed forfeited; PROVIDED, HOWEVER, that if at any time thereafter the Participant (or Surviving Spouse or Benefi-ciary) makes a claim for such benefits, such benefits shall be rein-stated and may be paid as an expense of the Plan.

             7.06 CLAIMS. No claim or application for benefits is required for commencement of benefits under this Plan. Any claim for benefits which are not received shall be made in writing to the Pension Administrative Committee. In the event a claim for benefits is wholly or partially denied by the Pension Administrative Committee, the Pension Administrative Committee shall, within a reasonable period of time, but no later than ninety (90) days after receipt of the claim, notify the claimant in writing of the denial of the claim. If the claimant shall not be notified in writing of the denial of the claim within ninety (90) days after it is received by the Pension Administrative Committee, the claim shall be deemed denied. A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (d) an explanation of the Plan's review procedure. Within sixty (60) days of the receipt by the claim-ant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied as set forth above, if applicable, the claimant may file a written request with the Pension Administrative Committee that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the Pension Administrative

   Committee. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Pension Administrative Committee shall render a decision on the claim appeal promptly, but not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Pension Administrative Committee shall notify the claimant in writing of any such extension. The decision upon review shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

             7.07 SPECIAL BENEFIT LIMITATIONS. To prevent discrimination in favor of Highly Compensated Participants, the provisions of this Section 7.07 shall be applicable notwithstanding anything elsewhere contained in the Plan to the contrary.

             (a) In this Section, the following terms shall have the meaning stated below:

                  1. "Accrued Benefit" shall have the meaning set forth in Article II.

                  2. "Actuarial Equivalent" shall have the meaning set forth in Article II.

                  3. "Benefit" shall include among other benefits under the Plan, loans in excess of the amounts set forth in
             Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee or former Employee and any death benefits under the Plan not provided for by insurance on the Employee's or former Employee's life.

                  4. "Covered Compensation" shall have the meaning set forth in Article II.

                  5. "Current Liabilities" shall have the meaning set forth in Section 412(1)(7) of the Code.

                  6. "Highly Compensated Participant" shall mean a Participant who, during the current Plan Year or the preceding Plan Year, (a) was at any time a 5% owner of the Company or any Employer, (b) received Covered Compensation from the Company or any Employer in excess of $75,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Section 414(q) of the Code), (c) received Covered Compensation from the Company or any Employer in excess of $50,000 (or such greater amount provided by the Secretary of the Treasury pursuant to
             Section 414(q) of the Code) and was in the top paid group of Employees for such Plan Year, or (d) was at any time an officer of the Company or any Employer and received Covered Compensation from the Company or any Employer greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year. The provisions of Section 414(q) of the Code shall apply in determining whether a Participant is a Highly Compensated Participant. The Company for any Plan Year may elect to identify Highly Compensated Participants based upon the current Plan Year to the extent permitted by Section 414(q) of the Code and regulations issued thereunder.

                  7. "Social Security Supplement" shall have the meaning set forth in Internal Revenue Service Regulation
             Section 1.411(a)-7(c)(4)(ii).

             (b)  LIMITATIONS.

                  1. In the event of termination of the Plan, the Benefit of any Highly Compensated Participant (and any former Highly Compensated Participant) is limited to a Benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

                  2. In any Plan Year, the payments under the Plan to or on behalf of any Employee described in paragraph (c) shall not exceed an amount equal to the payments that would be made to or on behalf of the Employee in that Plan Year under:

                       (A) A straight life annuity that is the Actuarial Equivalent of the Accrued Benefit and other Benefits to which the Employee is entitled under the Plan (other than a Social Security Supplement), and

                       (B) The amount of the payments that the Employee is entitled to receive under a Social Security
                  Supplement.

                  3. The restrictions in subparagraph 2 above do not apply, if any of the following requirements is satisfied:

                       (A) After payment to or on behalf of an Employee described in paragraph (c) of all Benefits payable to or on behalf of the Employee, the value of Plan assets equals or exceeds 110% of the value of Current
                  Liabilities,

                       (B) The value of Benefits payable to or on behalf of an Employee described in paragraph (c) is less than

                  1% of the value of the Current Liabilities before distribution, or

                       (C) The value of the Benefits payable to or on behalf of an Employee described in paragraph (c) does not exceed the amount described in Section
                  411(a)(11)(A) of the Code.

             (c) The Employees whose Benefits are restricted on distribution include all Highly Compensated Participants and former Highly Compensated Participants. A Highly Compensated Participant or former Highly Compensated Participant is not subject to restriction under this Section if he is not one of the 25 (or larger number chosen by the Company) nonexcludable Employees and former Employees of the Employers with the largest amount of Covered Compensation in the current or in any prior Plan Year.


                                ARTICLE VIII
                 Provisions Relating to The Plan Committees
                  -----------------------------------------

             8.01 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR TRUST ADMINISTRATION. The Company ("Named Fiduciary"), Pension Finance Committee, Pension Administrative Committee and Trustees ("Fiduciaries") shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan and the Trust. In general, the Company, through the Board, shall have the sole right to determine who shall be the Trustees (subject to the terms of the Trust), the members of the Pension Finance Committee and the members of the Pension Administrative Committee; the sole right to determine the funding policy of the Fund (within the limits set by the Actuary); and the sole responsibility to amend or terminate, in whole or in part, the Plan. The Company shall have the sole responsibility for making the contributions necessary to provide benefits under the Plan. The Pension Administrative Committee shall have the responsibility for administration of the Plan. The Trustees shall have the responsibility for and shall control and manage the operation and administration of the Trust and the assets held under the Trust in accordance with the Trust provisions. Each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under this Plan that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Fund in any manner against investment loss or depreciation in asset value. Any person may serve in more than one fiduciary capacity with respect to the Plan or Trust if, pursuant to the Plan and/or Trust Agreement, he is assigned or delegated any multiple fiduciary capacities.

             8.02 PENSION FINANCE COMMITTEE. The Pension Finance Committee shall perform such duties and have such authority as is granted to it in the Trust Agreement, the provisions of which are hereby incorporated by reference. The Pension Finance Committee shall consist of one or more members who may be, but are not required to be, Employees. The members of the Pension Finance Committee shall be appointed by the President of the Company and shall serve at his discretion.

             8.03 PENSION ADMINISTRATIVE COMMITTEE. Except to the extent that particular responsibilities are assigned or delegated to other Fiduciaries, pursuant to the Trust Agreement or other Sections of the Plan, the Pension Administrative Committee shall have the responsibility for administration of the Plan and shall have such powers as are necessary to carry out the provisions of the Plan. The Pension Administrative Committee shall consist of such members, not less than three (3), as shall from time to time be appointed and acting hereunder. The Pension Administrative Committee may also be the administrator of any other benefit plan or plans of any Employer if the President so provides. Each member of the Pension Administrative Committee shall be appointed by the President of the Company and shall thereafter serve until his death, resignation or removal from such office. Any member may resign at any time by notice in writing to the President of the Company and to the remaining members of the Pension Administrative Committee. The President of the Company may remove any member of the Pension Administrative Committee at any time by written notice to him and to the remaining members of the Pension Administrative Committee. Members of the Pension Administrative Committee may or may not be Employees. The Company shall notify the Trustees in writing of the membership of the Pension Administrative Committee and any changes therein and the Trustees will be protected in relying on such written notice in dealing with the Pension Administrative Committee.

             The Pension Administrative Committee shall interpret the Plan and shall solely determine all questions arising in the administration, interpretation and application of the Plan, including but not limited to, questions of eligibility and the status and rights of Participants, Beneficiaries and other persons. The regularly kept records of the Company shall be conclusive and binding upon all persons with respect to an Employee's age, time and amount of Covered Compensation and the manner of payment thereof, and all other matters contained therein relating to Employees. All rules and determinations of the Pension Administrative Committee shall be uniformly and consistently applied to all persons in similar circumstances and shall be conclusive and binding on all persons.

             8.04 THE SECRETARY OF THE PENSION ADMINISTRATIVE COMMITTEE. The Pension Administrative Committee will appoint a Secretary who may, but need not, be a member of the Pension Administrative Committee, and any document required to be filed with, or any notice required to be given to, the Pension Administrative Committee will be properly filed or given if mailed by registered mail, or delivered, to the Secretary of the Pension Administrative Committee in care of the Company. The Company shall notify the Trustees in writing of the person appointed to act as Secretary of the Pension Administrative Committee and of any changes therein, and the Trustees will be protected in relying upon such written notice in dealing with the Secretary. The Secretary shall be the agent of the Plan for service of process.

             8.05 RECORDS AND REPORTS OF THE PENSION ADMINISTRATIVE COM-MITTEE. The Pension Administrative Committee shall have (a) the responsibility to comply with the reporting and disclosure require-ments with respect to the Plan, including annual reports to the Department of Labor and the Internal Revenue Service and reports and premium payments to the Pension Benefit Guaranty Corporation, and (b) such other assignments with respect to the administration of the Plan designated by the President. The Pension Administrative Committee shall also exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants' Vesting and Credited Service, Accrued Benefits, and whether such benefits are nonforfeitable under the Plan.

             8.06 PENSION ADMINISTRATIVE COMMITTEE'S POWERS. The Pension Administrative Committee, as the same shall be from time to time constituted, shall have full power and authority, within the limits provided by the Plan:

                  (i) To determine all questions arising concerning the construction and interpretation of the Plan and in its administration, including, but not by way of limitation, the determination of the rights or eligibility under the Plan of Employees and Participants and their Eligible Spouses and Beneficiaries, and the amount of their respective benefits, and of the initial and continuing eligibility of a Participant's Surviving Spouse and children for benefits hereunder; and all such determinations shall be final and binding upon all persons whomsoever;

                  (ii) To adopt such rules and regulations as it may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its purpose;

                  (iii) To enforce the Plan, in accordance with its terms and with its own rules and regulations;

                  (iv) To direct the Trustees with respect to all matters involving distributions from the Fund;

                  (v) To receive and review the periodic reports of the Actuary;

                  (vi) To prepare and distribute, in such manner as the Pension Administrative Committee determines to be appropriate, information explaining the Plan;

                  (vii) To create subcommittees and appoint agents, and to delegate such of its rights, powers and discretions to such subcommittees or agents as it deems desirable; and

                  (viii) To do all other acts, in its judgment necessary or desirable, for the proper and advantageous administration of the Plan;

   and the due exercise by the Pension Administrative Committee of any and all of such powers and authorities shall be conclusive and binding on all persons whomsoever for the purposes of the Plan.

             8.07 DISTRIBUTIONS TO PERSONS UNDER DISABILITY. In the event any portion of the Fund becomes distributable under the terms hereof to any person who is a minor or under a legal disability or is, although not adjudicated incompetent by reason of illness or mental disability, in the opinion of the Pension Administrative Committee unable properly to handle his own affairs, the Pension Administrative Committee, in its sole discretion, may direct that such distributions shall be made in any one or more of the following ways:

             (a)  Directly to said minor or other person;

             (b) To the legal guardian or conservator of said minor or other person;

             (c) To the spouse, parent, brother, sister, child or other relative of said minor or other person for the use of said minor or other person; or

             (d) For the expenditures of the same for the education, health, maintenance and support of said minor or other person.

   Except as to (d) above, the Pension Administrative Committee shall not be required to see to the application of any distributions so made to any of said persons, but his or their receipts therefor shall be a full discharge of the liability of the Pension Administrative
   Committee and the Fund to such minor or other person therefor.

             8.08 COMMITTEE ACTIONS. The Pension Administrative Committee and each subcommittee shall act with or without a meeting by the vote or concurrence of a majority of its members; but no member who is a Participant shall take part in Pension Administrative Committee action on any matter that has particular reference to his own interest hereunder. A dissenting Pension Administrative Committee member who within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to each other Committee members, the Secretary, the

   Board, and the Trustees shall not be responsible for any such action or failure to act. All written directions by the Pension Administrative Committee may be made over the signature of its Secretary or the signatures of a majority of its members and all persons shall be protected in relying on such written directions.

             8.09 COMMITTEE EXPENSES. The Company shall provide the Committees with all of the clerical, bookkeeping and stenographic help and facilities that may be necessary to enable it to perform its functions hereunder for the cost of which the Company may be reimbursed out of the Fund if requested by the Company. The Committees may appoint actuaries, consultants, accountants, legal counsel, or other agents, including the Trustees with their consent, as they deem advisable to assist in carrying out their duties hereunder.

             8.10 RULES AND DECISIONS. Subject to Section 5.05 above, the Committees may adopt such rules and actuarial tables as they deem necessary, desirable or appropriate. All rules and decisions of the Committees shall be uniformly and consistently applied to all Partici-pants in similar circumstances. When making a determination or calculation, the Committees shall be entitled to rely upon information furnished by a Participant, Spouse, or Beneficiary, the Company, an Employer, legal counsel, the Actuary or the Trustees.

             8.11 INDEMNIFICATION BY THE COMPANY. The Committees and the individual members thereof, shall be indemnified by the Company against any and all liabilities arising by reason of any act or failure to act in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

             8.12 FIDUCIARY DUTIES. All Fiduciaries shall discharge their duties solely in the interest of the Participants, Spouses and Beneficiaries and for the exclusive purpose of (a) providing benefits to Participants, Spouses and their Beneficiaries, and (b) defraying reasonable expenses of administering the Plan and Trust. They shall discharge their duties with care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

             8.13  PROHIBITED TRANSACTIONS TO BE AVOIDED.  The
   Fiduciaries shall not take any action, and shall not cause the Trust to engage in any transaction, prohibited under or in violation of Part 4 of Title I of ERISA, or which would subject any person or the Company to imposition of a tax under Section 4975 of the Code.

             8.14 INFORMATION TO BE PROVIDED TO PARTICIPANTS AND OTHERS. At least once in each Plan Year, the Pension Administrative Committee shall furnish to each Participant, Spouse and Beneficiary requesting the same in writing a statement indicating on the basis of the latest available information:

             (a)  his total Accrued Benefit, under the Plan;

             (b)  his total accrued benefit, if any, under a Prior Plan;
        and

             (c) his nonforfeitable pension benefits, if any, which have accrued, or the earliest date on which benefits will become nonforfeitable.

   For every Plan Year, the Pension Administrative Committee shall furnish to every Participant:

                  (i)  whose employment is terminated during said Plan
             Year,

                  (ii) who is entitled to a deferred nonforfeitable benefit under the Plan, and

                  (iii)  who was paid no benefit during said Plan Year,

   a statement of the nature, amount and form of the deferred nonforfeitable benefits to which such Participant is entitled. The Pension Administrative Committee shall furnish and make available to Participants, Spouses and Beneficiaries, and to the Secretary of Labor or his delegate and to the Secretary of the Treasury or his delegate, such plan descriptions, summaries, reports, registration statements, notifications and other documents that may be required by ERISA and the Code and regulations thereunder.

             8.15 ANNUAL REPORTS. The Pension Finance Committee and the Pension Administrative Committee shall prepare, or cause to be prepared, an annual report for each Plan Year containing such financial statement, actuarial reports and other information in such form and for such delivery and availability at such times and in such manner, all as may be required by ERISA and the Code and regulations thereunder and the Pension Administrative Committee shall retain such records for such periods as may be required by such laws and regulations.

                                 ARTICLE IX

                    Provisions Relating to the Trust Fund
                    -------------------------------------

             9.01 PURPOSE OF FUND. The Fund is maintained for the purposes of the Plan and the assets thereof will be held, invested, administered and distributed in accordance with the terms of the Trust.

             9.02 NON-DIVERSION OF FUND. The Fund will be used and applied only in accordance with the Plan and no part of the principal or income of the Fund will be used for or diverted to purposes other than for the exclusive benefit of Participants, and their Spouses and Beneficiaries, in accordance with the provisions hereof, and for the payment, if not paid by the Company, of the expenses referred to in
   Section 9.03 below. Except as otherwise provided in Section 11.01 below, no Employer shall have any right, title or interest in the Fund or any part thereof and none of the contributions made thereto by the Company will revert to any Employer. However, without regard to the foregoing provisions of this Section 9.02:

                  (i) If contribution under the Plan is conditioned on initial qualification of the Plan under Section 401(a) of the Code and the Plan receives an adverse determination with respect to its initial qualification, the Trustee shall, upon written request of the Company, return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one calendar year after the date that qualification of the Plan is denied, provided that the application for determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe;

                  (ii) If a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall upon written request of the Company, return the contribution (to the extent disallowed) to the Company within one year after the date the deduction is disallowed;

                  (iii) If a contribution or any portion thereof is made by the Company by a mistake of fact, the Trustee shall, upon written request of the Company, return the contribution or such portion to the Company within one year after the date of payment to the Trustee; and

                  (iv) Earnings attributable to amounts to be returned to the Company pursuant to subsection (b) or (c) above shall not be returned and losses attributable to amounts to be returned pursuant to subsection (b) or (c) shall reduce the amount to be so returned.

             9.03 FUND EXPENSES. All expenses incurred in the Administration of the Plan, including, but not limited to, expenses of the Company, the Pension Finance Committee and the Pension Administrative Committee and the expenses and compensation of their counsel, consultants, actuaries, accountants and other agents, and the expenses incurred by the Trustees in the administration of the Fund, including fees for legal services rendered to the Trustees, such compensation to the Trustees as may be agreed upon from time to time between the Company and the Trustees, and all other proper charges and expenses of the Trustees and of their agents and counsel, shall be paid from the Fund except to the extent the Company elects to pay such items. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon the Fund or the income thereof, and investment expenses, shall be paid from the Fund.


                                  ARTICLE X
              Miscellaneous Provisions Respecting the Employers
              -------------------------------------------------

             10.01 NON-LIABILITY OF EMPLOYERS AND AGENTS. The Company will make contributions to the Fund for the purpose of providing the benefits under the Plan, but neither the Company, nor any other Employer, nor any of the officers or employees of the Company or any other Employer, guarantees in any manner the payment of such benefits. All contributions made by the Company will be paid into the Fund and all benefits payable under the Plan will be paid from the Fund alone. Any person claiming benefits under the Plan will look solely to the Fund for payment and no Participant, Spouse, or Beneficiary, shall have any right to, or interest in, any part of the Fund assets upon Retirement or otherwise except as, and to the extent, expressly provided in this Plan.

             10.02 AMENDMENT OF PLAN. This Plan may be amended at any time and from time to time by the duly adopted resolution of the Board, but such power of amendment shall under no circumstances include the right in any way or to any extent to revest or otherwise transfer any interest in or to the Fund, or any income therefrom, to the Company or any other Employer, nor shall the power of amendment include the right in any way or to any extent to divest any Participant of the interest in the Fund to which he would be entitled if the Plan were terminated as of the date of such amendment. Neither shall such power of amendment be exercised in any way which would or could give to any Participant any right or thing of exchangeable value in advance of the receipt of distributions in accordance with the terms provided therefor. No amendment shall ever operate to enable any part of the corpus or income or other assets of the Fund to be used for or diverted to any purpose other than the exclusive benefit of Participants or their Spouses or Beneficiaries. Notwithstanding the foregoing provisions of this Section 10.02, however, this Plan may be amended in any manner whatsoever, with prospective or retroactive effect, for the purpose of qualifying it under Section 401 of the Code or any similar law hereafter applicable.

             10.03 COMPANY ACTIONS. All written directions by the Company and the exercise of any of the Company's rights, powers, discretions, privileges and duties may be effected by a certified copy of a resolution of the Board or its executive committee, or by a person or persons authorized by the Board or said executive committee to so act on behalf of the Company; and all persons shall be protected in relying on such written directions.


                                 ARTICLE XI

            Termination of the Plan and Distribution of the Fund
            ----------------------------------------------------

             11.01 TERMINATING ACTS AND DISTRIBUTION PROCEDURES. The Company reserves the right, upon thirty (30) days' written notice to the Trustees, to terminate the entire Plan at any time by action of its Board. In the event of any such termination, the rights of all Participants to the benefits accrued to the date of such termination, all as more particularly set forth below in this Article XI, shall become nonforfeitable, except to the extent provided in Sections 7.05 and 7.07 above. For the period required to complete such termination, the Trustees shall continue to hold, administer, invest and distribute the Fund in accordance with the provisions of the Trust and the directions of the Pension Administrative Committee, unless and until the Pension Benefit Guaranty Corporation institutes proceedings under
   Section 4042 of ERISA. In the event of the termination of the Plan, the assets of the Fund available to provide benefits shall be allocated among the Participants and Beneficiaries in the following order:

                       (1)  FIRST, THE ACTUARIAL EQUIVALENT OF THAT
                  PORTION (IF ANY) OF THE BENEFIT OF EACH PARTICIPANT OR BENEFICIARY WHICH WAS DERIVED FROM A PARTICIPANT'S CONTRIBUTIONS;

                       (2) SECOND, IN THE CASE OF EACH PARTICIPANT AND BENEFICIARY TO WHOM AN ANNUITY WAS BEING PAID ON THE DATE OF SUCH TERMINATION AND AS OF THE BEGINNING OF THE THIRD (3RD) YEAR BEFORE SUCH TERMINATION DATE, THE ACTUARIAL EQUIVALENT OF THE BENEFIT DETERMINED AT THE LOWEST BENEFIT LEVEL PAID DURING SUCH THREE (3) YEAR PERIOD OR PROVIDED UNDER THE PLAN DURING THE FIVE (5) YEAR PERIOD BEFORE SUCH TERMINATION DATE;

                       (3) THIRD, IN THE CASE OF EACH PARTICIPANT AND BENEFICIARY TO WHOM AN ANNUITY WOULD HAVE BEEN PAYABLE

                  AT THE BEGINNING OF THE THIRD (3RD) YEAR BEFORE SUCH TERMINATION DATE IF THE PARTICIPANT HAD RETIRED PRIOR THERETO, THE ACTUARIAL EQUIVALENT OF THE BENEFIT DETER-MINED AT THE LOWEST BENEFIT LEVEL PROVIDED UNDER THE PLAN DURING THE FIVE (5) YEAR PERIOD BEFORE SUCH TERMINATION DATE;

                       (4) FOURTH, THE ACTUARIAL EQUIVALENT OF EACH BENEFIT OF A PARTICIPANT AND BENEFICIARY OTHER THAN PROVIDED FOR IN FIRST, SECOND AND THIRD ABOVE WHICH IS GUARANTEED UNDER ERISA SECTION 4022 (DETERMINED WITHOUT REGARD TO PARAGRAPH (B)(5) THEREOF);

                       (5)  FIFTH, THE ACTUARIAL EQUIVALENT OF EACH
                  BENEFIT OF A PARTICIPANT OR BENEFICIARY OTHER THAN PROVIDED FOR IN FIRST, SECOND, THIRD OR FOURTH ABOVE WHICH IS NONFORFEITABLE UNDER THE PROVISIONS OF THE PLAN (OTHER THAN BENEFITS WHICH BECOME NONFORFEITABLE UPON TERMINATION UNDER THIS SECTION 11.01);

                       (6)  SIXTH, THE ACTUARIAL EQUIVALENT OF EACH
                  BENEFIT OF A PARTICIPANT OR BENEFICIARY OTHER THAN PROVIDED FOR IN FIRST, SECOND, THIRD, FOURTH AND FIFTH, ABOVE, PROVIDED FOR UNDER THE PLAN.

   If the assets of the Fund available for allocation under any of paragraphs FIRST, SECOND, THIRD and FOURTH, above are insufficient to satisfy in full all of the benefits described in such paragraph, such assets shall be allocated PRO RATA among such benefits on the basis of the Actuarial Equivalent referred to in such paragraph of their respective benefits; and if the assets of the Fund available for allo-cation under paragraph FIFTH above are insufficient to satisfy in full all of the benefits described in such paragraph, such assets shall be allocated among such benefits PRO RATA as such benefits are determined under the Plan as in effect at the beginning of the five (5) year period ending on such termination date and if sufficient for that purpose, and if the Plan has been amended during such five (5) year period, the remainder available for allocation under paragraph FIFTH shall be allocated PRO RATA among any benefits in addition to such benefits (as were in effect at the beginning of such five (5) year period) for which each such amendment provided, in the order of occurrence until all such assets are exhausted. The manner and time of paying benefits not already being paid shall be determined by the Pension Administrative Committee (or the Company if there is no Pension Administrative Committee) subject to the applicable provisions of ERISA and the Code. After all expenses of administration of the Plan have been provided for, and all liabilities of the Plan to Participants employed by an Employer, former Participants and their respective Spouses and Beneficiaries have been satisfied, the Company shall be entitled to any remaining balance of such assets.

             11.02 PARTIAL TERMINATION OF PLAN. If a Participating Employer shall discontinue its participation in the Plan in whole or in substantial part by any one or more of the following actions:

             (a) The termination or partial termination of that Employer's business with consequent termination of employment of a substantial number of Participants employed by such Employer; or

             (b) Disposition of all or a substantial part of its business operations unless the acquiring entity, with the consent of the Board, continues the Plan and assumes the responsibilities of a Participating Employer under the Plan, then the Plan shall be deemed to be terminated with respect to such Participating Employer and as it relates to, and is for the benefit of, the affected Participants to the extent that they are or have been Employees of such Participating Employer, and their respective Surviving Spouses and Beneficiaries, other than any such Participant who may by a transfer of his employment continue his participation in the Plan. In the event of any such partial termination, the rights of all affected Participants (and Surviving Spouses and Beneficiaries) to the benefits accrued to the date of such termination, all as more particularly set forth in this Article XI, shall become non-forfeitable, except to the extent provided in Sections 7.05 and 7.07 above. Upon any such partial termination, an appropriate portion of the assets of the Fund attributable to the Participants (and Surviving Spouses and Beneficiaries) affected by such partial termination shall be separated by the Trustees with the aid and counsel of the Actuary and the accountants for the Plan and in accordance with applicable rules in ERISA or regulations thereunder, and such separated portion of the assets of the Fund shall be allocated among the Participants (and Surviving Spouses and Beneficiaries) affected by such partial termination in accordance with the provisions of Section 11.01 above.

             11.03 MERGER. In the event of any merger or consolidation of part or all of the Plan with, or the transfer of part of all of its assets or liabilities to, any other plan or trust ("other plan") each Participant in the Plan whose interests were so merged, consolidated or transferred into, with, or to the other plan shall be entitled to receive a benefit immediately thereafter (if the other plan then terminated) which would be equal to or greater than the benefit he would have been entitled to receive immediately theretofore (if this Plan then terminated).

                                 ARTICLE XII

                            Top-Heavy Provisions
                            --------------------

             12.01 TOP-HEAVY STATUS. The provisions of this Article shall not apply to the Plan with respect to any Plan Year for which the Plan is not Top-Heavy (except as provided in subsections 12.05(b) and 12.05(c)). If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Article XII will supersede any conflicting provisions elsewhere in the Plan.

             12.02 DEFINITIONS. For purposes of this Article XII, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

             (a) "Compensation" shall, for any Plan Year in which the Plan is Top-Heavy, have the meaning set forth in
        Section 414(q)(7) of the Code.

             (b) "Determination Date" shall mean, with respect to any Plan Year: (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of such Plan Year.

             (c) "Key Employee" shall mean an Employee meeting the definition of "key employee" contained in Section 416(i)(1) of the Code and the Treasury Regulations interpreting said Section.

             (d) "Non-Key Employee" shall mean any Employee who is not a Key Employee.

             (e) "Permissive Aggregation Group Plan" shall mean any plan of the Company or an Affiliated Company which is not in the Required Aggregation Group and which, when considered with the Required Aggregation Group Plans, meets the requirements of Sections 401(a)(4) and 410 of the Code.

             (f) "Required Aggregation Group Plan" shall mean (1) each plan of the Company or an Affiliated Company in which a Key Employee is a participant, and (2) each other plan of the Company or an Affiliated Company which enables any plan described in (1) to meet the requirements of Sections 401(a)(4) and 410 of the Code.

             (g) "Valuation Date" shall mean with respect to a particular Determination Date, the most recent date for valuation of the Fund occurring within a twelve (12) month period ending on the applicable Determination Date and used for computing Plan costs for purposes of the minimum funding requirements of the Code.

             12.03 DETERMINATION OF TOP-HEAVY STATUS. (a) The Plan will be "Top-Heavy" with respect to any Plan Year if, as of the Determination Date applicable to such Year, the ratio of the present value of Accrued Benefits under the Plan for Key Employees (determined as of the Valuation Date applicable to such Determination Date) to the present value of Accrued Benefits under the Plan for all Employees (determined as of such Valuation Date) exceeds 60%. For purposes of computing such ratio, and for all other purposes of applying and interpreting this subsection (a), the provisions of Section 416 of the Code and all Treasury Regulations interpreting said Section shall be applied.

             (b) For purposes of determining whether the Plan is Top-Heavy, all qualified retirement plans that are Required Aggregation Group Plans shall be aggregated. All qualified retirement plans that are Permissive Aggregation Group Plans shall be aggregated only to the extent permitted by Section 416 of the Code, and Treasury Regulations promulgated thereunder, and elected by the Company.

             12.04 ACTUARIAL ASSUMPTIONS. For purposes of determining whether the Plan is Top-Heavy, the actuarial assumptions provided in
   Section 5.05 above shall be used.

             12.05 VESTING. (a) If the Plan becomes Top-Heavy, the vested interest of a Participant in the portion of his Accrued Benefit referred to in subsection (b) below shall be determined in accordance with the following formula in lieu of the provisions of Sections 4.04 and 4.10 above:

               Years of            Vested        Forfeitable
            Vesting Service      Percentage      Percentage
            ---------------      ----------      ----------

        Less than 2                    0%             100%

        2 but less than 3             20%              80%
        3 but less than 4             40%              60%

        4 but less than 5             60%              40%

        5 or more                    100%               0%


   For purposes of the above schedule, years of Vesting Service shall include all years of Vesting Service required to be counted under section 411(a) of the Code, disregarding all years of Vesting Service permitted to be disregarded under Section 411(a)(4) of the Code.

             (b) The vesting schedule set forth in subsection (a) above shall apply to all Accrued Benefits which have accrued while the Plan is Top-Heavy and during the period of time before the Plan becomes

   Top-Heavy. This vesting schedule shall not apply to the Accrued Benefit of any Employee who does not have an Hour of Service after the Plan becomes Top-Heavy.

             (c) If the Plan becomes Top-Heavy and subsequently ceases to be Top-Heavy, the vesting schedule set forth in subsection (a) above shall automatically cease to apply, and the provisions of Sections 4.04 and 4.10 above shall automatically apply, with respect to all Accrued Benefits which accrue to a Participant for all Plan Years after the Plan Year with respect to which the Plan was last Top-Heavy. For purposes of this subsection (c), this change in vesting provisions shall only be valid to the extent that the conditions of
   Section 10.02 above and Section 411(a)(10) of the Code are satisfied.

             12.06 MINIMUM BENEFIT. (a) If the Plan shall be Top-Heavy, the Accrued Benefit at any point in time for each Non-Key Employee described in subsection (c) below shall be the Actuarial Equivalent (based on the assumptions set forth in Section 12.04 above) of a single life annuity payable over the life of the Non-Key Employee, commencing on his sixty-fifth (65th) birthday, equal to a percentage of such Employee's average Compensation for the five consecutive Plan Years when the Employee had the highest aggregate amount of such Compensation from any Employers. Such percentage shall equal the lesser of (i) two percent (2%) multiplied by such Employee's years of service (as computed pursuant to subsection (b) below), or
   (ii) twenty percent (20%). The minimum benefit payable pursuant to this Section 12.06 will be determined without regard to any contributions for any Employee under the Federal Social Security Act. Notwithstanding the provisions of Section 4.09, if the benefit pay-ments of a Non-Key Employee do not commence until after his sixty-fifth (65th) birthday or are suspended for any period after his sixty-fifth (65th) birthday pursuant to Section 4.09, the Accrued Benefit required under this Section upon the commencement or recommencement of benefit payments to such Non-Key Employee after his sixty-fifth (65th) birthday shall be adjusted so that it is equal to the Actuarial Equivalent of the Accrued Benefit required by this Section at his sixty-fifth (65th) birthday minus the Actuarial Equivalent of any benefit payments previously made to or with respect to the Participant.

             (b) For purposes of this Section 12.06, years of service shall not include Plan Years when (i) the Plan was not Top-Heavy for any Plan Year ending during such year of service, and (ii) years of service completed in a Prior Plan year beginning before January 1, 1984.

             (c) Each Non-Key Employee who completes at least 1,000 Hours of Service in a Plan Year shall accrue the minimum Accrued Benefit described in subsection (a) above for such Plan Year. A Non-Key Employee shall not fail to accrue such benefit merely because the Employee was not employed on a specific date or because he failed to earn a minimum amount of Compensation for such Year.

             (d) For purposes of subsection (c) above, Compensation in Prior Plan years ending before January 1, 1984 and Compensation in Plan Years after the close of the last Plan Year in which the Plan is Top-Heavy shall be disregarded.

             12.07 PARTICIPATION IN MORE THAN ONE PLAN. In the event that a Participant is simultaneously covered under this Plan, at a time when the Plan is Top-Heavy, and a defined contribution plan of the Company or an Affiliated Company, at a time when the plan is Top-Heavy, the Participant shall be entitled only to the defined benefit minimum under this Plan, and not to the defined contribution minimum under the defined contribution plan.

             12.08 MAXIMUM LIMITATION. For purposes of determining whether the Plan would be Top-Heavy if "90%" were substituted for "60%" each place it appears in paragraphs (1) (A) or (2)(B) of Section 416(g) of the Code, as required by Section 416(h) of the Code, all of the preceding provisions of this Article should be applicable except that the phrase "90%" shall be substituted for the phrase "60%" where it appears in subsection 12.03(a). If, pursuant to the preceding sentence, it is determined that the Plan would be Top-Heavy if "90%" were substituted for "60%", then for purposes of applying Section 415(e) and 416(h) of the Code, and Section 4.14 of the Plan, to the benefit of any Participant, "1.0" shall be substituted for "1.25" in each applicable place in paragraphs (2)(B) and (3)(B) of Section 415(e) of the Code.

             Subject to the exceptions provided below, if for any Plan Year the Plan is Top-Heavy, then the overall limitation imposed by
   Section 415(e) and (h) of the Code, and Section 4.14 of the Plan, in the case of a Key Employee who is a Participant in both the Plan and a Top-Heavy defined benefit plan maintained by any Employer or any Affiliated Company, shall be applied by substituting "1.0" for "1.25" in each applicable place in paragraphs (2)(B) and (3)(B) of Section 415(e) of the Code. The change in the Section 415(e) limitations specified in the preceding sentence shall not be applicable to a Participant for a Plan Year in which the Plan is Top-Heavy if (a) the sum of the present values of the accrued benefits and the account balances of all participants in all defined benefit plans and all defined contribution plans maintained by any Employer or any Affiliated Company who are Key Employees does not exceed 90% of the sum of the present values of the accrued benefits and the account balances of all participants in all defined benefit plans and all defined contribution plans maintained by any Employer or any Affiliated Company, and (b) the minimum benefit percentage under the Top-Heavy provisions of such defined benefit plans is increased to 3%.

                                ARTICLE XIII

                   Provisions Relating to Merger of Plans
                   --------------------------------------

             13.01 DEFINITIONS. For purposes of this Article, the following words and phrases shall have the meanings set forth below:

             (a) "BernzOmatic Salaried Plan" shall mean the BernzOmatic Corporation Employees' Pension Plan.

             (b) "Foley Office Plan" shall mean the Foley Company Retirement Plan for Office and Administrative Employees.

             (c) "Combined Benefit" shall mean the sum of a Participant's Accrued Benefit as defined in Article II of this Plan, and his accrued benefit earned under a Constituent Plan.

             (d) "Constituent Plan" shall mean each of the Foley Office Plan or the BernzOmatic Salaried Plan, as in existence on the applicable Merger Date.

             (e) "Constituent Plan Participant" shall mean any person who has earned an accrued benefit under a Constituent Plan, as of the Merger Date for such Plan (as set forth in subsection (f) below), if such benefit has not been fully distributed or an annuity has not been purchased for and distributed to the Constituent Plan Participant with respect to such benefit as of such Merger Date.

             (f) "Merger Date" shall mean (i) in the case of the BernzOmatic Salaried Plan, September 14, 1985; and (ii) in the case of the Foley Office Plan, July 1, 1985.

             13.02 GENERAL. (a) Effective July 1, 1985, the assets held in trust under the Foley Office Plan were merged with and into the assets held in trust under this Plan. Effective September 14, 1985, the assets held in trust under the BernzOmatic Salaried Plan were merged with and into the assets held in trust under this Plan.
   In connection with these mergers, this Plan assumed all liabilities of Constituent Plan Participants for accrued benefits under the Constituent Plans at their respective Merger Dates. This Article will set forth special rules applicable with respect to Constituent Plan Participants under this Plan and will supplement the other provisions of this Plan with respect to such Constituent Plan Participants in connection with the portion of their Combined Benefits attributable to the Constituent Plans. The provisions of this Article shall be applied to such portion of their Combined Benefits, notwithstanding any inconsistent provision contained elsewhere in this Plan.

             (b) The merged assets of the Constituent Plans shall be used to provide benefits with respect to all Participants under this Plan, including Constituent Plan Participants.

             (c) The Combined Benefit, on a termination basis (within the meaning of Treasury Regulation Section 1.414(1)), to which any Constituent Plan Participant is entitled under this Plan, shall immediately after the Merger Date of the applicable Constituent Plan be equal to or greater than the benefit to which such Constituent Plan Participant was entitled, on a termination basis, under the applicable Constituent Plan immediately prior to its Merger Date. This subsection (c) shall not be construed to increase or decrease the nonforfeitable benefit accrued for any Constituent Plan Participant under the applicable Constituent Plan, or under this Plan, as of the applicable Merger Date. This Article XIII shall be administered consistent with the requirements of Sections 411 and 414(1) of the Code, and Treasury Regulations promulgated thereunder.

             (d) A Constituent Plan Participant who becomes a Participant under this Plan shall be deemed to have satisfied the requirements for a pension under Section 4.04 for purposes of eligibility for a Qualified Pre-retirement Survivor Annuity under
   Section 4.07(a) if he has a nonforfeitable interest in a Combined Benefit. The Qualified Pre-retirement Survivor Annuity payable under
   Section 4.07(a) with respect to a Constituent Plan Participant shall be based on his Combined Benefit, except to the extent that any portion of such Benefit is otherwise distributable pursuant to this Article, or otherwise, and shall be subject to offset as provided in
   Section 4.07(a).

             (e) Notwithstanding any term to the contrary contained herein or in either of the Constituent Plans, the provisions of this Amendment and Restatement included to conform this Plan to the requirements of (i) the Code as amended by the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984, and the Retirement Equity Act of 1984 ("REA"); (ii) ERISA as amended by REA; and (iii) governmental rulings and regulations applicable to this Plan as of January 1, 1984, shall apply to the Foley Office Plan, and to the BernzOmatic Salaried Plan, as of the effective date applicable with respect to each such Plan in the case of each such Act, ruling or regulation.

             (f) All distribution elections made by a Merged Plan Participant, or his Surviving Spouse or Beneficiary, if applicable, shall be made by written instrument delivered by the Merged Plan Participant, Surviving Spouse or Beneficiary to the Pension Administrative Committee at least thirty days before such election is to take effect.

             13.03 SPECIAL PROVISIONS RELATING TO BERNZOMATIC SALARIED PLAN. (a) Effective September 1, 1982, contributions to the BernzOmatic Salaried Plan were permanently discontinued and all benefits accrued thereunder as of September 1, 1982 became nonforfeitable. As of such date, participants under the BernzOmatic Salaried Plan, and other salaried and clerical employees of the BernzOmatic Division of the Company, became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after September 1, 1982 of Participants who are thereafter employed by such Division, such Participants shall receive credit for periods of employment with all Employers from and after September 1, 1982 and not for periods of employment with any Employer prior to September 1, 1982. Except as provided in the next sentence, for purposes of determining such Participants' Vesting Service, nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Participants shall receive credit for periods of employment with the Company or an Affiliated Company from and after April 1, 1982 and not for periods of employment with the Company, an Affiliated Company or BernzOmatic Corporation prior to April 1, 1982. This sentence shall apply to (i) each individual who is an active employee of the BernzOmatic Division of the Company at any time on or after June 1, 1995, and (ii) each former employee of the BernzOmatic Division of the Company who is entitled to a benefit under Section 4.04, the payment of which had not commenced prior to June 1, 1995:

                       (A)  For purposes of determining such
                  Participants' Vesting Service, their nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Participants shall receive credit for periods of employment with the Company or an Affiliated Company from and after April 1, 1982 and not for periods of employment with the Company, an Affiliated Company or BernzOmatic Corporation prior to April 1, 1982; and

                       (B)  solely for purposes of determining such
                  Participants' Vesting Service for purposes of (1) the definition of Early Retirement Date in Article II,
                  (2) the second sentence of Subsection 4.05(a) hereof, and (3) determining the commencement and amount of a Qualified Preretirement Survivior Annuity pursuant to Subsection 4.07(a) hereof, such Participants shall receive credit for periods of employment with the Company or an Affiliated Company prior to and from and after April 1, 1982, and for periods of employment with BernzOmatic Corporation prior to April 1, 1982.

             (b) The portion of the Combined Benefit of a Constituent Plan Participant earned under the BernzOmatic Salaried Plan through its Merger Date shall be payable to such Participant (in addition to his pension benefit set forth under Article IV of this Plan) at the times and in the manner set forth in Articles IV and V of this Plan. Notwithstanding the preceding sentence, if at any time the Constituent Plan Participant has satisfied all eligibility requirements contained in the BernzOmatic Salaried Plan necessary to entitle him to receive payment of the portion of his Combined Benefit earned under the BernzOmatic Salaried Plan at its Merger Date commencing at a date earlier than the date applicable under the terms of this Plan, such

   Participant shall be entitled, subject to the terms and conditions applicable under the BernzOmatic Salaried Plan, to have payment of such portion of his Combined Benefit commence as follows:

                  (i) If a Constituent Plan Participant's employment with BernzOmatic Corporation and all Employers terminates:
             (A) before or after the Merger Date, (B) before he attains age 65, and (C) after he both attains age 55 and completes at least the aggregate of five (A) years of Credited Service (as defined in the BernzOmatic Salaried Plan) on or after May 15, 1967 and prior to the Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Merger Date, such Constituent Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of the portion of his Combined Benefit earned under the BernzOmatic Salaried Plan at its Merger Date on the first day of any calendar month selected by the Participant on or after the later to occur of its Merger Date and the date of his termination of employment with BernzOmatic Corporation and all Employers, but not later than his Normal Retirement Date. The amount of such portion of his Combined Benefit earned under the BernzOmatic Salaried Plan shall be reduced by one-half of one percent for each full month that the date as of which payment of such Benefit portion commences precedes the Constituent Plan Participant's Normal Retirement Date.

                  (ii) If a Constituent Plan Participant's employment
             with BernzOmatic Corporation and all Employers terminates:
             (A) before or after the Merger Date, and (B) before he both attains age 55 and completes at least the aggregate of five
             (A) years of Credited Service (as defined in the BernzOmatic Salaried Plan) on or after May 15, 1967 and prior to the Merger Date, and (B) years of Vesting Service (as defined in
             Article II of this Plan) after the Merger Date, he shall immediately receive a lump sum distribution of the present value of his Participant Contribution Accrued Benefit under the BernzOmatic Salaried Plan. Notwithstanding any provision of this clause (ii) to the contrary, if the Actuarial Equivalent of the Combined Benefit of such Constituent Plan Participant exceeds $3,500, and such Participant received credit for at least one (1) Hour of Service on or after August 23, 1984, then (A) no distribution shall be made to him before his Normal Retirement Date without his written consent, and (B) if the Participant has an Eligible Spouse, distribution must be made in accordance with Sections 4.06 and 5.01 of this Plan unless such Eligible Spouse consents, in the manner set forth in Section 5.01(e) above, to a distribution of the Constituent Plan Participant's Participant Contribution Accrued Benefit in a lump sum.

             13.04  SPECIAL PROVISIONS RELATING TO FOLEY OFFICE PLAN.

             (a) All participants in the Foley Office Plan on June 30, 1985 shall become eligible to participate under this Plan as of its Merger Date and shall remain eligible to participate and receive benefits hereunder in accordance with the terms of this Plan.

             (b) Subject to subsections (c) and (d) below, the portion of the Combined Benefit of a Constituent Plan Participant earned under the Foley Office Plan through its Merger Date shall be payable to such Participant (in addition to his pension benefit set forth under Article IV of this Plan) at the times and in the manner set forth in Articles IV and V of this Plan. Notwithstanding the preceding sentence, if at any time the Constituent Plan Participant has satisfied all eligibility requirements contained in the Foley Office Plan necessary to entitle him to receive payment of the portion of his Combined Benefit earned under the Foley Office Plan at its Merger Date commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Foley Office Plan, to have payment of such portion of his Combined benefit commence as follows:

                  (i) If a Constituent Plan Participant's employment with Foley-ASC, Inc. and all Employers terminates: (A) before or after the Merger Date, (B) before he attains age 65, and (c) after he both attains age 55 and completes at least the aggregate of 10 (A) years of Vesting Service as defined in the Foley Office Plan prior to the Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan on and after the Merger Date, such Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of the portion of his Combined Benefit earned under the Foley Office Plan at the Merger Date on the first day of any calendar month selected by the Participant on or after the later to occur of the Merger Date and the date of his termination of employment with Foley-ASC, Inc. and all Employers, but not later than his Normal Retirement Date. The amount of such portion of his Combined Benefit earned under the Foley Office Plan shall be reduced by one-half of one percent for each full month that the date as of which payment of such Benefit portion commences precedes the first day of the month following the month in which the Constituent Plan Participant attains age 65. Any selection of a distribution date pursuant to this paragraph shall be made by written instrument delivered by the Constituent Plan Participant to the Pension Administrative Committee at least thirty (30) days before the selected date.

                  (ii) If a Constituent Plan Participant's employment
             with Foley-ASC, Inc. and all Employers terminates: (A) before or after the Merger Date, (B) before he attains age

             55, and (C) after he completes at least the aggregate of 10
             (A) years of Vesting Service as defined in the Foley Office Plan prior to the Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Merger Date, such Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of the portion of his Combined Benefit earned under the Foley Office Plan at the Merger Date on the first day of any calendar month selected by the Participant on or after the date he attains age 55, but not later than his Normal Retirement Date. The amount of such portion of his Combined Benefit under the Foley Office Plan shall be reduced by one-half of one percent for each full month that the date as of which payment of such Benefit portion commences precedes the first day of the month following the month in which the Constituent Plan Participant attains age 65.

             (c) For purposes of determining the nonforfeitable interest in the portion of the Combined Benefit earned under the Foley Office Plan as of its Merger Date by any Constituent Plan Participant (under the vesting provisions of the Foley Office Plan), and for purposes of determining his nonforfeitable interest in his Accrued Benefit earned under this Plan from and after its Merger Date (under the vesting provisions of this Plan):

                  (i) such Constituent Plan Participant shall receive credit for periods of employment with Foley-ASC, Inc., calculated in accordance with the terms of the Foley Office Plan and this Plan, respectively, from and after his date of hire by Foley-ASC, Inc., or its corporate predecessors, and up to and including September 24, 1984; and

                  (ii) such Constituent Plan Participant shall receive
             credit for periods of employment with the Company, calculated in accordance with the terms of the Foley Office Plan and this Plan, respectively, from and after September 24, 1984.

             (d) For purposes of determining the portion of a Combined Benefit earned under the Foley Office Plan as of its Merger Date by any Constituent Plan Participant:

                  (i) such Participant shall receive credit for periods of employment with Foley-ASC, Inc., calculated in accordance with the terms of the Foley Office Plan, from and after the date such Participant became a participant in the Foley Office Plan and up to and including September 24, 1984; and

                  (ii) such Participant shall receive credit for periods
             of employment with the Company, calculated in accordance with the terms of the Foley Office Plan, from and after September 24, 1984 and up to and including June 30, 1985.

             (e) For purposes of determining the Accrued Benefit earned under this Plan by a Constituent Plan Participant from and after its Merger Date, such Participant shall receive credit only for periods of employment with the Company, calculated in accordance with the terms of this Plan, from and after its Merger Date.

                                 ARTICLE XIV

              Provisions Relating to Additional Merger of Plans
              -------------------------------------------------

             14.01 DEFINITIONS. For purposes of this Article, the following words and phrases shall have the meanings set forth below:

             (a) "Actuarial Equivalent" or "Actuarial Equivalence" shall mean with respect to each Merged Plan the equality in value of aggregate amounts expected to be received under different forms of payment, or to be received at different dates, determined on the basis of the assumptions and methods set forth in the attached schedule applicable to each Merged Plan as of the applicable Plan Merger Date, or, if applicable, Article XVII.

             (b) "Anchor Hocking Salaried Plan" shall mean the Anchor Hocking Retirement Plan for Salaried Employees.

             (c) "Anchor Hocking Salaried Plan - Hourly Part" shall mean the Anchor Hocking Retirement Plan for Salaried Employees (Hourly
   Part).

             (d) "Benefit Accrual Date" shall mean January 1, 1989 with respect to each of the Anchor Hocking Salaried Plan and the Anchor Hocking Plan - Hourly Part and January 1, 1993 with respect to the Sanford Salaried Plan.

             (e) "Merged Plan" shall mean each of the Anchor Hocking Salaried Plan, the Moldcraft Plan, the Anchor Hocking Salaried Plan - Hourly Part, and the Sanford Salaried Plan as in existence on the applicable Plan Merger Date.

             (f) "Merged Plan Benefit" shall mean the portion of the Total Benefit earned by a Merged Plan Participant under a Merged Plan as of the applicable Plan Merger Date that has not been fully distributed to, or used to purchase an annuity distributed to, the Merged Plan Participant.

             (g) "Merged Plan Participant" shall mean any person who has earned an accrued benefit under a Merged Plan, as of the applicable Plan Merger Date, if such benefit has not been fully distributed to, or an annuity has not been purchased for and distributed to, the Merged Plan Participant with respect to such accrued benefit as of the applicable Plan Merger Date.

             (h) "Moldcraft Plan" shall mean the Contributory Pension Plan for the Hourly-Paid Employees of the Moldcraft Division of Anchor Hocking Plastic Packaging, Inc.

             (i) "Plan Merger Date" shall mean September 1, 1991 with respect to each of the Anchor Hocking Salaried Plan, the Moldcraft Plan and the Anchor Hocking Salaried Plan - Hourly Parts and December 1, 1992 with respect to the Sanford Salaried Plan.

             (j)  "Sanford Salaried Plan" shall mean the Sanford
   Corporation Retirement Plan for Salaried Employees.

             (k) "Total Benefit" shall mean the sum of a Participant's Accrued Benefit as defined in Article II of this Plan earned from and after the applicable Benefit Accrual Date, if any, and his Merged Plan Benefit.

             14.02 GENERAL (a) Effective as of the applicable Plan Merger Date, the assets held in trust under each of the Merged Plans were merged with and into the assets held in trust under this Plan.
   In connection with these mergers, this Plan assumed all liabilities to Merged Plan Participants for Merged Plan Benefits. This Article sets forth special rules applicable to Merged Plan Participants under this Plan and will supplement the other provisions of this Plan with respect to such Merged Plan Participants in connection with their Merged Plan Benefits. The provisions of this Article shall be applied to their Merged Plan Benefits notwithstanding, and in lieu of, any other provision contained elsewhere in this Plan.

             (b) The merged assets of the Merged Plans shall be used to provide benefits with respect to all Participants under this Plan, including Merged Plan Participants.

             (c) The Total Benefit, on a termination basis (within the meaning of Treasury Regulation Section 1.414(l)), to which any Merged Plan Participant is entitled under this Plan shall, immediately after the applicable Plan Merger Date, be equal to or greater than the benefit to which such Merged Plan Participant was entitled, on a termination basis, under the applicable Merged Plan immediately prior to the applicable Plan Merger Date. This subsection (c) shall not be construed to increase or decrease the nonforfeitable benefit accrued for any Merged Plan Participant under the applicable Merged Plan, or under this Plan, as of the applicable Plan Merger Date. This
   Article XIV shall be administered consistent with the requirements of Sections 411 and 414(l) of the Code, and the Treasury Regulations promulgated thereunder.

             (d) A Merged Plan Participant who becomes a Participant under this Plan shall be deemed to have satisfied the requirements for a pension under Section 4.04 hereof for purposes of eligibility for a Qualified Pre-retirement Survivor Annuity under Section 4.07(a) hereof if he has a nonforfeitable interest in a Total Benefit. The Qualified

   Pre-retirement Survivor Annuity payable under Section 4.07(a) with respect to a Merged Plan Participant shall be based on his Total Benefit, except to the extent that any portion of such Benefit is otherwise distributable pursuant to this Article, or otherwise, and shall be subject to offset as provided in Section 4.07(a).

             (e) Notwithstanding any provision to the contrary contained herein or in any of the Merged Plans, the provisions of this Amendment and Restatement of this Plan intended to conform this Plan to the requirements of (i) the Code as amended by the Tax Reform Act of 1986, the Revenue Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Revenue Reconciliation Act of 1990 and the Revenue Reconciliation Act of 1993;
   (ii) ERISA as amended by the Retirement Equity Act of 1984; and (iii) all other statutes and all governmental rulings and regulations applicable to this Plan as of January 1, 1994, shall apply to each of the Merged Plans, as of the effective date applicable with respect to each such Merged Plan in the case of each such Act, statute, ruling or regulation.

             (f) All distribution elections made by a Merged Plan Participant, or his Surviving Spouse or Beneficiary, if applicable, shall be made by written instrument delivered by the Merged Plan Participant, Surviving Spouse or Beneficiary to the Pension Administrative Committee at least thirty days before such election is to take effect.

             (g) For purposes of the cash out provisions of Section 4.15 of the Plan, the Actuarial Equivalent of a Merged Plan Benefit will be based upon Section 14.01(a).

             14.03 SPECIAL PROVISIONS RELATING TO ANCHOR HOCKING SALARIED PLAN. The following shall apply with respect to Merged Plan Participants who participated in the Anchor Hocking Salaried Plan on or before the Plan Merger Date:

             (a) Benefit Accruals under the Anchor Hocking Salaried Plan were permanently discontinued, and all benefits accrued thereunder by Merged Plan Participants became nonforfeitable, effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Covered Class Employees (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date, of Merged Plan Participants who were Covered Class Employees under the Anchor Hocking Salaried Plan on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' Vesting Service, nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in Article II of this Plan) from and after the Benefit Accrual Date and (2) for periods of employment only with Anchor Hocking Corporation and its affiliates, and not with any other entity that was not an Affiliated Company, prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Anchor Hocking Salaried Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Anchor Hocking Salaried Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant's employment with all Employers terminates before he attains age 65, and if (A) at the time of such termination (1) he has both attained age 55 and completed at least the aggregate of 10 (I) years of Vesting Service as defined in the Anchor Hocking Salaried Plan prior to the Plan Merger Date, and (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, or (2) he has attained age 60, or (B) he was, as of January 1, 1981, an employee of Moldcraft (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) and as of that date had at least one year of Vesting Service (as defined in the Anchor Hocking Salaried Plan) and had attained age 55 but not age 60, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of any calendar month selected by the Merged Plan Participant on or after the later to occur of the Plan Merger Date and the date of his termination of employment with all Employers, but not later than his Normal Retirement Date (as defined in the Anchor Hocking Salaried Plan for purposes of this
             Section 14.03). If the Merged Plan Participant (1) attained age 60, or (2) both attained age 55 and completed at least the aggregate of 30 (A) years of Vesting Service as defined in the Anchor Hocking Salaried Plan prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, at the time of his termination of employment with all Employers, the amount of his Merged Plan Benefit shall be paid unreduced. If the Merged Plan Participant had neither attained age 60, nor both attained age 55 and completed at least the aggregate of 30 (A) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, at the time of his termination, the Merged Plan Benefit shall be reduced by one-twelfth of 5% for each month it is paid prior to his 60th birthday.

                  (ii) If a Merged Plan Participant's employment with all
             Employers terminates, and he is not eligible under subparagraph (i) next above, he shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of the month following the Merged Plan Participant's Normal Retirement Date, unless he elects to have it begin within the ten year period prior to his Normal Retirement Date. If the Merged Plan Participant elects to have such Merged Plan Benefit begin earlier than his Normal Retirement Date, his Merged Plan Benefit shall be a reduced pension (in a level amount) equal to the Actuarial Equivalent of the Merged Plan Benefit that would have been payable on the Merged Plan Participant's Normal Retirement Date.

             (c) If a Merged Plan Participant's employment with all Employers terminates prior to the Benefit Accrual Date (A) due to a Merged Plan Participant becoming Totally Disabled under the terms and conditions of, and as defined under, the Anchor Hocking Salaried Plan,
   (B) before he attains age 65, (C) while regularly employed to work for an Employer at least 30 hours per week, and (D) after completing at least one full year of Anchor Service (as defined under the Anchor Hocking Salaried Plan for purposes of this Section 14.03), such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) If a Merged Plan Participant satisfies all the conditions necessary for a disability benefit under the Anchor Hocking Salaried Plan and he continues to be Totally Disabled (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) until (A) he has both attained age 55, and completed at least the aggregate of 10
             (I) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan) prior to the Plan Merger Date, and
             (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, or (B) he has attained age 60, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of any calendar month selected by the Merged Plan Participant on or after the last to occur of (1) the Benefit Accrual Date, (2) the date he meets the criteria in clause (A) or
             (B) above of this paragraph, and (3) the date of his termination of employment with all Employers due to his disability, but not later than his Normal Retirement Date.

             If the Merged Plan Participant attained age 60, or both attained age 55 and completed at least the aggregate of 30
             (A) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan) prior to the Plan Merger Date, and
             (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, at the time of his termination, the amount of his Merged Plan Benefit shall be paid unreduced. If the Merged Plan Participant had neither attained age 60, nor both attained age 55 and completed at least the aggregate of 30 (A) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, at the time of his termination, his Merged Plan Benefit shall be reduced by one-twelfth of 5% for each month it is paid prior to his 60th birthday.

                  (ii) Solely for purposes of this paragraph (c), the
             Merged Plan Benefit of a Merged Plan Participant who is Totally Disabled (as defined in the Anchor Hocking Salaried
             Plan) shall equal the sum of (1) the portion of his Total Benefit earned under the Anchor Salaried Plan as of the Benefit Accrual Date, plus (2) the Accrued Benefit earned under this Plan from and after the Benefit Accrual Date based upon the benefit formula in this Plan on the Benefit Accrual Date, the Merged Plan Participant's monthly rate of base pay for the month preceding the date he became Totally Disabled and the consideration of the period of time during which he continues to be Totally Disabled from and after the Benefit Accrual Date as Benefit Service under this Plan.

                  (iii) If a Merged Plan Participant satisfies all the conditions necessary for a disability benefit under the Anchor Hocking Salaried Plan and continues to be Totally Disabled until he reaches his Normal Retirement Date, and he is not entitled to a benefit pursuant to clause (i) above, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of the calendar month after the month in which he attains his Normal Retirement Date.

                  (iv) If a Merged Plan Participant satisfies all the
             conditions necessary for a disability benefit under the Anchor Hocking Salaried Plan and ceases to be Totally Disabled before reaching age 60, and before he has attained age 55 and completed at least 10 years of Vesting Service (as defined in the Anchor-Hocking Salaried Plan) prior to the Plan Merger Date, such Merged Plan Participant shall be eligible to have his Merged Plan Benefit paid as a Deferred Vested Pension (as defined under the Anchor Hocking Salaried Plan for purposes of this Section 14.03) provided he became

             Totally Disabled on or before August 14, 1978, and his employment with the Controlled Group (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) terminated on account of such Total Disability.

             (d) If a Merged Plan Participant dies before payment of his Merged Plan Benefit commences, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) In the case of a Surviving Spouse of a Merged Plan Participant who died while an active employee and (A) who had attained age 50, but not age 65, and had completed at least the aggregate of 10 (I) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan) prior to the Plan Merger Date, and (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, or (B) who was employed by Moldcraft and who, as of January 1, 1981, (1) had one year of Vesting Service (as defined in the Anchor Hocking Salaried Plan), and (2) had attained age 55 but not age 60, the Merged Plan Benefit to which she is entitled (a) shall be a monthly pension payable for her remaining lifetime in the amount specified in subsequent sentences of this paragraph, (b) shall begin on the first day of the month after such Merged Plan Participant would have attained age 65 had he not died or, if the Surviving Spouse requests earlier commencement thereof, on the first day of any month following the Merged Plan Participant's death, but in any case only if the Surviving Spouse is living on such date and otherwise eligible to receive such Merged Plan Benefit and (c) shall cease with the payment for the month in which she dies. If such Merged Plan Participant died after age 55 (and before age 65), the monthly amount of such Merged Plan Benefit payable to his Surviving Spouse shall be equal to 50% of what would have been the monthly amount of such Merged Plan Participant's Merged Plan Benefit payable as an Early Retirement Pension (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) if (A) he had retired at the end of the month in which he died and he had continued to live, (B) his Early Retirement Pension had begun in the first month after the later of the month in which he in fact died or the month in which he would have reached age 60 if he had continued to live and (C) his Early Retirement Pension was paid as an annuity for his lifetime only. If such Merged Plan Participant died on or after age 50 and before age 55, the monthly amount of such Merged Plan Benefit payable to his Surviving Spouse shall be equal to 50% of the monthly amount of the Merged Plan Benefit payable as a Deferred Vested Pension (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) beginning on the Merged Plan Participant's Normal Retirement

             Date, to which he would have been entitled if (A) he had resigned from employment with all Controlled Group Members (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) at the end of the month in which he in fact died, (B) he had continued to live until after his Normal Retirement Date and (C) his Deferred Vested Pension was paid as an annuity for his lifetime only. In computing the amount of the Merged Plan Benefit payable to a Surviving Spouse pursuant to this subparagraph (i), any early retirement reductions and the Cap (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03) shall be ignored.

                  (ii) In the case of a Surviving Spouse of a Merged Plan
             Participant who died while an active employee and (A) had attained age 60, but not age 65, and had not completed at least the aggregate of 10 (I) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan) prior to the Plan Merger Date, and (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, or (B) had attained age 65 (regardless of his aggregate years of Vesting Service), the Merged Plan Benefit to which she is entitled shall be such Merged Plan Benefit as she would have been entitled to receive if (A) such Merged Plan Participant had retired in the month preceding his death and under circumstances which would have allowed the Merged Plan Participant to receive his Merged Plan Benefit payable as an Early Retirement Pension under the Anchor Hocking Salaried Plan, (B) his Early Retirement Pension had begun in the month in which he in fact died and
             (C) his Early Retirement Pension was payable under the Semi-Automatic 50% J & S Option (as defined in the Anchor Hocking Salaried Plan). In computing the amount of such Merged Plan Benefit payable to a Surviving Spouse pursuant to this subparagraph (ii), any early retirement reductions and the Cap shall be ignored. Such Merged Plan Benefit (1) shall begin as provided in clause (b) of subparagraph (i) of this paragraph, (2) shall, except as otherwise provided herein, be payable monthly thereafter (on the first of each month) during her remaining lifetime and (3) shall cease with the payment for the month in which she dies.

                  (iii)          (A)  In the case of a Surviving Spouse
                            of a deceased Merged Plan Participant, not described in subparagraphs (i) or (ii) above, the Merged Plan Benefit to which she is entitled shall be a monthly benefit for the life of the Surviving Spouse with payments equal to the payments that would have been payable to such Surviving Spouse under the Semi-Automatic 50% J & S Option (based on the Merged Plan Participant's actual Benefit

                            Service as defined in the Anchor Hocking
                            Salaried Plan for purposes of this Section
                            14.03) if --

                                 (1)  in the case of a Merged Plan
                            Participant who dies after his attainment of the age and Vesting Service requirements of
                            Section 14.03(b)(i) (the "Qualified Earliest
                            Retirement Age"), such Merged Plan
                            Participant had retired on the day before his death with an immediate Semi-Automatic 50% J & S Option in effect, or

                                 (2)  in the case of a Merged Plan
                            Participant who dies on or before the date on which he would have attained his Qualified Earliest Retirement Age, such Merged Plan Participant had:

                                      (a)  terminated his employment with
                                 the Controlled Group on the date of his
                                 death;

                                      (b)  survived to his Qualified
                                 Earliest Retirement Age;

                                      (c)  retired at his Qualified
                                 Earliest Retirement Age with an
                                 immediate Semi-Automatic 50% J & S
                                 Option in effect, and

                                      (d)  died on the day after the day
                                 on which he would have attained his
                                 Qualified Earliest Retirement Age.

                            (B)  The Merged Plan Benefit provided for in
                       subparagraph (A) of this subparagraph (iii) shall commence to be paid to the Surviving Spouse on the first day of the month after the Merged Plan Participant would have attained age 65 had he not died or, if the Surviving Spouse requests earlier commencement thereof, on the first day of any earlier month after the later of (1) the first day of the month after the Merged Plan Participant's death or (2) the first day of the month in which the Merged Plan Participant would have attained his Qualified Earliest Retirement Age, but in any case only if the Surviving Spouse is living on such date and is otherwise eligible to receive such Merged Plan Benefit. Payments shall continue during the Surviving Spouse's remaining lifetime, and shall cease with the payment for the month in which such Surviving Spouse dies.

                            (C)  In computing the amount of the Merged
                       Plan Benefit provided for in subparagraph (A) of this subparagraph (iii), any early retirement reductions shall be taken into account, and the Cap shall be ignored.

                  (iv) For purposes of subparagraph (i) of this paragraph
             (d), Surviving Spouse means a person to whom a Merged Plan Participant is legally married on the Merged Plan Participant's date of death. For purposes of subparagraphs
             (ii) and (iii) of this paragraph (d), Surviving Spouse means a person to whom a Merged Plan Participant is legally married for at least the one (1) year period ending on the Merged Plan Participant's date of death.

             (e) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit or combination of optional forms of benefits set forth in this paragraph shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant.

                  (i) REGULAR J & S OPTIONS: A Merged Plan Participant may elect to receive his Merged Plan Benefit as a reduced pension payable to him during his lifetime on and after the date on which his Merged Plan Benefit is to commence, and after his death to have a pension payable during the surviving lifetime of and for a natural person (herein called "Joint Pensioner") designated by the Merged Plan Participant for such purpose at the same reduced rate payable to the Merged Plan Participant or (if elected by the Merged Plan Participant) at the rate of 50% of the reduced pension payable to the Merged Plan Participant. Evidence satisfactory to the Pension Administrative Committee of the date of birth of the Merged Plan Participant and of his Joint Pensioner must be furnished within 90 days of the filing of such election with the Pension Administrative Committee. The amount of the reduced pension payable under such an option depends in part on (A) the age of the Merged Plan Participant and his Joint Pensioner and (B) the Merged Plan Participant's choice of the percentage of his reduced pension to be paid after his death to his Joint Pensioner. Pension payments for the Joint Pensioner shall begin with the first day of the month after the month in which the Merged Plan Participant dies, provided his death does not void the election of this option, and provided his Joint Pensioner is living on such day, and the last monthly payment for the Joint Pensioner shall be payable on the first day of the last month in which he or she is living.
             If the Joint Pensioner dies before the Merged Plan Participant's pension commences, the election shall be of no effect and the Merged Plan Participant shall be treated the same as though he had not elected an option pursuant to this subparagraph. If the Joint Pensioner dies on or after his Merged Plan Participant's pension commences and while the Merged Plan Participant is living, the option elected shall continue in force and the Merged Plan Participant's reduced pension shall not be increased thereby.

                  (ii) LEVEL INCOME OPTION:  A Merged Plan Participant
             who retires before reaching the earliest age at which a retired worker may elect to have his old age benefits under the U.S. Social Security Act begin, and who is not eligible for a Social Security Disability Benefit (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03), may elect (in accordance with procedures established by the Pension Administrative Committee) to have the amount of the Merged Plan Benefit otherwise payable to him increased before such earliest age and decreased thereafter, to the end that such portion of his Merged Plan Benefit, when combined with his old age benefits under the U.S. Social Security Act (as in effect at his retirement) in the amount estimated to be payable beginning at such earliest age, will provide a level amount of retirement income insofar as practicable. A Merged Plan Participant's election of the Level Income Option shall become void if (A) he does not become entitled to a pension under paragraph (b) of this Section or (B) his Merged Plan Benefit is payable under a J & S Option pursuant to paragraph (e)(i) of this Section.

                  (iii) OTHER OPTIONS: A Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Anchor Hocking Salaried Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Anchor Hocking Salaried Plan.

             (f)  Notwithstanding the foregoing,

                  (i) In the case of a Merged Plan Participant who dies on or after payment of the Merged Plan Benefit is to commence, and whose Merged Plan Benefit has not been discharged by a lump sum payment, if such death occurs before he has become entitled to receive 72 monthly payments of his Merged Plan Benefit and if a J & S Option under subparagraph (e)(i) of this Section is not applicable to him, his Beneficiary shall be paid the same Merged Plan Benefit as would have been payable to such Merged Plan Participant if he had continued to live until the equivalent of 72 monthly payments have been made to him and/or his Beneficiary.

                  (ii) In the case of a Merged Plan Participant described
             in clause (i) above for whom a J & S Option under subparagraph (e)(i) of this Section is applicable, if he and his Joint Pensioner die before one or both of them have become entitled to receive 72 monthly payments with respect to his Merged Plan Benefit, such Merged Plan Participant's Beneficiary shall be paid the same monthly benefit as would have been payable to the survivor of such Merged Plan Participant and his Joint Pensioner if such survivor had continued to live until the equivalent of 72 monthly payments have been made to such Merged Plan Participant, his Joint Pensioner and/or his Beneficiary, except that, for this purpose, a Merged Plan Participant's Joint Pensioner shall not be considered to survive such Merged Plan Participant if he or she dies before a payment becomes payable to him or her under such Merged Plan Participant's J & S Option.

                  (iii) In the case of a Merged Plan Participant whose Merged Plan Benefit is payable under the Level Income Option specified in subparagraph (e)(ii) above, and who dies during the 72 month period certain specified herein, the same monthly payments shall be made to his Beneficiary for the balance of such 72 month period certain as would have been payable to the Merged Plan Participant if he had continued to live.

                  (iv) In the case of a Merged Plan Participant who was a
             Member (as defined in the Anchor Hocking Salaried Plan for purposes of this Section 14.03), who continues in the employ of a Controlled Group Member after his Normal Retirement Date, who dies while a Member, and for whom the J & S Option is applicable, or who has a Surviving Spouse eligible for a Merged Plan Benefit under paragraph (d) of this Section, if the Merged Plan Participant's Joint Pensioner or Surviving Spouse, as the case may be, dies before becoming entitled to receive 72 monthly payments with respect to his Merged Plan Benefit, such Merged Plan Participant's Beneficiary shall be paid the same Merged Plan Benefit as would have been payable to his Joint Pensioner or Surviving Spouse if such Joint Pensioner or Surviving Spouse had continued to live until the equivalent of 72 monthly Merged Plan Benefit payments have been made to such Joint Pensioner or Surviving Spouse and/or his Beneficiary, except that, for this purpose, a Merged Plan Participant's Joint Pensioner or Surviving Spouse shall not be considered to survive such Merged Plan Participant if he or she dies before a Merged Plan Benefit payment becomes payable to him or her under such J & S Option or under paragraph (d) of this Section.

                  (v) If a Merged Plan Participant who retires before his Normal Retirement Date dies after the month in which his retirement occurs, if paragraph (b) of this Section is not applicable to him, if no Merged Plan Benefit is payable to his Beneficiary under subparagraphs (f)(i), (ii) or (iii), solely because the Merged Plan Participant's death occurred before his Merged Plan Benefit commenced, and if he does not have a Surviving Spouse who is eligible for a Merged Plan Benefit under paragraph (d) of this Section, his Beneficiary shall be paid for 72 months (beginning with the month after the death of such Merged Plan Participant) the amount of the Merged Plan Benefit that would have been payable to such Merged Plan Participant, if he had not died and had duly elected to have his Merged Plan Benefit payable pursuant to paragraph (b)(i) of this Section beginning on the first day of the month after the month in which he in fact did die.

             14.04     SPECIAL PROVISIONS RELATING TO MOLDCRAFT PLAN

             The following shall apply with respect to Merged Plan Participants who participated in the Moldcraft Plan on or before the Plan Merger Date:

             (a) Effective November 30, 1990, benefit accruals under the Moldcraft Plan were permanently discontinued and all benefits accrued thereunder by Merged Plan Participants as of that date became nonforfeitable. Merged Plan Participants who participated in the Moldcraft Plan on or before the Plan Merger Date did not become participants in this Plan and did not earn an Accrued Benefit under this Plan.

             (b) A Merged Plan Benefit shall be payable to such Merged Plan Participant at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant satisfied all eligibility requirements contained in the Moldcraft Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Moldcraft Plan, to have payment of such Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant's employment with all Employers terminated before his Normal Retirement Date (as defined in the Moldcraft Plan for purposes of this Section

             14.04), and if at the time of such termination he both (A) attained age 62 and (B) completed at least the aggregate of 10 (I) years of Vesting Service as defined in the Moldcraft
             Plan) prior to the Plan Merger Date, and (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, and if the greater of his Refunded Amount (defined below) and the Actuarial Equivalent of his Merged Plan Benefit is in excess of $3,500, such Merged Plan Participant shall be entitled to elect to receive one of the following benefits:

                       (A) A retirement income commencing at his Normal Retirement Date in an amount equal to the greater of the Actuarial Equivalent of (1) an amount equal to his Merged Plan Benefit, and (2) his Refunded Amount; or



                       (B) A retirement income commencing as of the first day of any earlier month designated by him, after he attains age 62 and prior to his Normal Retirement Date, in an amount equal to the greater of the Actuarial Equivalent of (1) his Merged Plan Benefit payable to him at his Normal Retirement Date, and (2) his Refunded Amount.

             If the greater of the Refunded Amount and the Actuarial Equivalent of the Merged Plan Benefit of such Merged Plan Participant is not in excess of $3,500, such greater amount shall be paid to the Merged Plan Participant in a lump sum following his termination of employment, in full satisfaction and release of all further rights of the Merged Plan Participant, his Spouse and his Beneficiary to receive his Merged Plan Benefit. Any such lump sum distribution shall be paid within 60 days after the end of the Plan Year in which the Participant's employment with all Employers terminates.

                  (ii) If a Merged Plan Participant's employment with all
             Employers terminated after he completed at least the aggregate of five (A) years of Vesting Service (as defined in the Moldcraft Plan) prior to the Plan Merger Date, and
             (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, and before he both attained age 62 and completed at least the aggregate of 10
             (A) years of Vesting Service (as defined in the Moldcraft
             Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, and if the greater of his Refunded Amount and the Actuarial Equivalent of his Merged Plan Benefit is in excess of $3,500, he shall be entitled to elect, subject to subparagraph (v)(C) below, to receive one of the following benefits:

                       (A) A retirement income commencing at his Normal Retirement Date in an amount equal to the greater of
                  (1) his Merged Plan Benefit, and (2) the Actuarial Equivalent of his Refunded Amount;

                       (B) A retirement income commencing as of the first day of any earlier month designated by him, after he attains age 62 and prior to his Normal Retirement Date, in an amount equal to the greater of the Actuarial Equivalent of (1) his Merged Plan Benefit payable to him at his Normal Retirement Date; and (2) his Refunded Amount; or

                       (C) His Refunded Amount, payable in a lump sum following his termination of employment, and a Residual Vested Annuity (defined below) payable in a form available under this Plan, commencing either (a) at his Normal Retirement Date, or (b) at his election at any time after the later to occur of his termination of employment with all Employers and his attainment of age 62, and prior to his Normal Retirement Date, in an amount equal to the Actuarial Equivalent of the Residual Benefit payable at his Normal Retirement Date. If the Merged Plan Participant is married, payment of the Refunded Amount may not be made in a lump sum unless the Participant's Spouse consents in writing to his election to receive such payment, such consent acknowledges the effect of such election and is witnessed by a representative of the Plan or a notary public, unless the Merged Plan Participant establishes to the satisfaction of a Plan representative that consent may not be obtained because his Spouse cannot be located or under such other circumstances as the Secretary of the Treasury may by regulation prescribe. If a Merged Plan Participant who makes an election to receive payment of his Refunded Amount in a lump sum pursuant to this subparagraph shall die after making such election and before receiving such payment, and if such Merged Plan Participant is survived by a Surviving Spouse, such election shall automatically be canceled.

                  (iii) If a Merged Plan Participant's employment with all Employers terminated before he completed at least the aggregate of five (A) years of Vesting Service (as defined in the Moldcraft Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, and if the greater of his Refunded Amount and the Actuarial Equivalent of his Merged Plan Benefit is in excess of

             $3,500, he shall be entitled, subject to subparagraph (v)(C) below, to elect:

                       (A) A retirement income commencing at his Normal Retirement Date in an amount equal to the greater of
                  (1) his Merged Plan Benefit and (2) the Actuarial Equivalent of his Refunded Amount;

                       (B) His Refunded Amount payable in a lump sum following his termination of employment, and a Residual Vested Annuity, payable in a form available under this Plan, commencing either (a) at his Normal Retirement Date or (b) at his election at any time after the later to occur of his termination of employment with all Employers and his attainment of age 62, and prior to his Normal Retirement Date, in an amount equal to the Actuarial Equivalent of the Residual Benefit payable at his Normal Retirement Date. If the Merged Plan Participant is married, payment of the Refunded Amount may not be made in a lump sum unless his Spouse consents in writing to his election to receive such payment, such consent acknowledges the effect of the election and is witnessed by a representative of the Plan or a notary public, unless the Merged Plan Participant establishes to the satisfaction of a Plan representative that such consent may not be obtained because his Spouse cannot be located, or under such other circumstances as the Secretary of the Treasury may by regulation prescribe. If a Merged Plan Participant who makes an election to receive payment of his Refunded Amount in a lump sum pursuant to this subparagraph shall die after making such election and before receiving such payment, and such Merged Plan Participant is survived by a Surviving Spouse, such election shall automatically be canceled.

                  (iv) The term "Credited Interest" used with respect to
             a Participant's contributions to the Moldcraft Plan means interest compounded annually on such contributions at the rate of:

                       (A) The rate set forth in the Moldcraft Plan for Plan Years ending prior to January 1, 1976;

                       (B) 5% for Plan Years commencing on or after January 1, 1976 and prior to January 1, 1988;

                       (C) Thereafter 120% of the federal mid-term rate (as in effect under Section 1274 of the Code) for the first month of each Plan Year commencing on or after January 1, 1988.

                  (v) If a Merged Plan Participant has elected a refund of his own contributions, together with Credited Interest earned as of the date of refund (the "Refunded Amount"), pursuant to subparagraphs (ii)(C) or (iii)(B), the Refunded Amount, and his retirement income (the "Residual Benefit"), shall be calculated according to the following provisions of this paragraph.

                       (A) The Refunded Amount shall equal the amount of the Merged Plan Participant's contributions to the Moldcraft Plan plus Credited Interest thereon.

                       (B)  The Residual Benefit of a Merged Plan
                  Participant shall be calculated as follows:

                            (1)  DETERMINE THE "VESTED VALUE" OF THE
                       CONTRIBUTIONS MADE BY AND ON BEHALF OF THE MERGED PLAN PARTICIPANT. The Vested Value is the greater of (1) the annual retirement income payable at the Merged Plan Participant's Normal Retirement Date, determined under the Moldcraft Plan, and (2) a single life annuity payable in an annual amount at his Normal Retirement Date determined by converting the Refunded Amount into such an annuity using the annual rate of interest on 30-year Treasury securities in effect for the month of November last preceding the first day of the Plan Year in which the refund is made (the "Applicable Interest Rate").

                            (2)  DETERMINE THE "VESTED INTEREST" IN THE
                       REFUNDED AMOUNT. The Vested Interest is a single life annuity payable in an annual amount at the Merged Plan Participant's Normal Retirement Date. The determination of the Vested Interest shall be made by converting the Refunded Amount into such an annuity using the Applicable Interest Rate.

                            (3) DETERMINE THE "RESIDUAL VESTED ANNUITY". The Residual Vested Annuity is determined by reducing the Vested Value, but not below zero, by the amount of the Vested Interest.

                            (4)  DETERMINE THE "RESIDUAL BENEFIT".  The
                       Residual Benefit is the lump sum Actuarial
                       Equivalent of the Residual Vested Annuity determined as of the date of refund, based upon the Applicable Interest Rate.

                       (C) The following provisions shall apply with respect to the payment of the aggregate amount of the Refunded Amount and the Residual Benefit:

                            (1)  If such aggregate amount is not in
                       excess of $3,500, such amount shall be paid to the Merged Plan Participant in a lump sum following his termination of employment, in full satisfaction and release of all further rights of the Merged Plan Participant, his Spouse and his Beneficiary to receive his Merged Plan Benefit.

                            (2) If such aggregate amount is in excess of $3,500, the Merged Plan Participant shall receive the Refunded Amount in a lump sum following his termination of employment, and shall receive the Residual Vested Annuity, as set forth in subparagraphs (ii)(C) or (iii)(B).

                            (3)  Any lump sum distribution of the
                       Refunded Amount, or the aggregate of the Refunded Amount and the Residual Benefit, pursuant to this paragraph (b) of Section 14.04 shall be paid within 60 days after the end of the Plan Year in which the Merged Plan Participant's employment with all Employers terminates.

                  (vi) If a Merged Plan Participant dies after the Plan
             Merger Date, and prior to the date of commencement of payment of his Merged Plan Benefit to him, the excess, if any, of his Refunded Amount over the aggregate payments made to his Surviving Spouse under the Qualified Pre-retirement Survivor Annuity payable under Section 4.07(a), shall be paid to his Beneficiary in a lump sum within 60 days after the end of the Plan Year in which the death of the survivor of the Participant and his Surviving Spouse occurs.
             However, payment pursuant to the preceding sentence shall be made in the form of an annuity payable over the lifetime of the Beneficiary of the Merged Plan Participant, unless the Beneficiary waives payment in the form of an annuity and requests payment in a lump sum pursuant to the election and notice provisions set forth in Section 5.01 of this Plan.

             (c) If a Merged Plan Participant's employment with all Employers terminated on or before November 30, 1990 (i) due to his becoming totally and permanently disabled within the meaning of the Moldcraft Plan, (ii) before he attained age 65, and (iii) after he completed 10 years of Vesting Service (as defined in the Moldcraft
   Plan) prior to the Plan Merger Date, such Merged Plan Participant shall be entitled to commence receipt of his Merged Plan Benefit as set forth in the Moldcraft Plan as in existence on November 30, 1990. Notwithstanding the preceding sentence, if the Actuarial Equivalent of the Refunded Amount of such Merged Plan Participant exceeds the Actuarial Equivalent of his Merged Plan Benefit payable pursuant to the preceding sentence, he shall be entitled to receive payment of his

   Merged Plan Benefit pursuant to the provisions of either Section 14.04(b)(i) or (ii) as applicable.

             (d) A Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Moldcraft Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Moldcraft Plan.

        14.05 SPECIAL PROVISIONS RELATING TO ANCHOR HOCKING SALARIED PLAN - HOURLY PART. The following shall apply with respect to Merged Plan Participants who participated in the Anchor Hocking Salaried Plan
   - Hourly Part on or before the Plan Merger Date:

             (a) Contributions to the Anchor Hocking Salaried Plan - Hourly Part were permanently discontinued, and all benefits accrued thereunder by Merged Plan Participants became nonforfeitable, effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Covered Class Employees (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05), became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date of Merged Plan Participants who were Covered Class Employees under the Anchor Hocking Salaried Plan -- Hourly Part on the Benefit Accrual Date and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' Vesting Service, nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in Article II of this Plan), from and after the Benefit Accrual Date and (2) for periods of employment only with Anchor Hocking Corporation and its affiliates and not with any other entity that was not an Affiliated Company, prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to such Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Anchor Hocking Salaried Plan - Hourly Part necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Merged Plan Participant shall be entitled, subject to the terms and conditions applicable under the Anchor Hocking Salaried Plan - Hourly Part, to have payment of his Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant's employment with all Employers terminates before he attains age 65, and if at the time of such termination (A) he has attained age 55 and completed at least the aggregate of 10 (I) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan - Hourly Part) prior to the Plan Merger Date, and (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, or (B) he has attained age 60, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of any calendar month selected by the Merged Plan Participant on or after the later to occur of the Plan Merger Date and the date of his termination of employment with all Employers, but not later than his Normal Retirement Date (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this
             Section 14.05). If the Merged Plan Participant was in the Plant 3 Clerical Unit or the Plant 15 Clerical Unit and had attained age 60, or had attained age 55 and completed at least the aggregate of 30 (A) full years of Vesting Service (as defined in the Anchor Hocking Salaried Plan - Hourly
             Part) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, at the time of his termination, the amount of his Merged Plan Benefit shall be paid unreduced. If the Merged Plan Participant was in the Plant 3 Clerical Unit or the Plant 15 Clerical Unit and had neither attained age 60, nor both attained age 55 and completed at least the aggregate of 30 (A) full years of Vesting Service (as defined in the Anchor Hocking Salaried Plan-Hourly Part) prior to the Plan Merger Date, and
             (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, at the time of his termination, the Merged Plan Benefit shall be reduced by one-twelfth of 6% for each month it is to be paid prior to his 60th birthday. If the Merged Plan Participant was in the Plant 26 Bargaining Unit, his Merged Plan Benefit shall be reduced by one-twelfth of 6% for each month it is to be paid prior to his 60th birthday.

                  (ii) If a Merged Plan Participant's employment with all
             Employers terminates before he has attained age 65, and he is not eligible under subparagraph (i) next above, he shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of the month following the Merged Plan Participant's Normal Retirement Date, unless he elects to have it begin within the ten year period prior to his Normal Retirement Date. If the Merged Plan Participant elects to have such Merged Plan Benefit begin earlier than his Normal Retirement Date, his Merged Plan Benefit shall be a reduced pension (in a level amount) equal to the Actuarial Equivalent of the

             Merged Plan Benefit that would have been payable on the Merged Plan Participant's Normal Retirement Date.

             (c) If a Merged Plan Participant's employment with all Employers terminates prior to the Benefit Accrual Date (A) due to a Merged Plan Participant becoming Totally Disabled under the terms and conditions defined under the Anchor Hocking Salaried Plan-Hourly Part,
   (B) before he reaches his Normal Retirement Date, (C) while regularly employed to work for an Employer at least 30 hours per week, (D) while he was a Covered Class Employee, and (E) after completing at least one full year of Anchor Service (as defined under the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05), such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) If a Merged Plan Participant satisfies all the conditions necessary for a disability benefit under the Anchor Hocking Salaried Plan - Hourly Part and he continues to be Totally Disabled (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05) until his Normal Retirement Date and if his employment with the Controlled Group (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05) is not terminated before his Normal Retirement Date, his employment shall be considered to have been terminated on the day before his Normal Retirement Date and on account of his being Totally Disabled. Such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of the month following the Merged Plan Participant's Normal Retirement Date, unless he elects to have it begin within the ten year period prior to his Normal Retirement Date. If the Merged Plan Participant elects to have such benefit begin earlier than his Normal Retirement Date, his Merged Plan Benefit shall be a reduced pension (in a level amount) equal to the Actuarial Equivalent of the Merged Plan Benefit that would have been payable on the Participant's Normal Retirement Date.

                  (ii) Solely for purposes of this paragraph (c), the
             Merged Plan Benefit of a Merged Plan Participant who is Totally Disabled (as defined in the Anchor Hocking Salaried Plan - Hourly Part) shall equal the sum of (1) the portion of his Total Benefit earned under the Anchor Salaried Plan - Hourly Part as of the Benefit Accrual Date, plus (2) the Accrued Benefit earned under this Plan from and after the Benefit Accrual Date based upon the benefit formula in this Plan on the Benefit Accrual Date, the Merged Plan Participant's monthly rate of base pay for the month preceding the date he became Totally Disabled and the consideration of the period of time during which he continues to be Totally Disabled from and after the Benefit Accrual Date as Benefit Service under this Plan.

                  (iii) If a Merged Plan Participant satisfies all the conditions necessary for a disability benefit under the Anchor Hocking Salaried Plan -- Hourly Part and he ceases to be Totally Disabled before his Normal Retirement Date, and he does not thereafter return to work for the Controlled Group because he is not requested by a Controlled Group Member to return to work, and if his employment with the Controlled Group is not terminated before he ceases to be Totally Disabled, his employment shall be considered to have been terminated (i) at the time he ceases to be Totally Disabled and (ii) on account of his being Totally Disabled and such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as a deferred pension, if so entitled under this Section 14.05, on the first day of the month following the Merged Plan Participant's Normal Retirement Date, unless he elects to have it begin within the ten year period prior to his Normal Retirement Date. If the Merged Plan Participant elects to have such benefit begin earlier than his Normal Retirement Date, his Merged Plan Benefit shall be a reduced pension (in a level amount) equal to the Actuarial Equivalent of the Merged Plan Benefit that would have been payable on the Merged Plan Participant's Normal Retirement Date.

             (d) If a Merged Plan Participant dies before his Merged Plan Benefit commences, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) In the case of the Surviving Spouse of a Merged Plan Participant who died while an active employee and who
             (A) had attained age 50 (age 55 if on his QTAM, as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05, he is in the Plant 26 Bargaining Unit) but not age 65 and (B) had completed at least the aggregate of 10 (I) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan - Hourly Part) prior to the Plan Merger Date, and (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, the Merged Plan Benefit to which she is entitled (a) shall be a monthly pension payable for her remaining lifetime in the amount specified in subsequent sentences of this paragraph, (b) shall begin on the first day of the month after such Merged Plan Participant would have attained age 65 had he not died or, if the Surviving Spouse requests earlier commencement thereof, on the first day of any month following the Merged Plan Participant's death, but in any case only if the Surviving Spouse is living on such date and otherwise eligible to receive such Merged Plan Benefit, and (c) shall cease with the payment for the month in which she dies. If such Merged Plan Participant died on or after age 55 (and before age 65), the monthly amount of such Merged Plan Benefit payable to his Surviving Spouse shall be equal to 50% of what would have been the monthly amount of such Merged Plan Participant's Merged Plan Benefit payable as an Early Retirement Pension (as defined in the Anchor Hocking Salaried Plan - Hourly Part for the purposes of this Section 14.05) if (A) he had Retired (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05), at the end of the month in which he died and he had continued to live,
             (B) his Early Retirement Pension had begun in the first month after the later of the month in which he in fact died or the month in which he would have reached age 60 if he had continued to live and (C) his Early Retirement Pension was paid as an annuity for his lifetime only. If such Merged Plan Participant died on or after age 50 and before age 55, and at the time of his death (or at the time of his QTAM, if that is earlier) such Merged Plan Participant was in the Plant 3 Clerical Unit or the Plant 15 Clerical Unit, the monthly amount of such Merged Plan Benefit shall be equal to 50% of the monthly amount of the Merged Plan Benefit payable as a Deferred Vested Pension (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this
             Section 14.05) beginning on the Merged Plan Participant's Normal Retirement Date, to which he would have been entitled if (A) he had resigned from employment with all Controlled Group Members (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05), at the end of the month in which he in fact died, (B) he had continued to live until after his Normal Retirement Date and
             (C) his Deferred Vested Pension was paid as an annuity for his lifetime only. In computing the amount of such Merged Plan Benefit payable to a Surviving Spouse pursuant to this subparagraph (i), any early retirement reductions, and the Cap (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05) shall be ignored.

                  (ii) In the case of the Surviving Spouse of a Merged
             Plan Participant who died while an active employee and (A) had attained age 60 but not age 65 and had not completed at least the aggregate of 10 (I) years of Vesting Service (as defined in the Anchor Hocking Salaried Plan - Hourly Part) prior to the Plan Merger Date, and (II) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, or (B) had attained age 65, (regardless of his aggregate years of Vesting Service), the Merged Plan Benefit to which she is entitled shall be such Merged Plan Benefit as she would have been entitled to receive if (1) such Merged Plan Participant had retired in the month preceding his death and under circumstances which would have allowed the Merged Plan Participant to receive his Merged Plan Benefit payable as an Early Retirement Pension under the Anchor Hocking Salaried Plan - Hourly Part, (2) his Early Retirement Pension had begun in the month in which he in fact died and (3) his Early Retirement Pension was payable under the Semi-Automatic 50% J & S Option (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05). In computing the amount of such Merged Plan Benefit, payable to a Surviving Spouse pursuant to this paragraph (ii), any early retirement reductions and the Cap shall be ignored. Such Merged Plan Benefit (1) shall begin as provided in clause (b) of subparagraph (i) of this paragraph, (2) shall, except as otherwise provided herein, be payable monthly thereafter (on the first of each month) during her remaining lifetime and
             (3) shall cease with the payment for the month in which she dies.

                  (iii)          (A)  In the case of the Surviving Spouse
                            of a deceased Merged Plan Participant not described in subparagraphs (i) or (ii) above, the Merged Plan Benefit to which she is entitled shall be a monthly Merged Plan Benefit for the life of the Surviving Spouse with payments equal to the payments which would have been payable to such Surviving Spouse under the Semi-Automatic 50% J & S Option (based on the Merged Plan Participant's actual Benefit Service (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05)) if --

                                 (1)  in the case of a Merged Plan
                            Participant who dies after his attainment of the age and Vesting Service requirements of
                            Section 14.05(b)(i) (the "Qualified Earliest
                            Retirement Age"), such Merged Plan
                            Participant had retired on the day before his death with an immediate Semi-Automatic 50%
                            J & S Option in effect, or

                                 (2)  in the case of a Merged Plan
                            Participant who dies on or before the date on which he would have attained his Qualified Earliest Retirement Age, such Merged Plan Participant had:

                                      (a)  terminated his employment with
                                 the Controlled Group on the date of his
                                 death;

                                      (b)  survived to his Qualified
                                 Earliest Retirement Age;

                                      (c)  retired at his Qualified
                                 Earliest Retirement Age with an
                                 immediate Semi-Automatic 50% J & S
                                 Option in effect, and

                                      (d)  died on the day after the day
                                 on which he would have attained his
                                 Qualified Earliest Retirement Age.

                       (B)  The Merged Plan Benefit provided for in
                  subparagraph (A) of this subparagraph (iii) shall commence to be paid to the Surviving Spouse on the first day of the month after the Merged Plan Participant would have attained age 65 had he not died or, if the Surviving Spouse requests earlier commencement thereof, on the first day of any earlier month after the later of (1) the first day of the month after the Merged Plan Participant's death or (2) the first day of the month in which the Merged Plan Participant would have attained his Qualified Earliest Retirement Age, but in any case only if the Surviving Spouse is living on such date and is otherwise eligible to receive such Merged Plan Benefit. Payments shall continue during the Surviving Spouse's remaining lifetime, and shall cease with the payment for the month in which such Surviving Spouse dies.

                       (C) In computing the amount of the Merged Plan Benefit provided for in subparagraph (A) of this subparagraph (iii), any early retirement reductions shall be taken into account, and the Cap shall be ignored.

             (e) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit or combination of optional forms of benefits set forth in this paragraph shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant.

                  (i) REGULAR J & S OPTION: A Merged Plan Participant may elect to receive his Merged Plan Benefit as a reduced pension payable to him during his lifetime on and after his pension commencement date, and after his death to have a pension payable during the surviving lifetime of and for a natural person (herein called "Joint Pensioner") designated by the Merged Plan Participant for such purpose at the same reduced rate as was payable for the Merged Plan Participant or (if elected by the Merged Plan Participant) at the rate of 50% of the reduced Merged Plan Benefit as was payable to the Merged Plan Participant. Evidence satisfactory to the Pension Administrative Committee of the date of birth of the Merged Plan Participant and of his Joint Pensioner must be furnished within 90 days of the filing of such election with the Pension Administrative Committee. The amount of the reduced Merged Plan Benefit payable under such an option depends in part on (A) the normal life expectancy of the Merged Plan Participant and his Joint Pensioner and (B) the Merged Plan Participant's choice of the percentage of his reduced Merged Plan Benefit to be paid after his death to his Joint Pensioner. Pension payments for the Joint Pensioner shall begin with the first day of the month after the month in which the Merged Plan Participant dies, provided his death does not void the election of this option of the Anchor Hocking Salaried Plan - Hourly Part, and provided his Joint Pensioner is living on such day, and the last monthly payment for him or her shall be payable on the first day of the last month in which he or she is living.
             If a Merged Plan Participant's Joint Pensioner dies before the Merged Plan Participant's pension commences, the election shall be of no effect and the Merged Plan Participant shall be treated the same as though he had not elected an option pursuant to this subparagraph. If a Merged Plan Participant's Joint Pensioner dies on or after the Merged Plan Participant's pension is to commence and while the Merged Plan Participant is living, the option elected shall continue in force and the Merged Plan Participant's reduced Merged Plan Benefit shall not be increased thereby.

                  (ii) LEVEL INCOME OPTION:  A Merged Plan Participant,
             who at the time of his retirement, death or termination is eligible for a pension benefit under the Anchor Hocking Salaried Plan - Hourly Part, and who is in the Plant 3 Clerical Unit or the Plant 15 Clerical Unit, who retires before reaching the earliest age at which a retired worker may elect to have his old age benefits under the U.S. Social Security Act begin and who is not eligible for a Social Security Disability Benefit (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this
             Section 14.05), may elect (in accordance with procedures established by the Pension Administrative Committee) to have the amount of his Merged Plan Benefit otherwise payable for him increased before such earliest age and decreased thereafter, to the end that his Merged Plan Benefit, when combined with his old age benefits under the U.S. Social Security Act (as in effect at the time of his retirement) in the amount estimated to be payable beginning at such earliest age, will provide a level amount of retirement income insofar as practicable. A Merged Plan Participant's election of this Level Income Option shall become void if
             (A) he does not become entitled to an Early Retirement Pension (as defined under the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05) or (B) his Merged Plan Benefit is payable under a J & S Option (as defined under the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05).

                  (iii) OTHER OPTIONS: A Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Anchor Hocking Salaried Plan - Hourly Part at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Anchor Hocking Salaried Plan - Hourly Part.

             (f) Notwithstanding the following, in the case of a Merged Plan Participant who is in the Plant 26 Bargaining Unit just before his QTAM, the figure '60' shall be substituted for the figure '72' whenever the figure '72' appears in the balance of this paragraph (f).


             The following shall apply to the payment of a Merged Plan
   Benefit:

                  (i) In the case of a Merged Plan Participant, who dies on or after his Merged Plan Benefit is to commence and whose Merged Plan Benefit has not been discharged by a lump sum payment, if such death occurs before he has become entitled to receive 72 monthly payments of his Merged Plan Benefit, and if a J & S Option under subparagraph (e)(i) of this Section is not applicable to him, his Beneficiary shall be paid the same Merged Plan Benefit as would have been payable for such Merged Plan Participant if he had continued to live until the equivalent of 72 monthly Merged Plan Benefit payments have been made to him and/or his Beneficiary.

                  (ii) In the case of a Merged Plan Participant described
             in clause (i) above for whom a J & S Option under subparagraph (e)(i) of this section is applicable, if he and his Joint Pensioner die before one or both of them have become entitled to receive 72 monthly payments with respect to his Merged Plan Benefit, such Merged Plan Participant's Beneficiary shall be paid the same monthly Merged Plan Benefit as would have been payable to the survivor of such

             Merged Plan Participant and his Joint Pensioner if such survivor had continued to live, until the equivalent of 72 monthly Merged Plan Benefit payments have been made to such Merged Plan Participant, his Joint Pensioner and/or his Beneficiary, except that, for this purpose, a Merged Plan Participant's Joint Pensioner shall not be considered to survive such Merged Plan Participant if he or she dies before a Merged Plan Benefit payment becomes payable for him or her under such Merged Plan Participant's J & S Option.

                  (iii) In the case of a Merged Plan Participant whose Merged Plan Benefit is payable under the Level Income Option specified in subparagraph (e)(ii) above, and who dies during the 72 month period certain specified herein, the same monthly payments shall be made to his Beneficiary for the balance of such 72 month period certain as would have been payable to the Merged Plan Participant if he had continued to live.

                  (iv) In the case of a Merged Plan Participant who was a
             Member (as defined in the Anchor Hocking Salaried Plan - Hourly Part for purposes of this Section 14.05) who continues in the employ of the Controlled Group Member after his Normal Retirement Date, who dies while still a Member, and for whom the J & S Option is applicable or who has a Surviving Spouse eligible for a Surviving Spouse Pension under paragraph (d) of this section, if the Merged Plan Participant's Joint Pensioner or Surviving Spouse, as the case may be, dies before becoming entitled to receive 72 monthly payments with respect to his Merged Plan Benefit, such Merged Plan Participant's Beneficiary shall be paid the same Merged Plan Benefit as would have been payable to his Joint Pensioner or Surviving Spouse if such Joint Pensioner or Surviving Spouse had continued to live until the equivalent of 72 monthly Merged Plan Benefit payments have been made to such Joint Pensioner or Surviving Spouse and/or his Beneficiary, except that, for this purpose, a Merged Plan Participant's Joint Pensioner or Surviving Spouse shall not be considered to survive such Merged Plan Participant if he or she dies before a Merged Plan Benefit payment becomes payable to him or her under such Merged Plan Participant's J & S Option or under paragraph (d) of this section.

                  (v) If a Merged Plan Participant who retires before his Normal Retirement Date dies after the month in which his retirement occurs, if paragraph (b) of this section is not applicable to him, if no Merged Plan Benefit is payable to his Beneficiary under subparagraphs (f)(i), (ii) or (iii), solely because the Merged Plan Participant's death occurred before his Merged Plan Benefit commenced, and if he does not have a Surviving Spouse who is eligible for a Merged Plan Benefit under paragraph (d) of this section, his Beneficiary shall be paid for 72 months (beginning with the month after the death of such Merged Plan Participant) the amount of the Merged Plan Benefit that would have been payable to such Merged Plan Participant, if he had not died and had duly elected to have his Merged Plan Benefit payable pursuant to paragraph (b)(i) of this Section beginning on the first day of the month after the month in which he in fact did die.

             14.06 SPECIAL PROVISIONS RELATING TO SANFORD SALARIED PLAN. The following shall apply with respect to Merged Plan
   Participants who participated in the Sanford Salaried Plan on or before the Plan Merger Date:

             (a) Benefit accruals under the Sanford Salaried Plan were permanently discontinued effective as of the Benefit Accrual Date. As of the Plan Merger Date, Active Members (as defined in the Sanford Salaried Plan for purposes of this Section 14.06) became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Plan Merger Date by Merged Plan Participants who were Active Members in the Sanford Salaried Plan on the Plan Merger Date and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Plan Merger Date and for periods of participation in the Sanford Salaried Plan prior to the Plan Merger Date and not for any other periods of employment with any Employer or any other entity, prior to the Plan Merger Date. For purposes of determining such Merged Plan Participants' Vesting Service, nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with any Employer or any other Affiliated Company (as defined in Article II of this Plan) from and after the Plan Merger Date, and (2) for periods of employment only with Sanford Corporation, and all Employers and Affiliated Companies, and not for periods of employment with any other entity that was not an Affiliated Company, prior to the Plan Merger Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Sanford Salaried Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Sanford Salaried Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant's employment with all Employers terminates before he attains age 65, and if at the time of such termination he has both attained age 55 and completed at least the aggregate of 20 (A) years of Vesting Service (as defined in the Sanford Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service, (as defined in Article II of this Plan) after the Plan Merger Date, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of any calendar month selected by the Merged Plan Participant on or after the later to occur of the Plan Merger Date and the date of his termination of employment with all Employers, but not later than his Normal Retirement Date (as defined in the Sanford Salaried Plan for purposes of this Section 14.06). The Merged Plan Benefit payable to such Merged Plan Participant shall be reduced pursuant to Table C (attached to the Sanford Salaried Plan on December 1, 1992).

                  (ii) If a Merged Plan Participant's employment with all
             Employers terminates, and he is not eligible under subparagraph (i) next above, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of the month following the Merged Plan Participant's Normal Retirement Date, unless he elects, pursuant to the following sentence, to have it begin within the ten year period prior to his Normal Retirement Date. If any such Merged Plan Participant who has completed at least the aggregate of 20 (A) years of Vesting Service (as defined in the Sanford Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, at the time of such termination, elects to have his Merged Plan Benefit begin earlier than his Normal Retirement Date, his Merged Plan Benefit shall be reduced pursuant to Table C attached to the Sanford Salaried Plan on December 1, 1992.

             (c) If a Merged Plan Participant dies before payment of his Merged Plan Benefit commences, and after completing at least the aggregate of five (A) years of Vesting Service (as defined in the Sanford Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit. The Merged Plan Benefit to which she is entitled shall be a monthly benefit for the life of the Surviving Spouse with payments equal to the payments that would have been payable to such Surviving Spouse under the Qualified Joint and Survivor Annuity option if --

                  (i) in the case of a Merged Plan Participant who dies after he attains age 55 (the "Qualified Earliest Retirement Age"), such Merged Plan Participant had retired on the day before his death with an immediate Qualified Joint and Survivor Annuity in effect, or

                  (ii) in the case of a Merged Plan Participant who dies
             on or before the date on which he would have attained his Qualified Earliest Retirement Age, such Merged Plan
             Participant had:

                       (A) terminated his employment with the Controlled Group on the date of his death;

                       (B)  survived to his Qualified Earliest Retirement
                  Age;

                       (C) retired at his Qualified Earliest Retirement Age with an immediate Qualified Joint and Survivor Annuity in effect, and

                       (D) died on the day after the day on which he would have attained his Qualified Earliest Retirement Age.

                  (ii) The Merged Plan Benefit provided for in this
             paragraph shall commence to be paid to the Surviving Spouse on the first day of the month after the Merged Plan Participant would have attained age 65 had he not died. However, if the Merged Plan Participant had completed at least the aggregate of 20 (A) years of Vesting Service (as defined in the Sanford Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in
             Article II of this Plan) after the Plan Merger Date, at the date of his death, and if his Surviving Spouse requests earlier commencement thereof, the Merged Plan Benefit shall commence to be paid to the Surviving Spouse on the first day of any earlier month after the later of (A) the first day of the month after the Merged Plan Participant's death or (B) the first day of the month in which the Merged Plan Participant would have attained his Qualified Earliest Retirement Age, but in any case only if the Surviving Spouse is living on such date and is otherwise eligible to receive such benefit. Payments shall continue during the Surviving Spouse's remaining lifetime, and shall cease with the payment for the month in which such Surviving Spouse dies.

                  (iii) In computing the amount of the Merged Plan Benefit under this paragraph (c), any reductions for early commencement shall be taken into account pursuant to Table C attached to the Sanford Salaried Plan on December 1, 1992.

             (d) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the

   Benefit Accrual Date. Any optional form of benefit or combination of optional forms of benefits set forth in this paragraph shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant.

                  (i) REGULAR J & S OPTIONS: A Merged Plan Participant may elect to receive his Merged Plan Benefit as a reduced pension payable to him during his lifetime on and after the date on which his Merged Plan Benefit is to commence, and after his death to have a pension payable during the surviving lifetime of and for a natural person (herein called "Joint Pensioner") designated by the Merged Plan Participant for such purpose at the same reduced rate payable to the Merged Plan Participant or (if elected by the Merged Plan Participant) at the rate of 50%, 66 % or 75% of the reduced pension payable to the Merged Plan Participant. Evidence satisfactory to the Pension Administrative Committee of the date of birth of the Merged Plan Participant and of his Joint Pensioner must be furnished within 90 days of the filing of such election with the Pension Administrative Committee. The amount of the reduced pension payable under such an option depends in part on (A) the age of the Merged Plan Participant and his Joint Pensioner and (B) the Merged Plan Participant's choice of the percentage of his reduced pension to be paid after his death to his Joint Pensioner, as set forth in Table E of
             Schedule 4 attached hereto. Pension payments for the Joint Pensioner shall begin with the first day of the month after the month in which the Merged Plan Participant dies, provided his death does not void the election of this option, and provided his Joint Pensioner is living on such day, and the last monthly payment for the Joint Pensioner shall be payable on the first day of the last month in which he or she is living. If the Joint Pensioner dies before the Merged Plan Participant's pension commences, the election shall be of no effect and the Merged Plan Participant shall be treated the same as though he had not elected an option pursuant to this subparagraph. If the Joint Pensioner dies on or after his Merged Plan Participant's pension commences and while the Merged Plan Participant is living, the option elected shall continue in force and the Merged Plan Participant's reduced pension shall not be increased thereby.

                  (ii) TEN OR FIFTEEN-YEARS CERTAIN.  A Merged Plan
             Participant may elect to receive his Merged Plan Benefit as a reduced pension (as set forth in Table H of Schedule 4 attached hereto) payable to him during his lifetime on and after the date on which his Merged Plan Benefit is to commence, and in the event of the Merged Plan Participant's death before the end of a ten or fifteen year period commencing with the date on which payments commenced, to have the same amount payable to his Beneficiary, designated by him in writing filed with the Pension Administrative Committee before his death, for the remainder of such period.

                  (iii) OTHER OPTIONS. A Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Sanford Salaried Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Sanford Salaried Plan.

             (e) A Merged Plan Participant who participated in the Sanford Salaried Plan on or before the Plan Merger Date, and who has not completed at least the aggregate of five (i) years of Vesting Service (as defined in the Sanford Salaried Plan) prior to the Plan Merger Date, and (ii) years of Vesting Service (as defined in
   Article II of this Plan) after the Plan Merger Date, on his Severance Date, shall not be entitled to a Merged Plan Benefit under the Sanford Salaried Plan and the provisions of this Section 14.06 shall not be applicable with respect to such Merged Plan Participant.


                                 ARTICLE XV

                             Special Provisions
                             ------------------

             15.01 SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES OF PACKAGING DIVISION OF ANCHOR HOCKING CORPORATION. For purposes of this Section, Transferred Employees shall mean all Employees who were actively employed (including Employees on authorized leave of absence, disability leave, military service or layoff with recall rights) by the Packaging Division of Anchor Hocking Corporation at its locations in Lancaster, Ohio, Weirton, West Virginia, Connellsville, Pennsylvania and Glassboro, New Jersey on December 31, 1992 ("Transfer Date"). Notwithstanding any other provisions of the Plan, the following provisions of this Section shall apply to Transferred
   Employees:

             (a) Accrued Benefits and Credited Service of Transferred Employees shall cease, and Transferred Employees shall be considered to have attained their Severance Dates, as of the Transfer Date.

             (b) Notwithstanding paragraph (a) above, a Transferred Employee who commenced employment with CarnaudMetalbox Holdings (USA), Inc., a Delaware corporation, any successor thereto or any affiliates thereof ("Subsequent Employer") on the Transfer Date, and whose employment with the Subsequent Employer terminates for any reason at any time after the Transfer Date, shall receive credit for actual service with the Subsequent Employer after the Transfer Date for purposes of determining Eligibility Years of Service, Vesting Service and attainment of an Early Retirement Date, under the Plan, but shall not receive credit for any period of service with the Successor Employer from and after the Transfer Date for purposes of determining Credited Service, his Normal Retirement Benefit or his Accrued Benefit under the Plan.

             (c) If a Transferred Employee elects payment of his Merged Plan Benefit (defined in Section 14.01(f)) in the form of a Level Income Option under Section 14.03(e)(ii) or Section 14.05(e)(ii), he must deliver to the Pension Administrative Committee, within 120 days after election of such Option, a written estimate of his social security benefit prepared by the Social Security Administration. The Pension Administrative Committee shall be entitled to conclusively rely upon such estimate in determining the amount of payments under the Level Income Option. If such estimate is not received within such time period, the election of the Level Income Option with respect to the Merged Plan Benefit shall not be valid.

             (d) If a Transferred Employee terminates employment with a Subsequent Employer after the Transfer Date, but prior to qualifying for a Vested Benefit under Section 4.04, payment of a Vested Benefit prior to a Normal Retirement Date under Sections 4.04 and 4.05(a), or payment of a benefit at an Early Retirement Date under Section 4.03, and if he is later reemployed by the Subsequent Employer, the Transferred Employee shall receive credit for actual service with the Subsequent Employer rendered before and after such reemployment for purposes of determining Eligibility Years of Service, Vesting Service and the attainment of an Early Retirement Date under the Plan, and satisfaction of the requirements for such benefit, only to the extent provided by the provisions set forth in the definition of Vesting Service in Article II of the Plan, but shall not receive credit for service after such reemployment for purposes of determining Credited Service, his Normal Retirement Benefit or his Accrued Benefit under the Plan. The age of the Transferred Employee for purposes of determining his eligibility for payment of a benefit under the Plan shall be his age at the time he initially terminates employment with the Subsequent Employer, or at the time he later terminates employment with the Subsequent Employer after an initial termination and reemployment, as the case may be.

             15.02 SPECIAL PROVISIONS RELATING TO SALARIED EMPLOYEES AT COUNSELOR COMPANY. Notwithstanding any provision of the Plan to the contrary, each Participant who was a salaried employee of Counselor Company in Rockford, Illinois on October 27, 1993 is entitled to receive a monthly benefit equal to his entire Accrued Benefit as of his Severance Date, determined pursuant to the provisions of Section
   4.04 and other applicable provisions of the Plan without regard to the number of years of Vesting Service completed by such Participant on such date.

             15.03  SPECIAL PROVISIONS RELATING TO STERLING SALARIED
   EMPLOYEES.

             (a) Notwithstanding any provision of the Plan to the contrary, each Participant who was a salaried employee of Sterling, Inc. in Mountainside, New Jersey, with spousal consent given pursuant to the provisions of Section 5.01 if applicable, waived payment of his Accrued Benefit in the form of an annuity, and received a lump sum distribution equal to the Actuarial Equivalent of his Accrued Benefit during the month of December, 1993.

             15.04 SPECIAL PROVISIONS RELATING TO EMPLOYEES TRANSFERRING FROM AFFILIATED COMPANIES. If an Employee transfers from employment with an Affiliated Company that is not a Participating Employer to employment with a Participating Employer, and subsequently becomes a Participant, such Employee shall receive credit for Vesting Service earned while employed by the Affiliated Company that is not a Participating Employer. Such Employee shall not receive credit for any Credited Service as a result of his employment with the Affiliated Company that is not a Participating Employer.



                                 ARTICLE XVI

              Provisions Relating to Additional Merger of Plans
              -------------------------------------------------

             16.01 DEFINITIONS. For purposes of this Article, the following words and phrases shall have the meanings set forth below:

             (a) "Actuarial Equivalent" or "Actuarial Equivalence" shall mean with respect to each Merged Plan the equality in value of aggregate amounts expected to be received under different forms of payment, or to be received at different dates, determined on the basis of the assumptions and methods set forth in the attached schedule applicable to each Merged Plan as of the applicable Plan Merger Date, or, if applicable, Article XVII.

             (b) "Benefit Accrual Date" shall mean January 1, 1995 with respect to the Goody Salaried Plan and the Stuart Hall Retirement Plan, January 1, 1996 with respect to the Faber-Castell Salaried Plan, and April 1, 1996 with respect to the Berol Plan.

             (c) "Berol Plan" shall mean the Empire Berol Corporation Revised Basic Pension Plan.

             (d) "Faber-Castell Salaried Plan" shall mean the Faber-Castell Retirement Plan for Salaried Employees.

             (e) "Goody Salaried Plan" shall mean the Goody Products, Inc. Pension Plan for Salaried Employees.

             (f) "Merged Plan" shall mean each of the Goody Salaried Plan, the Stuart Hall Retirement Plan, the Faber-Castell Salaried Plan, and the Berol Plan as in existence on the applicable Plan Merger Date.

             (g) "Merged Plan Benefit" shall mean the vested portion of the Total Benefit earned by a Merged Plan Participant under a Merged Plan as of the applicable Plan Merger Date that has not been fully distributed to, or used to purchase an annuity distributed to, the Merged Plan Participant.

             (h) "Merged Plan Participant" shall mean any person who has earned a vested accrued benefit under a Merged Plan as of the applicable Plan Merger Date, if such benefit has not been fully distributed to, or an annuity has not been purchased for and distributed to, the Merged Plan Participant with respect to such vested accrued benefit as of the applicable Plan Merger Date.

             (i) "Plan Merger Date" shall mean January 1, 1995 with respect to each of the Goody Salaried Plan and the Stuart Hall Retirement Plan, December 31, 1995 with respect to the Faber-Castell Salaried Plan, and April 1, 1996 with respect to the Berol Plan.

             (j) "Stuart Hall Retirement Plan" shall mean the Stuart Hall Company, Inc. Non-Bargaining Unit Employees' Retirement Plan.

             (k) "Total Benefit" shall mean the sum of a Participant's Accrued Benefit as defined in Article II of this Plan earned from and after the applicable Benefit Accrual Date, if any, and his Merged Plan Benefit.

             16.02 GENERAL. (a) Effective as of the applicable Plan Merger Date, the assets held in trust under each of the Merged Plans were merged with and into the assets held in trust under this Plan.
   In connection with these mergers, this Plan assumed all liabilities to Merged Plan Participants for Merged Plan Benefits. This Article sets forth special rules applicable to Merged Plan Participants under this Plan and will supplement the other provisions of this Plan with respect to such Merged Plan Participants in connection with their Merged Plan Benefits. The provisions of this Article shall be applied to their Merged Plan Benefits notwithstanding, and in lieu of, any other provision contained elsewhere in this Plan.

             (b) The merged assets of the Merged Plans shall be used to provide benefits with respect to all Participants under this Plan, including Merged Plan Participants.

             (c) The Total Benefit, on a termination basis (within the meaning of Treasury Regulation Section 1.414(1)), to which any Merged

   Plan Participant is entitled under this Plan shall, immediately after the applicable Plan Merger Date, be equal to or greater than the benefit to which such Merged Plan Participant was entitled, on a termination basis, under the applicable Merged Plan immediately prior to the applicable Plan Merger Date. This paragraph (c) shall not be construed to increase or decrease the nonforfeitable benefit accrued for any Merged Plan Participant under the applicable Merged Plan, or under this Plan, as of the applicable Plan Merger Date. This
   Article XVI shall be administered consistent with the requirements of Sections 411 and 414(1) of the Code and the Treasury Regulations promulgated thereunder.

             (d) A Merged Plan Participant who becomes a Participant under this Plan shall be deemed to have satisfied the requirements for a pension under Section 4.04 hereof for purposes of eligibility for a Qualified Pre-retirement Survivor Annuity under Section 4.07(a) hereof if he has a nonforfeitable interest in a Total Benefit. The Qualified Pre-retirement Survivor Annuity payable under Section 4.07(a) with respect to a Merged Plan Participant shall be based on his Total Benefit, except to the extent that any portion of such Benefit is otherwise distributable pursuant to this Article, or otherwise, and shall be subject to offset as provided in Section 4.07(a).

             (e) Notwithstanding any provision to the contrary contained herein or in any of the Merged Plans, this Plan is intended to conform to the requirements of (i) the Code as amended by the Tax Reform Act of 1986, the Revenue Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Revenue Reconciliation Act of 1990 and the Revenue Reconciliation Act of 1993; (ii) ERISA as amended by the Retirement Equity Act of 1984; and (iii) all other statutes and all governmental rulings and regulations applicable to this Plan as of December 31, 1995. Each such Act, statute, ruling or regulation shall apply to each of the Merged Plans as of the effective date applicable with respect to each such Merged Plan.

             (f) All distribution elections made by a Merged Plan Participant, or his Surviving Spouse or Beneficiary, if applicable, shall be made by written instrument delivered by the Merged Plan Participant, Surviving Spouse or Beneficiary to the Pension Administrative Committee at least thirty days before such election is to take effect.

             (g) For purposes of the cash out provisions of Section 4.15 of the Plan, the Actuarial Equivalent of a Merged Plan Benefit will be based upon Section 16.01(a).

             16.03 SPECIAL PROVISIONS RELATING TO GOODY SALARIED PLAN. The following shall apply with respect to Merged Plan Participants who participated in the Goody Salaried Plan on or before the Plan Merger
   Date:

             (a) Benefit Accruals under the Goody Salaried Plan were permanently discontinued effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Covered Employees (as defined in the Goody Salaried Plan for purposes of this Section 16.03) became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date of Merged Plan Participants who were Covered Employees under the Goody Salaried Plan on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' Vesting Service, nonforfeitable interests in their Merged Plan Benefits and Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in Article II of this Plan) from and after the Benefit Accrual Date and (2) for periods of employment only with Goody Products, Inc. and its affiliates, and not with any other entity that was not an Affiliated Company of Goody Products, Inc., prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Goody Salaried Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Goody Salaried Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i)  Except as otherwise provided in this
             Section 16.03, all Merged Plan Benefits shall commence on the Normal Retirement Date (as defined in the Goody Salaried Plan for purposes of this Section 16.03), Actual Retirement Date (as defined in the Goody Salaried Plan for purposes of this Section 16.03), death or elected Benefit Commencement Date (as defined in the Goody Salaried Plan for purposes of this Section 16.03), as the case may be, and continuing until the last monthly payment prior to the death of the payee. A Merged Plan Participant's right to his Merged Plan Benefit shall become nonforfeitable upon his attainment of his Normal Retirement Date.

                  (ii) A Merged Plan Participant may elect to Retire on
             the first day of any month coincident with or next following his attainment of age 55, provided he has then completed at least the aggregate of five (A) years of Credited Service

             (as defined in the Goody Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in
             Article II of this Plan) after the Plan Merger Date. A Merged Plan Participant who Retires early shall, upon filing of any applications prescribed by the Pension Administrative Committee therefor, be entitled to receive his Merged Plan Benefit determined in accordance with the provisions of subparagraph (iii) next below.

                  (iii) Each Merged Plan Participant who Retires early in accordance with subparagraph (ii) next above may elect to have his Merged Plan Benefit commence either (1) on his Early Retirement Date (as defined in the Goody Salaried Plan for purposes of this Section 16.03) or (2) on the first day of any month between his Early Retirement Date and his Normal Retirement Date. The annual amount of the Merged Plan Benefit payable to a Merged Plan Participant who Retires early shall be the Actuarial Equivalent of a Straight Life Annuity determined as follows:

                       (A) If the Merged Plan Participant elects to defer the commencement of his Merged Plan Benefit until his Normal Retirement Date, the amount thereof shall be equal to his Merged Plan Benefit.

                       (B) If the Merged Plan Participant elects to receive his Merged Plan Benefit prior to his Normal Retirement Date, the amount thereof shall be the amount of his Merged Plan Benefit, reduced by 1/2% for each month by which his elected Benefit Commencement Date precedes his Normal Retirement Date.

             (c) A Merged Plan Participant who terminates employment with all Employers after he has completed an aggregate of at least five (A) years of Vesting Service (as defined in the Goody Salaried
   Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in this Plan) after the Plan Merger Date, shall receive his Merged Plan Benefit as the Actuarial Equivalent of a Straight Life Annuity determined as follows:

                  (i) If the Merged Plan Participant did not have at least the aggregate of five (A) years of Credited Service (as defined in the Goody Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in
             Article II of this Plan) after the Plan Merger Date, payment of his Merged Plan Benefit shall commence upon his Normal Retirement Date, or

                  (ii) If the Merged Plan Participant had at least the
             aggregate of five (A) years of Credited Service (as defined in the Goody Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, payment of his Merged Plan Benefit shall commence on the first day of the month coinciding with or next following his 55th birthday, or the first day of any month thereafter that he shall select between such date and his Normal Retirement Date, in an amount that is reduced by 1/2% for each month by which his elected Benefit Commencement Date precedes his Normal Retirement Date.

             (d) A Merged Plan Participant who terminates employment with all Employers before he has completed an aggregate of at least five (A) years of Vesting Service (as defined in the Goody Salaried
   Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in this Plan) after the Plan Merger Date, shall not be entitled to receive payment of his Merged Plan Benefit.

             (e) If a Merged Plan Participant shall be deemed eligible for Disability Retirement under the terms and conditions of, and as defined under, Sections 5.04 a. and b. of the Goody Salaried Plan, and the Merged Plan Participant had at least the aggregate of five
   (A) years of Credited Service (as defined in the Goody Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) If the Merged Plan Participant became disabled and commenced receiving a disability benefit under the Goody Products, Inc. LTD Plan (the "LTD Plan") prior to the Plan Merger Date, his Merged Plan Benefit shall be payable on the Merged Plan Participant's Normal Retirement Date. Notwithstanding the immediately preceding sentence, if the Merged Plan Participant ceases receiving LTD Plan benefits prior to his Normal Retirement Date, he may elect to have his Merged Plan Benefit commence on the first day of any month between his Early Retirement Date and his Normal Retirement Date. Such Merged Plan Benefit shall be reduced as provided in subsection 16.03(b)(iii)(B).

                  (ii) If the Merged Plan Participant did not receive a
             disability benefit under the LTD Plan as set forth in subparagraph (i) next above, and the Social Security Administration (the "SSA") determined that he was disabled and fixed his disability commencement date, his Merged Plan Benefit shall be payable on his Normal Retirement Date. Notwithstanding the immediately preceding sentence, such Merged Plan Participant may elect to have his Merged Plan Benefit commence on the first day of any month between his Early Retirement Date and his Normal Retirement Date. Such

             Merged Plan Benefit shall be reduced as provided in subsection 16.03(b)(iii)(B).

                  (iii) Within thirty (30) days after the request of the Pension Administrative Committee, which shall be no more frequently than once each year and not after his Normal Retirement Date, the disabled Merged Plan Participant shall submit to the Pension Administrative Committee satisfactory medical evidence of his continued disability.

                  (iv) Notwithstanding subparagraphs (i) and (ii) of this
             paragraph (e), if, prior to the Merged Plan Participant's Normal Retirement Date, the SSA or the LTD Carrier, whichever is applicable (or both, if applicable), revokes a prior determination of disability or declares that he is no longer disabled, he shall be deemed to have recovered on the last day of the month in which such revocation or declaration is effective, or if the Merged Plan Participant fails to comply with a request of the Pension Administrative Committee made pursuant to subparagraph (iii) next above, and does not submit satisfactory medical evidence of his continued disability, he shall be deemed to have recovered as of the last day of the month following that in which such request was made. The applicable day as of which he is so deemed to have recovered is herein referred to as his Date of Recovery. As of his Date of Recovery his disability retirement payments, if any, shall cease, and except as otherwise provided below in this Section 16.03, there shall be no further accrual of Credited Service beyond such date.

                       (A) If such recovered Merged Plan Participant is returned to service as a Participant within 30 days after his Date of Recovery, he shall at that time be reinstated as a Merged Plan Participant under the Goody Salaried Plan.

                       (B) If such recovered Merged Plan Participant is not returned to service as a Participant within 30 days after his Date of Recovery, he shall, at such time, be entitled to receive his Merged Plan Benefit as an early retirement pension pursuant to subparagraph (b)(iii) of this Section 16.03 or as a deferred pension pursuant to paragraph (c) of this Section 16.03, if he satisfies the conditions for such benefits.

                  (v) If the Merged Plan Participant should die while deemed disabled under this subsection 16.03(e), his Spouse (as defined in subsection 16.03(f)(iii)), if any, shall be entitled to receive his Merged Plan Benefit as an immediate or deferred survivor pension benefit pursuant to subsection 16.03(f) below, provided the eligibility conditions of that Section are met at that time. If the Merged Plan Participant is receiving his Merged Plan Benefit under the provisions of subsections 16.03(b)(i), 16.03(b)(ii) or 16.03(c) at the time of his death, survivor benefits are payable if the Merged Plan Participant so elected.

             (f) If a Merged Plan Participant dies before payment of his Merged Plan Benefit commences, and after completion of the aggregate of five (A) years of Vesting Service (as defined in the Goody Salaried
   Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in this Plan) after the Plan Merger Date, his Spouse (as defined in subparagraph (iii) of this paragraph (f)) shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) The annual amount of the Merged Plan Benefit payable as a Straight Life Annuity to a Spouse of a deceased Merged Plan Participant who has both attained age 55 and completed at least the aggregate of 10 (A) years of Vesting Service (as defined in the Goody Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, provided such death occurred while actively employed by the Employer (or while in receipt of a benefit under the LTD Plan), shall be 50% of the Merged Plan Benefit and shall commence on the first day of the month following such death.

                  (ii) The Merged Plan Benefit payable to the Spouse of a
             deceased Merged Plan Participant not described in subparagraph (i) next above who has completed at least the aggregate of five (A) years of Vesting Service (as defined in the Goody Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, and who dies while actively employed by the Employer, or of a deceased former Merged Plan Participant who dies before commencement of payment of his Merged Plan Benefit, shall commence on the first day of the month following the later of the date of death of the Merged Plan Participant or former Merged Plan Participant or the date he would have attained age 55; provided the Spouse may elect any later benefit commencement date not beyond the date the deceased Merged Plan Participant would have attained his Normal Retirement Date. The annual amount of Merged Plan Benefit payable as a Straight Life Annuity pursuant to this subparagraph (ii) shall be reduced in accordance with subsection 16.03(b)(iii) if the Benefit Commencement Date is before the deceased Merged Plan Participant would have attained age 65, and further reduced on the presumption that he had elected a Qualified Joint and Survivor Annuity.

                  (iii) For purposes of paragraph (e) above, this paragraph (f) and paragraph (g) below, Spouse means, in the case of a Merged Plan Participant who dies while employed by the Employer, the surviving husband or wife of such deceased Merged Plan Participant who at the date of death of the Merged Plan Participant had been legally married to such Merged Plan Participant. In the case of a terminated Merged Plan Participant who subsequently dies, Spouse shall mean the surviving husband or wife of such terminated, deceased Merged Plan Participant who at the Merged Plan Participant's benefit commencement date had been legally married to such terminated, deceased Merged Plan Participant.

             (g) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph (g) with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit or combination of optional forms of benefits set forth in this paragraph (g) shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant.

                  (i) A LIFE ANNUITY: A benefit payable monthly, from the date on which a Merged Plan Benefit first became payable to a Merged Plan Participant, continuing for the lifetime of the Merged Plan Participant.

                  (ii) JOINT AND SURVIVOR OPTION:  A reduced monthly
             benefit payable for life to the Merged Plan Participant, with 100% or 50% of such reduced benefit, as he shall have specified when electing this option, continuing after the Merged Plan Participant's death for the remaining lifetime of his Beneficiary;

                  (iii) ANNUITY CERTAIN OPTION: A retirement benefit payable, in equal monthly installments, from the applicable Benefit Commencement Date for the life of the Merged Plan Participant and, in the event that he shall fail to live for five full years or 10 full years from said date, as he shall have specified when electing this option, a benefit payable to his Beneficiary, in equal monthly installments in the amount of such installments paid to the Merged Plan Participant, from the first day of the month following the month in which such Merged Plan Participant shall die, for the balance of the guaranteed payment period; provided, however, that if such Beneficiary shall not be alive at the death of the Merged Plan Participant or shall fail to live for the remainder of the guaranteed payment period, the Actuarial Equivalent of the payment for the remainder of such period shall be paid in a cash lump-sum to the estate of the Merged Plan Participant or the estate of the Beneficiary, as the case may be.

                  (iv) The election of any optional form of benefit shall
             become effective upon the earlier of the Merged Plan Participant's Normal Retirement Date or Actual Retirement Date. A Merged Plan Participant may revoke or change such election at any time prior to commencement of his Merged Plan Benefit, except that an election of any form of Merged Plan Benefit other than either the Life Annuity option (i) above or, with respect to a Retired Covered Employee (as defined in the Goody Salaried Plan for purposes of this
             Section 16.03), who has a Spouse, the Qualified Joint and Survivor Annuity, must be made at least 30 days prior to his Actual Retirement Date, unless the Merged Plan Participant furnishes evidence of good health that is satisfactory to the Pension Administrative Committee, and during this period such revocation or change will be subject to the consent of the Pension Administrative Committee. Death of a Merged Plan Participant's Beneficiary prior to his Actual Retirement Date shall automatically revoke the election of a Joint and Survivor Option.

             16.04  SPECIAL PROVISIONS RELATING TO STUART HALL RETIREMENT
   PLAN.

             The following shall apply with respect to Merged Plan Participants who participated in the Stuart Hall Retirement Plan on or before the Plan Merger Date:

             (a) Benefit Accruals under the Stuart Hall Retirement Plan were permanently discontinued effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Active Participants (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04) became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date of Merged Plan Participants who were Active Participants under the Stuart Hall Retirement Plan on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' Vesting Service, nonforfeitable interest in their Merged Plan Benefits and Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in Article II of this Plan) from and after the Benefit Accrual Date and (2) for periods of employment only with Stuart Hall Company, Inc. and its affiliates, and not with any other entity that was not an Affiliated Company of Stuart Hall Company, Inc., prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Stuart Hall Retirement Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Stuart Hall Retirement Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) Unless otherwise elected, payment of a Merged Plan Benefit shall begin on the Merged Plan Participant's Normal Retirement Date (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04) if he ceased to be an Employee on such date. Even if the Merged Plan Participant is an Employee on his Normal Retirement Date, he may elect to have his Merged Plan Benefit commence on his Normal Retirement Date. A Merged Plan Participant's right to his Merged Plan Benefit shall become nonforfeitable upon his attainment of his Normal Retirement Age (as defined in the Stuart Hall Retirement Plan for purposes of this
             Section 16.04).

                  (ii) If a Merged Plan Participant elects to receive his
             Merged Plan Benefit on an Early Retirement Date (as defined below), he shall receive his Merged Plan Benefit on such specified Date, multiplied by the factor shown below corresponding to the number of years his Early Retirement Date precedes his Normal Retirement Date.

                         NUMBER OF YEARS
                        EARLY RETIREMENT
                      DATE PRECEDES NORMAL
                         RETIREMENT DATE      FACTOR
                         ---------------      ______
                                1              .9333
                                2              .8667
                                3              .8000

             The above factors shall be prorated for a partial year (counting a partial month as a complete month).

                  For purposes of this Section 16.04, "Early Retirement
             Date" means the first day of any month before a Merged Plan Participant's Normal Retirement Date that the Merged Plan Participant selects for the start of his Merged Plan Benefit. This day shall be on or after the date on which he ceases to be an Employee and the date he meets the following requirements:

                       (A)  He has attained age 62.

                       (B)  He has completed at least the aggregate of 15
                            (i) years of Vesting Service as defined in the Stuart Hall Retirement Plan) prior to the Plan Merger Date, and (ii) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date.

             (c) The following provisions shall apply if a Merged Plan Participant elects to commence receipt of his Merged Plan Benefit after his Normal Retirement Date.

                  (i)  Notwithstanding any provision of this Section
             16.04 to the contrary, a Merged Plan Participant may elect to commence receipt of his Merged Plan Benefit on a Late Retirement Date (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04). If a Merged Plan Participant receives his Merged Plan Benefit on a Late Retirement Date, his Merged Plan Benefit shall be equal to his Merged Plan Benefit, multiplied by the factor shown below corresponding to the number of years his Late Retirement Date follows his Normal Retirement Date.

                         NUMBER OF YEARS
                      LATE RETIREMENT DATE
                         FOLLOWS NORMAL
                         RETIREMENT DATE      FACTOR
                         ---------------      ______
                                1             1.0600
                                2             1.1200
                                3             1.1900
                                4             1.2600
                                5             1.3400
                                6             1.4200
                                7             1.5000
                                8             1.5900
                                9             1.6900
                               10             1.7900

                  The above factors shall be prorated for a partial year
             (counting a partial month as a complete month). Factors for numbers of years beyond ten shall be determined using a consistently applied reasonable actuarial equivalent method.

                  (ii) Notwithstanding any provision of this Section
             16.04 to the contrary, a Merged Plan Participant may elect to have payment of his Merged Plan Benefit begin on his Late Retirement Date, subject to the provisions of subsection 4.05(c) of the Plan.

             (d) A Merged Plan Participant who becomes an Inactive Participant (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04) before he Retires or dies shall be entitled to receive his Merged Plan Benefit as follows and at his election:

                  (i) A monthly Merged Plan Benefit in the Normal Form (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04) to begin on his Normal Retirement Date. Such monthly Merged Plan Benefit will be equal to the product of (A) and (B):

                       (A) The Merged Plan Participant's Merged Plan Benefit on the day before he became an Inactive Participant.

                       (B)  The Merged Plan Participant's Vesting
                            Percentage (as defined below) on the date he ceases to be an Employee.

                  (ii) A monthly Merged Plan Benefit in the Normal Form
             to begin on his Early Retirement Date (as defined in subsection 16.04(b)(ii)). Such monthly Merged Plan Benefit shall be equal to the amount determined under subparagraph (i)(A) next above multiplied by the applicable early retirement factor as specified in paragraph (b) of this Section 16.04.

                  (iii) A monthly Merged Plan Benefit in the Normal Form to begin on his Late Retirement Date. Such monthly Merged Plan Benefit shall be an amount equal to the amount determined under subparagraph (i)(A) above multiplied by the applicable late retirement factor in paragraph (c) of this
             Section 16.04.

                  (iv) For purposes of this Section 16.04, "Vesting
             Percentage" means the percentage used to determine that portion of a Merged Plan Participant's Merged Plan Benefit that is nonforfeitable (cannot be lost since it is vested).

                       A Merged Plan Participant's Vesting Percentage is
             shown in the following schedule opposite the number of aggregate whole years of his Vesting Service (as defined in the Stuart Hall Retirement Plan and Article II of this
             Plan).

                       VESTING SERVICE         VESTING
                   (aggregate whole years)   PERCENTAGE
                   -----------------------   ----------
                         Less than 3              0
                              3                  20
                              4                  40
                              5                  60
                              6                  80
                          7 or more              100

             The Vesting Percentage for a Merged Plan Participant who is an Employee on or after the earlier of (A) the date he reaches his Normal Retirement Age (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04), or
             (B) the date he meets the requirement(s) for an Early Retirement Date (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04), shall be 100% vested on such date.

             (e) If a Merged Plan Participant dies before payment of his Merged Plan Benefit commences, his spouse, Beneficiary (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04), or Contingent Annuitant (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04) shall be entitled to commence receipt (in accordance with the terms of this Plan) of the product of his Merged Plan Benefit and his Vesting Percentage as of the date of death as follows:

                  (i)  Qualified Preretirement Survivor Annuity:

             A Qualified Preretirement Survivor Annuity shall be payable if the Merged Plan Participant is survived by a spouse to whom he was continuously married throughout the one-year period ending on the date he dies.

             If the requirement above is met on the date the Merged Plan Participant dies, the Merged Plan Benefit shall be payable to the spouse as a Qualified Preretirement Survivor Annuity (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04). The spouse may elect to start payment of the Merged Plan Benefit on the first day of the month on or after the earliest date the Merged Plan Benefit could have been paid to the Merged Plan Participant if he had ceased to be an Employee on the date of his death and survived to Retire. Payment of the Merged Plan Benefit must start by the date the Merged Plan Participant would have been age 70-1/2. The Qualified Preretirement Survivor Annuity shall be reduced in accordance with subsection 16.04(b)(ii) if payments commence before the deceased Merged Plan Participant would have attained age 65. If the spouse dies before the Qualified Preretirement Survivor Annuity starts, no Merged Plan death benefit is payable.

                  (ii) If a Merged Plan Participant dies on or after his
             Normal Retirement Date (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04) and before his Annuity Starting Date (as defined in the Stuart Hall Retirement Plan for purposes of this Section 16.04), and such Merged Plan Participant is survived by a spouse to whom he was continuously married through the one-year period ending on the date of his death, the Merged Plan Benefit shall be payable in the same manner as provided under subparagraph (i) next above, unless the Merged Plan Participant has waived the Qualified Preretirement Survivor Annuity, according to the Election Procedures Section of
             Article VI of the Stuart Hall Retirement Plan, by electing the preservation of retirement options death benefit described in subparagraph (iii) next below.

                  (iii) If a Merged Plan Participant dies on or after his Normal Retirement Date and before his Annuity Starting Date and such Merged Plan Participant is not survived by a spouse to whom he was continuously married throughout the one-year period ending on the date of his death, the provisions of subparagraph (i) of this paragraph (e) shall not apply. Instead, the Merged Plan Benefit shall be payable pursuant to the preservation of retirement options death benefit. This death benefit is the death benefit that would have been payable to the Merged Plan Participant's Beneficiary or Contingent Annuitant if the Merged Plan Participant's Retirement Date had occurred on the date he died. The optional form of distribution elected according to the provisions of the Election Procedures Section of
             Article VI of the Stuart Hall Retirement Plan before the Participant's death is the form in effect for determining the death benefit. For purposes of this death benefit only, an election of an optional form of distribution shall be a qualified election even if it is not made within 90 days of the date payments would have begun if it meets all of the other requirements for a qualified election. The automatic form of distribution under the Automatic Forms of Distribution Section of Article VI of the Stuart Hall Retirement Plan shall be in effect if an election has not been made or an election is revoked without a subsequent election according to the provisions of the Election Procedures Section of Article VI of the Stuart Hall Retirement Plan. Any death benefit payable shall be subject to the distribution limitations of the Optional Forms of Distribution and Distribution Requirements Section of
             Article VI of the Stuart Hall Retirement Plan.

                  (iv) Any death benefit after the Annuity Starting Date
             will be determined by the form of Merged Plan Benefit in effect on a Merged Plan Participant's Annuity Starting Date.

             (f) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph (f) with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit or combination of optional forms of benefits set forth in this paragraph (f) shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant. The optional forms of Merged Plan Benefit shall be the following: a straight life annuity, single life annuities with certain periods of five, ten or fifteen years, and survivorship life annuities with survivorship percentages of 50, 66 or 100.

             16.05 SPECIAL PROVISIONS RELATING TO FABER-CASTELL SALARIED PLAN. The following shall apply with respect to Merged Plan Participants who participated in the Faber-Castell Salaried Plan on or before the Plan Merger Date:

             (a) Benefit Accruals under the Faber-Castell Salaried Plan were permanently discontinued effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Salaried Employees (as defined in the Faber-Castell Salaried Plan for purposes of this Section 16.05) became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date of Merged Plan Participants who were Salaried Employees under the Faber-Castell Salaried Plan on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' Vesting Service, nonforfeitable interest in their Merged Plan Benefits and Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in Article II of this Plan) from and after the Benefit Accrual Date and (2) for periods of employment only with Faber-Castell Corporation and its affiliates, and not with any other entity that was not an Affiliated Company of Faber-Castell Corporation, prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Faber-

   Castell Salaried Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Faber-Castell Salaried Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant Retires on his Normal Retirement Date (as defined in the Faber-Castell Salaried Plan for purposes of this Section 16.05), his Merged Plan Benefit shall commence on his Normal Retirement Date. A Merged Plan Participant's right to his Merged Plan Benefit shall become nonforfeitable upon his attainment of his Normal Retirement Date.

                  (ii) Any Merged Plan Participant may, upon filing a
             written application with the Pension Administrative Committee, be Retired at an earlier date than his Normal Retirement Date provided he has both attained age 55 and completed at least the aggregate of 10 (A) years as an Employee (as defined in the Faber-Castell Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date.

                  (iii) Any Merged Plan Participant who has completed at least the aggregate of 10 (A) years as an Employee (as defined in the Faber-Castell Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, and who shall be totally and permanently disabled so that he is eligible for and is receiving Social Security disability benefits, shall be entitled to payment of his Merged Plan Benefit pursuant to subparagraph (iv) next below.

                  (iv) A Merged Plan Participant who Retires before his
             Normal Retirement Date pursuant to either subparagraph (ii) or (iii) of this paragraph (b) shall receive payment of his Merged Plan Benefit in the Full Annuity Form (as defined in paragraph (e) of this Section 16.05) commencing on his Normal Retirement Date. In lieu thereof, any such Merged Plan Participant, at any time between ages 55 and 65 may elect to receive his Merged Plan Benefit reduced by 0.7% times the number of monthly payments up to 24 to be paid prior to his 64th birthday, by 0.4% times the number of monthly payments up to 24 to be paid prior to his 62nd birthday and by 0.35% times the number of monthly payments to be paid prior to his 60th birthday, and which shall commence on the first day of any month (to be selected by him) between such election and the Normal Retirement Date.

             (c) If a Merged Plan Participant ceases his Service (as defined in the Faber Castell Salaried Plan for purposes of this
   Section 16.05) other than because of death, but before being eligible to receive his Merged Plan Benefit as provided in paragraph (b) next above, he shall be entitled to payment of his Merged Plan Benefit as follows:

                  (i) If a Merged Plan Participant ceases his Service (as defined in the Faber-Castell Salaried Plan for purposes of this Section 16.05) other than because of death after he has a Vested Right (as defined below), but before being eligible to receive his Merged Plan Benefit as provided in paragraph (b) next above, he shall be entitled to payment of his Merged Plan Benefit in the Full Annuity Form to commence on his Normal Retirement Date. Notwithstanding the immediately preceding sentence, such Merged Plan Participant may elect to receive reduced Merged Plan Benefit payments to commence on the first day of any month between his 55th birthday and his Normal Retirement Date. Such Merged Plan Benefit shall be reduced for early commencement by 0.7% times the number of monthly payments up to 36 to be paid prior to his 65th birthday, by 0.5% times the number of monthly payments up to 36 to be paid prior to his 62nd birthday and by 0.3% times the number of monthly payments to be paid prior to his 59th birthday.

                  (ii) Notwithstanding anything in this Section 16.05 to
             the contrary, if a Merged Plan Participant ceases his Service before he has a Vested Right (as defined below), and does not again become an Employee, he shall not be entitled to receive payment of his Merged Plan Benefit.

                  (iii) For purposes of this Section 16.05, "Vested Right" means the nonforfeitable right to a Merged Plan Benefit acquired by a Merged Plan Participant either upon attaining age 65 while in employment of an Employer or having the aggregate of at least five (A) years of Service (as defined in the Faber-Castell Salaried Plan), excluding service with Reliance Pen and Pencil Company prior to September 1, 1985, and (B) years of Vesting Service as defined in this Plan.

             (d) If a Merged Plan Participant dies before payment of his Merged Plan Benefit commences and such Merged Plan Participant has a Vested Right (as defined in subsection 16.05(c)(iii)) in his Merged Plan Benefit at his death, his Spouse (as defined in subparagraph (iv) of this paragraph) shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) If a Merged Plan Participant who is not receiving Merged Plan Benefit payments shall die before he has attained age 55, and regardless of whether or not he is an Employee, a survivor's death benefit shall be paid to his Spouse, if living, for her lifetime. The survivor's death benefit will commence on the first day of the month following the Merged Plan Participant's 55th birthday equal to one-half of the portion of the Merged Plan Benefit to which the Merged Plan Participant would have been entitled at the earlier of his date of death or separation of service if he had:

                       (A) separated from service on his date of death (if he had not already done so),

                       (B)  survived until age 55, and

                       (C)  elected to have his Merged Plan Benefit
                            commence at that time under Option 2, as described in paragraph (e) of this
                            Section 16.05, with his Spouse designated as the Contingent Annuitant (as defined in the Faber-Castell Salaried Plan for purposes of this Section 16.05).

                  (ii) If a Merged Plan Participant dies before his
             Merged Plan Benefit commences and after his Normal Retirement Date, or having both attained age 55 and completed at least the aggregate of five (A) years as an Employee (as defined in the Faber-Castell Salaried Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date, his Spouse, or his Beneficiary (as defined in the Faber-Castell Salaried Plan for purposes of this
             Section 16.05) if there is no Spouse, shall receive his Merged Plan Benefit. Payment of his Merged Plan Benefit will commence on the first day of the month coinciding with or next following the date of death of the Merged Plan Participant and continue for 120 months, equal to the Merged Plan Benefit the Merged Plan Participant would have received if he had Retired on his date of death and elected to have his Merged Plan Benefit commence immediately under the Full Annuity Form. If the payee is the Spouse, the Spouse may elect to convert such Merged Plan Benefit payable hereunder to a benefit of equivalent value that shall be paid for the life of the Spouse, and such converted Merged Plan Benefit (or the Actuarial Equivalent value thereof if paid on the 120 monthly payment term) shall be not less than what would have been paid if the Merged Plan Participant had elected Option 2 as described in paragraph (e) of this Section 16.05 and designated the Spouse as Contingent Annuitant. Merged Plan Benefits payable under this subsection 16.05(d)(ii) shall be reduced in accordance with subsection 16.05(b)(iv) if payments commence before the deceased Merged Plan Participant would have attained age 64.

                  (iii) If a Merged Plan Participant dies while he is receiving his Merged Plan Benefit on the Full Annuity Form and before he has received 120 monthly payments, his Beneficiary shall receive the payment of his Merged Plan Benefit for the balance of such 120 month period.

                  (iv) For purposes of this Section 16.05, Spouse means
             the person lawfully married to a Participant on the earlier of the date of the Merged Plan Participant's death or the date Merged Plan Benefit payments commence.

             (e) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph (e) with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit or combination of optional forms of benefits set forth in this paragraph (e) shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant.

                  (i) A Participant may elect to receive his Merged Plan Benefit payments in the Full Annuity Form. "Full Annuity Form" means a manner of paying his Merged Plan Benefit whereby payments are made during the lifetime of the Merged Plan Participant and cease upon his death, except if he dies before receiving payments for 120 months, such Merged Plan Benefit shall be paid to his Beneficiary for the balance of the 120 months' period.

                  (ii) Notwithstanding the provisions of subparagraph (i)
             next above, if a Merged Plan Participant has a Spouse on the date Retirement Income payments are to commence, and if such Merged Plan Participant has not elected otherwise in writing filed with the Pension Administrative Committee during the period set forth in Section 5.01(d) of this Plan, the amount of Merged Plan Benefit payments on the Full Annuity Form shall be reduced automatically to a percentage thereof payable to the Merged Plan Participant for life and upon his death payable at the rate of one-half of such reduced amount to his Spouse for life after the Merged Plan Participant's death. Such percentage shall be 97% if the date of birth of the Spouse is less than 36 months different from the Merged Plan Participant's date of birth reduced (increased, but not to more than 99.9%) by 0.4% if the age of the Spouse is three full years younger (older) than the Merged Plan Participant's age and by an additional 0.4% for each additional full year of age difference that the Spouse is younger (older) than the Merged Plan Participant. Any election by the Merged Plan Participant to waive such reduced joint and survivor payment basis shall not become effective unless the Spouse consents to such election pursuant to Section 5.01 of this Plan.

                  (iii) A Merged Plan Participant who elects not to receive his Merged Plan Benefit pursuant to the provisions of subparagraphs (i) and (ii) of this paragraph (e), may file a written election, subject to the spousal consent provisions of Section 5.01 of this Plan, with the Pension Administrative Committee electing to receive his Merged Plan Benefit in one of the following optional forms:

             Option 1. Reduced payments payable during the Merged Plan
                       Participant's life, with the provision that after his death such reduced payments shall continue during the life of and shall be paid to such person as he shall designate.

             Option 2. Reduced payments payable during the Merged Plan
                       Participant's life, with the provision that after his death payments at one-half the rate of his reduced payments shall continue during the life of and shall be paid to such person as he shall designate.

                  (iv) The person designated by the Participant under an
             option shall be known as a Contingent Annuitant. The election of an option shall be conditional upon the Participant's furnishing to the Pension Administrative Committee, within 90 days after filing such an election,

                       (A) the name and sex of the Contingent Annuitant, and

                       (B)  proof satisfactory to the Pension
                            Administrative Committee of the date of birth of the Contingent Annuitant.

                  (v) Election of an option under this paragraph (e) shall be subject to the following provisions:

                       (A) If a Merged Plan Participant dies before the effective date of the option, the option shall be canceled automatically.

                       (B) If the Contingent Annuitant designated under an option dies before the effective date of the option, the election of the option shall be canceled automatically and the Merged Plan Participant may thereafter make another election, subject to the conditions required therefor.

                       (C) If the Contingent Annuitant designated under an option dies after the effective date of the option, the amount of the Merged Plan Benefit to which the Merged Plan Participant is entitled under the option will be paid in accordance with the option and will cease upon the Merged Plan Participant's death.

                  (vi) No change may be made in the election of an option
             unless the Merged Plan Participant, with respect to such change, meets the requirements and conditions for electing an option. Subject to the spousal consent provisions of
             Section 5.01 of this Plan, the consent of the Contingent Annuitant is not required in the event of any change in option or Contingent Annuitant.

                  (vii) The amount of the reduced Merged Plan Benefit payable under an elected option listed in subparagraph (iii) of this paragraph (e) shall be a percentage of the Full Annuity Form of Merged Plan Benefit, based on the ages of the Merged Plan Participant and the Contingent Annuitant. Such percentage shall be 87% for Option 1 if the date of birth of the Contingent Annuitant is less than 12 months different from the Merged Plan Participant's date of birth reduced (increased, but not to more than 99.9%) by 0.6% if the age of the Contingent Annuitant is one full year younger (older) than the Merged Plan Participant's age and by an additional 0.6% for each additional full year of age difference that the Contingent Annuitant is younger (older) than the Merged Plan Participant. Such percentage shall be 97% for Option 2 if the date of birth of the Contingent Annuitant is less than 36 months different from the Merged Plan Participant's date of birth reduced (increased, but not to more than 99.9%) by 0.4% if the age of the Contingent Annuitant is three full years younger (older) than the Merged Plan Participant's age and by an additional 0.4% for each additional full year of age difference that the Contingent Annuitant is younger (older) than the Merged Plan Participant.

                  (viii) Notwithstanding anything to the contrary in this paragraph (e), no distribution of benefits shall provide the following:

                       (A) a period certain extending beyond the life expectancy of a Beneficiary designated by the Merged Plan Participant, and

                       (B) a period certain exceeding five years, if benefits are payable to a Beneficiary not designated by the Merged Plan Participant, and

                       (C)  any other violation of the provisions of
                            Section 401(a)(9) of the Code.

             (f) Except as provided in subsection 16.05(e)(ii), any Merged Plan Participant who elects to Retire after his Normal Retirement Date shall receive his Merged Plan Benefit in the Full Annuity Form equal to the Merged Plan Benefit, increased by 0.75% times the number of months between the Merged Plan Participant's Normal Retirement Date and the date on which such increased Merged Plan Benefit commences.

             (g) Notwithstanding anything in this Section 16.05 to the contrary and subject to Section 401(a)(9) of the Code, if a Merged Plan Participant continues as an Employee after his Normal Retirement Date, his Merged Plan Benefit shall not begin until the first day of the month next following his Severance Date (as defined in the Faber-Castell Salaried Plan).

             16.06  SPECIAL PROVISIONS RELATING TO BEROL PLAN.

             The following shall apply with respect to Merged Plan Participants who participated in the Berol Plan on or before the Plan Merger Date:

             (a) Benefit Accruals under the Berol Plan were permanently discontinued effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Members (as defined in the Berol Plan for purposes of this Section 16.06) compensated on a salaried basis and Members compensated on an hourly basis who were not factory hourly employees ("Salaried Members") became eligible to participate in this Plan in accordance with the terms of this Plan, and Members compensated on an hourly basis who were factory hourly employees ("Hourly Members") became eligible to participate in the Newell Pension Plan for Factory and Distribution Hourly Paid Employees ("Hourly Plan") in accordance with the terms of the Hourly Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date of Merged Plan Participants who were Salaried Members under the Berol Plan on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' Vesting Service, nonforfeitable interest in their Merged Plan Benefits and Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in

   Article II of this Plan) from and after the Benefit Accrual Date and
   (2) for periods of employment only with Empire Berol Corporation or its predecessor entities, and its affiliates, and not with any other entity that was not an Affiliated Company of Empire Berol Corporation or its predecessor entities prior to the Benefit Accrual Date. Effective January 1, 1997, the Merged Plan Benefits of all Hourly Members will be transferred to and assumed by the Hourly Plan. Accordingly, the provisions of this Section 16.06 shall only apply to the Merged Plan Benefits of Salaried Members, or of Hourly Members whose employment with all Employers terminated from and after the Plan Merger Date and prior to January 1, 1997.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Berol Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Berol Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) A Merged Plan Participant shall be entitled to receive payment of his Merged Plan Benefit beginning on his Normal Retirement Date (as defined in the Berol Plan for purposes of this Section 16.06).

                  (ii) A Merged Plan Participant may Retire at any time
             after reaching his Early Retirement Date. "Early Retirement Date" shall mean the first day of the month next succeeding the date on which a Merged Plan Participant both attains age fifty-five (55), and completes at least the aggregate of 10
             (A) Years of Service (as defined in the Berol Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in Article II of this Plan) after the Plan Merger Date.

                  (iii) If a Merged Plan Participant Retires on or after his Early Retirement Date, he may elect to receive his Merged Plan Benefit beginning at his Normal Retirement Date or as a reduced benefit beginning at his Early Retirement Date, which shall be his Merged Plan Benefit reduced by one-half percent (1/2%) for each month by which his Early Retirement Date precedes his Normal Retirement Date. A Merged Plan Participant's Merged Plan Benefit shall not be reduced if his Early Retirement Date occurs on or after attaining age 62. In addition, for such a Merged Plan Participant, the factors for age 65 in Exhibit A of the Berol Plan shall be applied to determine the amounts of benefits payable in optional forms in accordance with subsection 16.06(f).

                  If a Merged Plan Participant satisfied any service
             requirement for an early retirement benefit under the Berol Plan, but had a Break-in-Service (as defined in the Berol Plan for purposes of this Section 16.06) with a nonforfeitable Merged Plan Benefit before satisfying the age requirement for such early retirement benefit, then such Merged Plan Participant shall be entitled, upon the satisfaction of such early retirement benefit age requirement, to receive at that time a Merged Plan Benefit not less than that to which he would have been entitled at the time he satisfied the service requirement had his Early Retirement Date occurred at that time.

             (c) If a Merged Plan Participant's Retirement is deferred beyond his Normal Retirement Date, he shall upon actual Retirement receive a benefit equal to the Actuarial Equivalent of his Merged Plan Benefit.

             (d) If a Merged Plan Participant Separates from Service (as defined in the Berol Plan for purposes of this Section 16.06), he shall thereupon become an Inactive Member (as defined in the Berol Plan for purposes of this Section 16.06), and his interest and rights in this Merged Plan Benefit shall be limited to those provided in this paragraph (d) as follows:

                  (i) NONFORFEITABLE INTEREST. If a Merged Plan Participant who accumulates at least one Hour of Service (as defined in the Berol Plan for purposes of this
             Section 16.06) on or after October 1, 1989 separates from service prior to his Normal Retirement Date after completion of at least the aggregate of five (A) Years of Service (as defined in the Berol Plan) prior to the Plan Merger Date, and (B) years of Vesting Service (as defined in this Plan) after the Plan Merger Date, his Merged Plan Benefit at that time shall be nonforfeitable; prior thereto, it shall be forfeitable. In all events a Merged Plan Participant's Merged Plan Benefit shall be nonforfeitable at his Normal Retirement Date, his Early Retirement Date or his Postponed Retirement Date (as defined in the Berol Plan for purposes of this Section 16.06). If a Merged Plan Participant separates from service with a forfeitable interest in his entire Merged Plan Benefit, such Merged Plan Participant shall not be entitled to receive payment of his Merged Plan Benefit.

                  (ii) PAYMENT IN THE EVENT OF SEPARATION FROM SERVICE.
             If a Merged Plan Participant separates from service after completion of at least the aggregate of five (A) Years of Service (as defined in the Berol Plan) prior to the Plan Merger Date, and (B) Years of Vesting Service (as defined in this Plan) after the Plan Merger Date, his Merged Plan

             Benefit shall be paid to him at his Normal Retirement Date, except as otherwise provided in subsection 16.06(b)(iii).

             (e) If a Married Merged Plan Participant (as defined below) dies before his Annuity Starting Date (as defined in the Berol Plan for purposes of this Section 16.06) and such Merged Plan Participant has a nonforfeitable interest in his Merged Plan Benefit, his Surviving Spouse (as defined below) shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i)  DEATH BENEFIT.  If a Married Merged Plan
             Participant who has a nonforfeitable interest in his Merged Plan Benefit dies prior to Retirement, his Surviving Spouse will be entitled to a Qualified Preretirement Survivor Annuity. No other pre-retirement death benefits are provided under this Section 16.06.

                  (ii) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY SHALL
             MEAN A SURVIVOR ANNUITY (AS DEFINED IN THE BEROL PLAN FOR PURPOSES OF THIS SECTION 16.06) for the life of the Surviving Spouse of a Married Merged Plan Participant as follows:

                       (A) The payments to the Surviving Spouse under such annuity shall be equal to the amounts which would be payable under the Joint and Survivor Annuity provided for under this
                            Section 16.06 (or the Actuarial Equivalent thereof) as if:

                            (1)  in the case of a Married Merged Plan
                                 Participant who dies after the date on
                                 which the Merged Plan Participant
                                 attained the Earliest Retirement Age (as defined in the Berol Plan for purposes of this Section 16.06), such Merged Plan Participant had Retired with an immediate Joint and Survivor Annuity (as defined in the Berol Plan for purposes of this Section 16.06) on the day before the Merged Plan Participant's date of death, or

                            (2)  in the case of a Married Merged Plan
                                 Participant who dies on or before the
                                 date on which the Merged Plan
                                 Participant would have attained the
                                 Earliest Retirement Age, such Merged
                                 Plan Participant had:

                                 (I)  Separated from Service on the date
                                      of death,

                                 (II) survived to the Earliest Retirement
                                      Age,

                                 (III)     Retired with an immediate
                                           Joint and Survivor Annuity at
                                           the Earliest Retirement Age,
                                           and

                                 (IV) died on the day after the day on
                                      which such Merged Plan Participant
                                      would have attained the Earliest
                                      Retirement Age.

                       (B) The earliest period for which the Surviving Spouse may receive a payment under such annuity shall not be later than the month in which the Merged Plan Participant would have attained the Earliest Retirement Age. If payments commence before the Merged Plan Participant would have attained his Normal Retirement Date, the Qualified Preretirement Survivor Annuity shall be reduced by one-half percent (1/2%) for each month by which such payment commencement date precedes the date that he would have attained his Normal Retirement Date. However, the Qualified Preretirement Survivor Annuity shall not be reduced if payments commence on or after the date that the Merged Plan Participant would have attained age 62.

                  (iii)     For purposes of this Section 16.06,
             "Surviving Spouse" shall mean a Merged Plan Participant's spouse who survives him.

                  (iv) For purposes of this Section 16.06, "Married
             Merged Plan Participant shall mean a Merged Plan Participant whose spouse would be considered a Surviving Spouse upon the Merged Plan Participant's death.

             (f) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph (f) with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit or combination of optional forms of benefits set forth in this paragraph (f) shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant.

                  (i) A Merged Plan Participant shall be entitled to receive his Merged Plan Benefit in a monthly annuity beginning on the applicable commencement date of his Merged Plan Benefit and continuing on the first of each month thereafter during his lifetime for a minimum of sixty (60) months.

                  (ii) The portion of the monthly annuity payable under
             subparagraph (i) above shall, in the event of a Merged Plan Participant's death prior to termination of the guaranteed monthly payments, continue to his Beneficiary (as defined in the Berol Plan for purposes of this Section 16.06) for the balance of the guaranteed period.

                  (iii)     Notwithstanding the provisions of
             subparagraphs (i) and (ii) next above, unless a Merged Plan Participant who has a Surviving Spouse otherwise elects or has elected in the manner set forth in Sections 4.06 and
             5.01 of this Plan, the Actuarial Equivalent of his Merged Plan Benefit shall be paid to him and after his death to his Surviving Spouse in the form of a monthly annuity having the effect of a Joint and Survivor Annuity, which shall commence not later than sixty (60) days after the close of the Plan Year in which such Merged Plan Participant's actual Retirement or death after attainment of his Normal Retirement Date but prior to Retirement occurs.

                  (iv) A Merged Plan Participant may file a written
             election, subject to the spousal consent provisions of
             Section 5.01 of this Plan, with the Pension Administrative Committee electing to receive his Merged Plan Benefit in one of the following optional forms:

                       (A) STRAIGHT LIFE ANNUITY. Substantially equal monthly installments payable directly to the Merged Plan Participant during his lifetime only.

                       (B)  TEN YEARS CERTAIN.  Substantially equal
                            monthly installments payable directly to the Merged Plan Participant during his lifetime only, with a minimum of one hundred twenty
                            (120) monthly payments guaranteed.  The
                            portion of the monthly annuity payable shall in the event of a Merged Plan Participant's death prior to termination of the guaranteed monthly payments continue to his Beneficiary.

                       (C) FIVE YEARS CERTAIN. Substantially equal monthly installments payable directly to the Merged Plan Participant during his lifetime only, with a minimum of sixty (60) monthly payments guaranteed. The portion of the monthly annuity payable shall in the event of a Merged Plan Participant's death prior to termination of the guaranteed monthly payments continue to his Beneficiary.

                       (D)  JOINT AND SURVIVOR WITH 75% OR 100%
                            CONTINUANCE ANNUITY. Annuity payments in the same amount or in an amount equal to seventy-five percent (75%) of the Merged Plan Participant's reduced annuity (as elected by the Merged Plan Participant) shall continue to his Contingent Annuitant, if surviving, with the last payment to be made as of the first day of the month in which the death of the Merged Plan Participant's Contingent Annuitant occurs.

                       (E) CASH OPTION. A lump sum cash payment to the Merged Plan Participant that is the Actuarial Equivalent of the Merged Plan Benefit commencing on the Normal Retirement Date (or Early Retirement Date if the Merged Plan Participant has satisfied the requirements for receiving his Merged Plan Benefit on an Early Retirement Date).

                                 The election of any of the foregoing
                            optional forms of benefit referred to in subparagraphs (A) through (E) hereof must be made in advance of Early Retirement Date or Normal Retirement Date, whichever is applicable.

                                 After payment of a Merged Plan
                            Participant's Merged Plan Benefit has
                            commenced, no further elections, or
                            adjustments in the amount of his Merged Plan
                            Benefit, will be permitted under any
                            circumstances. Notwithstanding anything in this Section 16.06 to the contrary, no method of distribution may be made that would violate the minimum distribution incidental benefit requirements of Section 401(a)(9) of the Code.

                                ARTICLE XVII

                           Actuarial Assumptions -

                     Constituent Plans and Merged Plans
                     ----------------------------------

             Effective September 1, 1996, notwithstanding anything in this Plan to the contrary, the following shall apply to a lump sum distribution of an accrued benefit earned under any of the Constituent Plans described in Article XIII, or of a Merged Plan Benefit described in Article XIV or XVI:

             (a) For purposes of determining the Actuarial Equivalence of lump sum distributions made on and after September 1, 1996, the interest rate shall be the annual rate of interest on 30-year Treasury securities in effect for the second full calendar month last preceding the first day of the Plan Year in which the payment is made, and the mortality table shall be the 1983 Group Annuity Mortality Table (50% male and 50% female rates). For purposes of this Article XVII, "Plan Year" shall mean the Plan Year, as defined immediately prior to the applicable Merger Date or Plan Merger Date, in the Constituent Plan or Merged Plan with respect to which the distribution is made.

             (b) Notwithstanding anything to the contrary in paragraph (a) next above:

             (1) any determination of Actuarial Equivalence made pursuant to this Article XVII on and after September 1, 1996 and prior to September 1, 1997, shall use the annual rate of interest on 30-year Treasury securities in effect either (A) for the second full calendar month last preceding the first day of the Plan Year in which the distribution is made, or (B) on the date that the applicable interest rate would have been determined prior to September 1, 1996 under the applicable Constituent Plan or Merged Plan, whichever results in the larger payment.

             (2) The Actuarial Equivalent of a lump sum distribution under the Anchor Hocking Salaried Plan, the Anchor Hocking Salaried Plan-Hourly Part, the Goody Salaried Plan or the Berol Plan, shall not be less than the greater of:

                  (i) The Actuarial Equivalent determined using the interest rate (other than the interest rate used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination), and the associated mortality table, that were used to determine Actuarial Equivalence of lump sum distributions prior to September 1, 1996 under the applicable Constituent Plan or Merged Plan; or

                  (ii) The Actuarial Equivalent determined pursuant to
             paragraph (a) or subparagraph (b)(1) of this Article XVII.



             IN WITNESS WHEREOF, the Company has caused the Plan to be executed in its name by its duly authorized officer this 29th day of December, 1996, effective as of the first day of September, 1996.



                                 NEWELL OPERATING COMPANY



                                 By:_____________________________________

                                  EXHIBIT A
                                  ---------


                                                (1)                             (2)
                                         HOURS OF SERVICE,
                                        ELIGIBILITY YEAR OF
                                            SERVICE AND                       CREDITED
     COMPANY OR DIVISION                  VESTING SERVICE                     SERVICE
     -------------------                  ----------------                     --------
     Amerock                           Date of Hire*(1)                       January 1, 1989

     Anchor Hocking                    Date of Hire*(1)                       January 1, 1989

     Anchor Hocking Plastics           Date of Hire*(1)                       January 1, 1989

     BernzOmatic (3)                   April 1, 1982                          September 1, 1982

     Berol                             Date of Hire*                          April 1, 1996

     Bulldog Jordan

        Memphis, TN                    Date of Hire*                          Date of Hire

        Ogdensburg, NY                 February 1, 1949                       February 1, 1965

     Dorfile

        Los Angeles                    December 1, 1978                       January 1, 1980

        Memphis, TN                    April 16, 1969                         January 1, 1973

     EZ Paintr (Masterset)             March 31, 1973                         January 1, 1975

     EZ Paintr (Thomas)                Date of Hire*                          December 5, 1988

     Faber-Castell                     Date of Hire*                          January 1, 1996

     Foley                             Date of Hire*                          July 1, 1985

     Goody                             Date of Hire*                          January 1, 1995

     Intercraft                        Date of Hire*                          January 1, 1994

     Lapcor Plastics                   Date of Hire*                          April 1, 1984

     Lee Rowan                         Date of Hire*                          January 1, 1994

     Mirro                             Date of Hire*                          September 1, 1983



     Newell Corporate &
        Window Furnishings             February 1, 1949                       January 1, 1973(2)

     Newell Office Products
        (formerly W.T. Rogers)         Date of Hire*                          January 1, 1993

     Rema                              Date of Hire*                          January 1, 1989

     Sanford                           Date of Hire*(1)                       January 1, 1993

     Stuart Hall                       Date of Hire*                          January 1, 1995

     Systemworks                       Date of Hire*                          January 1, 1995



   (1)  The later of Date of Hire or Vesting Service date under a Prior
        Plan.

                              -----------------


   (2) Benefit Service earned back to February 1, 1949 is counted if, at all times before 1973 Employee was eligible to contribute to the Plan, he made the required contributions. If Employee was not eligible to contribute to the Plan before 1973 (for example, because he did not meet the age requirements), all pre-1973 service will be included when when determining Credited Service. If before 1973, Employee did not make the full required contribution to the Plan at any time he was eligible, only one period of pre-1973 service may be included in Credited Service. This is the continuous period immediately before January 1, 1973 when Employee contributed the full amount to the Plan.

   (3) For (i) each individual who is an active employee of the BernzOmatic Division of the Company at any time on or after June 1, 1995, and (ii) each former employee of the BernzOmatic Division of the Company who is entitled to a benefit under
        Section 4.04, the payment of which has not commenced prior to June 1, 1995, solely for purposes of determining such Participants' Vesting Service for purposes of (i) the definition of Early Retirement Date in Article II, (ii) the second sentence of Subsection 4.05(a) of the Plan, and (iii) determining the commencement and amount of a Qualified Preretirement Survivor Annuity pursuant to Subsection 4.07(a) of the Plan, such individuals shall receive credit for periods of employment with the Company or an Affiliated Company prior to and from and after April 1, 1982, and for periods of employment with BernzOmatic Corporation prior to April 1, 1982.

   *    Date of Hire refers to original employment date with Employer.

                             AMENDMENT I TO THE
           NEWELL PENSION PLAN FOR SALARIED AND CLERICAL EMPLOYEES
          --------------------------------------------------------
         (As Amended and Restated Effective as of September 1, 1996)


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Salaried and Clerical Employees, as amended and restated effective as of September 1, 1996 (the "Plan"); and

        WHEREAS, the Goody Products, Inc. Pension Plan for Salaried Employees (the "Goody Salaried Plan") was merged into the Plan, effective January 1, 1995;

        NOW, THEREFORE, IT IS RESOLVED that, pursuant to the power reserved to the Board of Directors of the Company by Section 10.02 of the Plan, the Plan is hereby amended, effective as of January 1, 1997, as follows:

        1. By adding the following new Sub-section 16.03(h) immediately following section 16.03(g) thereof:

        "16.03(H) SPECIAL PROVISION RELATING TO MERGED PLAN
        PARTICIPANTS WHOSE EMPLOYMENT AT GOODY PRODUCTS, INC.
        TERMINATED BETWEEN NOVEMBER 17, 1993, AND DECEMBER 31, 1994.

        (i) Solely for purposes of calculating the Merged Plan Benefit of those Merged Plan Participants who formerly participated in the Goody Salaried Plan, whose employment with Goody terminated between November 17, 1993 and December 31, 1994, and who received severance pay pursuant to the Amended and Restated Goody
             Products, Inc. Special Severance Policy (the "Severance Policy") (hereinafter referred to as the "Goody Severed Participants"), the term Hour of 'Service' (as defined in Section 2.17 and applied in Section 3.02 of the Goody Salaried Plan) shall include any hour following termination of employment with Goody for which a Goody Severed Participant is paid or entitled to payment pursuant to the Severance Policy, and the term Final Average 'Salary' (as defined in Section 2.16 and applied in Section 6.01 of the Goody Salaried Plan) shall be calculated with reference to the five consecutive years yielding the highest average within the ten year period ending on the last day for which the Goody Severed Participant received severance pay pursuant to the Severance Policy.

        (ii) As soon as practicable, the Plan will recalculate the Merged Plan Benefit (the "Recalculated Merged Plan Benefit") of each Goody Severed Participant in accordance with the terms of subparagraph (i) hereof and will notify each such participant of his or her Recalculated Merged Plan Benefit. As soon as practicable, the Plan will also make a lump sum payment equal in amount to the difference between the aggregate amount of Merged Plan Benefit payments already made to such participant and the amount such participant would have received if such payments had been based upon his or her Recalculated Merged Plan Benefit.


             IN WITNESS WHEREOF, this Amendment I to the Plan has been executed on this 2nd day of April, 1997.

                                 NEWELL OPERATING COMPANY



                                 By:

                                 ________________________________________


                                 Title:

                                 ________________________________________

                           FIRST AMENDMENT TO THE
                      NEWELL PENSION PLAN FOR SALARIED
                           AND CLERICAL EMPLOYEES
         (As Amended and Restated Effective as of September 1, 1996)


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Salaried and Clerical Employees (As Amended and Restated Effective as of September 1, 1996) (the "Plan"); and

        WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

        NOW, THEREFORE, the Plan is hereby amended in the following respects effective as of the dates specified herein and with respect to each participant who earns an hour of service on or after the applicable effective date:

   1. Exhibit A to the Plan is hereby amended, effective as of May 30, 1995 to add the following Company:


                                Hours of Service,
                                Eligibility Year
                                 of Service and
         Company or Division     Vesting Service      Credited Service
         -------------------     ---------------      ----------------

             Kirsch, Inc.         Date of Hire          May 30, 1997


        IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on its behalf, by its officer duly authorized, this 29th day of May, 1997.

                                           NEWELL OPERATING COMPANY



                                           By:___________________________

                             AMENDMENT II TO THE
           NEWELL PENSION PLAN FOR SALARIED AND CLERICAL EMPLOYEES
           -------------------------------------------------------
         (As Amended and Restated Effective as of September 1, 1996)


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Salaried and Clerical Employees, as amended and restated effective as of September 1, 1996 (the "Plan");

        WHEREAS, the Goody Products, Inc. Pension Plan for Salaried Employees (the "Goody Salaried Plan") was merged into the Plan, effective January 1, 1995; and

        WHEREAS, the Plan previously was amended by virtue of an amendment titled "Amendment I," and the Company now deems it appropriate to further amend the Plan to clarify the operation of Amendment I:

        NOW, THEREFORE, IT IS RESOLVED that, pursuant to the power reserved to the Board of Directors of the Company by Section 10.02 of the Plan, the Plan is hereby amended, effective as of January 1, 1997, as follows:

        1. By adding the following new subparagraph (iii) to subsection 16.03(h) which was added to the Plan by virtue of Amendment I thereof:

        (iii) If, prior to the implementation of Amendment I, a Goody Severed Participant received a mandatory cash out pursuant to subsection 4.15(a) of the Plan or Section
                  7.04 of the Goody Salaried Plan, but, as a result of the recalculation of the Merged Plan Benefit as described in subparagraphs (i) and (ii) of this subsection 16.03(h), the Actuarial Equivalent of such Goody Severed Participant's Recalculated Merged Plan Benefit exceeds $3,500, then with respect to that portion of the Recalculated Merged Plan Benefit that the Goody Severed Participant has not yet received, the Goody Severed Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of the Plan, to receive payment of such portion in a lump sum. In such event, the Pension Administrative Committee shall distribute the Actuarial Equivalent of such portion of the Recalculated Merged Plan Benefit to the Goody Severed Participant as soon as administratively feasible after receipt of such election. In the absence of such election, the unpaid portion of the Recalculated Merged Plan Benefit of the Goody Severed Participant will be paid as described in Section 4.06 and subsections 16.03 (f) and (g) of the Plan.

             IN WITNESS WHEREOF, this Amendment II to the Plan has been executed on this 8th day of October, 1997.

                                 NEWELL OPERATING COMPANY


                                 By:

                                 _________________________________


                                 Title:


                                 _________________________________

                             AMENDMENT IV TO THE
                      NEWELL PENSION PLAN FOR SALARIED
                           AND CLERICAL EMPLOYEES
         (As Amended and Restated Effective as of September 1, 1996)


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Salaried and Clerical Employees (As Amended and Restated Effective as of September 1, 1996) (the "Plan"); and

        WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

        NOW, THEREFORE, the Plan is hereby amended in the following respects effective as of the date specified herein and with respect to each participant who earns an hour of service on or after the applicable effective date:

   1. Exhibit A to the Plan is hereby amended, effective as of May 1, 1998, by adding the following Divisions:

                                       Hours of Service,
                                       Eligibility Year
                                       of Service and       Credited
         Company or Division           Vesting Service      Service
         -------------------           ---------------      -------

         Intercraft at Covington, TN   Date of Hire*        May 30, 1997
         Levolor Home Fashions         Date of Hire*        July 1, 1998


        IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be executed on its behalf, by its officer duly authorized, this 15th day of June, 1998.

                                           NEWELL OPERATING COMPANY



                                           By:___________________________


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